As filed with the Securities and Exchange             Registration Nos. 33-17463
Commission on or about February 26, 1997                                811-5344


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

                             REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933
                                                                     -----
                      Pre-Effective Amendment No.
                                                  ----               -----
                     Post-Effective Amendment No.  16                  X
                                                  ----               -----

                                     and/or

                             REGISTRATION STATEMENT
                    UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 17                       X
                                             ----                    -----

                        WILLIAM BLAIR MUTUAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                             222 West Adams Street
                            Chicago, Illinois  60606
              (Address of Principal Executive Offices)  (Zip Code)

       Registrant's Telephone Number, Including Area Code: (312) 364-8000

                                              Copy to:
James L. Barber, Jr.                          Charles F. Custer, Esquire
222 West Adams Street                         Vedder, Price, Kaufman & Kammholz
Chicago, Illinois  60606                      222 North LaSalle Street
(Name and Address of Agent for Service)       Chicago, Illinois

                     ------------------------------------

Pursuant to Rule 24f-2 of the Investment Company Act of 1940, the Registrant has registered an indefinite amount of capital stock under the Securities Act of 1933. The Rule 24f-2 Notice for the fiscal year ended December 31, 1996 will be filed on or about February 27, 1997.

It is proposed that this filing will become effective (check appropriate box)

[ ]      immediately upon filing pursuant to paragraph (b); or

[ ]      on (date) pursuant to paragraph (b); or

[ ]      60 days after filing pursuant to paragraph (a)(1); or

[X]      on May 1, 1997 pursuant to paragraph (a)(1); or

[ ]      75 days after filing pursuant to paragraph (a)(2); or

[ ]      on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                      NOTE

Currently, the Registrant has five series. Four of the series have a combined prospectus and statement of additional information. The fifth series, the Value Discovery Fund, was added via Post-Effective Amendment No. 15. This filing combines each of the five series into a single prospectus and statement of additional information.

                        WILLIAM BLAIR MUTUAL FUNDS, INC.

                             CROSS REFERENCE SHEET



Item No. of Form N-1A                                               Caption
Part A    . . . . . . . . . . . . . . . . . . . . . . . .           Prospectus
------                                                              ----------

1         . . . . . . . . . . . . . . . . . . . . . . . .           Cover page

2         . . . . . . . . . . . . . . . . . . . . . . . .           Fund Expenses

3         . . . . . . . . . . . . . . . . . . . . . . . .           Financial Highlights

4         . . . . . . . . . . . . . . . . . . . . . . . .           Growth Fund; Value Discovery Fund; International
                                                                    Growth Fund; Income Fund; Ready Reserves Fund

5         . . . . . . . . . . . . . . . . . . . . . . . .           Management of the Fund

5A        . . . . . . . . . . . . . . . . . . . . . . . .           Inapplicable

6         . . . . . . . . . . . . . . . . . . . . . . . .           Shareholder Services and Rights; Dividend and
                                                                    Distribution Policy; Other Important Information;
                                                                    back cover

7         . . . . . . . . . . . . . . . . . . . . . . . .           How to Buy; How to Sell; Exchanges; Shareholder
                                                                    Services and Rights; Determination of Net Asset
                                                                    Value

8         . . . . . . . . . . . . . . . . . . . . . . . .           How to Sell; Exchanges; Shareholder Services and
                                                                    Rights; Other Important Information

9         . . . . . . . . . . . . . . . . . . . . . . . .           Inapplicable



Part B                                                              Statement of Additional Information
------                                                              -----------------------------------

10        . . . . . . . . . . . . . . . . . . . . . . . .           Cover page

11        . . . . . . . . . . . . . . . . . . . . . . . .           Table of Contents



Item No. of Form N-1A                                               Caption
Part B                                                              Statement of Additional Information
------                                                              -----------------------------------

12        . . . . . . . . . . . . . . . . . . . . . . . .           Inapplicable

13        . . . . . . . . . . . . . . . . . . . . . . . .           Investment Policies and Restrictions; Investment
                                                                    Practices; Appendix A; Appendix B

14        . . . . . . . . . . . . . . . . . . . . . . . .           Management of the Fund

15        . . . . . . . . . . . . . . . . . . . . . . . .           Management of the Fund

16        . . . . . . . . . . . . . . . . . . . . . . . .           Management of the Fund; General Fund Information

17        . . . . . . . . . . . . . . . . . . . . . . . .           Management of the Fund

18        . . . . . . . . . . . . . . . . . . . . . . . .           Shareholder Rights

19        . . . . . . . . . . . . . . . . . . . . . . . .           General Fund Information

20        . . . . . . . . . . . . . . . . . . . . . . . .           General Fund Information

21        . . . . . . . . . . . . . . . . . . . . . . . .           Management of the Fund

22        . . . . . . . . . . . . . . . . . . . . . . . .           Growth Fund; International Growth Fund; Income Fund;
                                                                    Ready Reserves Fund

Part B                                                              Statement of Additional Information
------                                                              -----------------------------------

23        . . . . . . . . . . . . . . . . . . . . . . . .           Financial Information of the Fund


Part C                                                              Other Information
------                                                              -----------------

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS / MAY 1, 1997

WILLIAM BLAIR
MUTUAL FUNDS, INC.
----------------------------


GROWTH FUND
----------------------------

VALUE DISCOVERY FUND
----------------------------

INTERNATIONAL GROWTH FUND
----------------------------

INCOME FUND
----------------------------

READY RESERVES FUND
----------------------------

This prospectus contains important information about the individual portfolios, including their investment objectives. For your benefit and protection, please read it before you invest, and keep it for future reference.

An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Ready Reserves Fund will be able to maintain a stable $1.00 share price.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


William Blair Mutual Funds, Inc.
222 West Adams Street
Chicago, Illinois 060606

TABLE OF
CONTENTS

         OVERVIEW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

         FUND EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

         FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                 GROWTH FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                 VALUE DISCOVERY FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                 INTERNATIONAL GROWTH FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 INCOME FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 READY RESERVES FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

         GROWTH FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

         VALUE DISCOVERY FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

         INTERNATIONAL GROWTH FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

         INCOME FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

         READY RESERVES FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

         YOUR ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 How to Buy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 How to Sell  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                 Exchanges  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                 Shareholder Services and Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                 Dividend and Distribution Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                 Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
                 Determination of Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 Other Important Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

         MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

         PERFORMANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

         INVESTMENT GLOSSARY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

         FOR MORE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39

OVERVIEW -

William Blair Mutual Funds, Inc. (the "Fund") is a no-load, open-end diversified mutual fund consisting of five portfolios, each with its own investment objective and policies. Each portfolio is managed by the investment professionals of William Blair & Company, L.L.C. (the "Adviser"), an investment adviser with over $7.8 billion in assets under management.

For most purposes, each portfolio operates like a separate mutual fund. Each portfolio has its own goal, strategy and risk/reward profile. The Growth Fund, the Value Discovery Fund and the International Growth Fund each invest primarily in equity securities for long-term capital appreciation. Therefore, they may be more appropriate investments for individuals with longer time horizons and who are willing to accept higher short-term risk along with higher potential long-term returns. The Income Fund invests primarily in bonds and may be more appropriate for individuals with a shorter time horizon and who are seeking income. The Ready Reserves Fund invests in money market securities, which are short-term instruments and generally provide a lower level of income than bonds, but also provide a low degree of volatility.

There can be no assurance that a portfolio will meet its investment objective. Like all investments, each portfolio is subject to market fluctuations and financial risks. Because you could lose money by investing in these portfolios, be sure to read all the information carefully before investing.

The next several pages contain information on the expenses associated with an investment in each portfolio, as well as financial highlights for all portfolios. Following the discussion of Fund expenses is concise information on each of the portfolios, as follows:

  -GOAL AND STRATEGY           the portfolio's investment objective and the method by which it will pursue its goal

----------------------------------------------------------------------------------------------------------------
  -PORTFOLIO SECURITIES        the primary types of securities in which the portfolio invests
                               (Certain investments, policies and techniques are described more fully in the
                               "Investment Glossary" at the end of the prospectus.)
----------------------------------------------------------------------------------------------------------------
  -RISK FACTORS                the major risks associated with investing in the portfolio
----------------------------------------------------------------------------------------------------------------
  -PORTFOLIO                   the individuals assigned by the investment adviser to handle the day-to-day
   MANAGEMENT                  management of the portfolio

FUND EXPENSES -
William Blair Mutual Funds are no-load, which means you do not pay a sales charge.

Shareholder transaction expenses for William Blair Mutual Funds
---------------------------------------------------------------
Maximum sales load imposed on purchases                             NONE
Maximum sales load imposed on reinvestments                         NONE
Deferred sales load                                                 NONE
Redemption fee                                                      NONE


Annual Fund operating expenses
------------------------------
(as a percentage of average daily net assets)


Fund investors pay various expenses, either directly or indirectly. This table shows the expenses for the past year, adjusted to reflect any reimbursements. Future expenses may be greater or less.

                                          Value   International           Ready
                               Growth   Discovery    Growth     Income   Reserves
                              ---------------------------------------------------
 Management fee                  .68%    1.15%       1.10%       .58%     .60%
 Other expenses                  .11      .35*        .34        .12      .11

 12b-1 fee                      None      None        None       None      None
                                ----      ----        ----       ----      ----
 Total Fund operating
 expenses                        .79%    1.50%*      1.44%       .70%     .71%
                                 ===     ====        ====        ===      ===

*After expense reimbursement. The Value Discovery Fund commenced operations on December 23, 1996; therefore, "other expenses" are based upon the annualized estimates for the current fiscal year, after reimbursement. During the portfolio's first year of operations, the Adviser has agreed to voluntarily absorb total operating expenses that exceed 1.50% of the portfolio's average daily net assets. Without the Adviser's voluntary absorption of expenses, the portfolio's total operating expenses are estimated to be 1.95%.

Example: The purpose of this example is to assist the you in understanding the various costs and expenses that an investor in a portfolio may bear directly or indirectly.

This table shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

                               1 Year      3 Years      5 Years     10 Years
GROWTH                          $ 8        $25          $44          $  98

VALUE DISCOVERY                 $15        $47           --             --

INTERNATIONAL GROWTH            $15        $46          $79          $ 174

INCOME                          $ 7        $22          $39          $  87

READY RESERVES                  $ 7        $23          $40          $  89

THE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE. IT IS BASED
UPON THE ANNUAL FUND OPERATING EXPENSES SHOWN ABOVE.   FIGURES ARE SHOWN FOR
THE VALUE DISCOVERY FUND ONLY FOR THE ONE- AND THREE-YEAR PERIODS BECAUSE IT IS A NEW PORTFOLIO.

FINANCIAL HIGHLIGHTS -

The figures below for the periods ended December 31, each portfolio's fiscal year end, were audited by the Fund's independent auditors.

GROWTH FUND

                                                                           Years Ended December 31,
                                              ----------------------------------------------------------------------------------
                                              1996     1995     1994     1993     1992    1991    1990     1989    1988     1987
                                              ----     ----     ----     ----     ----    ----    ----     ----    ----     ----
Net asset value, beginning of period        $ 11.900 $  9.600 $  9.730 $  9.390 $  9.490 $ 6.970 $ 7.840  $ 7.810 $ 8.210 $ 9.100
Income from investment
operations:
  Net investment income                        (.010)    .034     .027     .035     .045    .070    .131     .125    .126    .148
  Net realized and unrealized gain (loss)
      on investments                           2.144    2.750     .581    1.389     .671   2.970   (.287)   2.178    .433    .839
                                            -------- -------- -------- -------- -------- ------- -------  ------- ------- -------
Total from investment operations               2.134    2.784     .608    1.424     .716   3.040   (.156)   2.303    .559    .616
Less distributions from:
  Net investment income                         .010     .030     .025     .035     .047    .070    .130     .130    .160    .135
  Net realized gain on investments              .544     .454     .713    1.049     .769    .450    .584    2.143    .799   1.371
                                            -------- -------- -------- -------- -------- ------- -------  ------- ------- -------
Total distributions                             .544     .484     .738    1.084     .816    .520    .714    2.273    .959   1.506
                                            -------- -------- -------- -------- -------- ------- -------  ------- ------- -------
Net asset value, end of period              $ 13.480 $ 11.900 $  9.600 $  9.730 $  9.390 $ 9.490 $ 6.970  $ 7.840 $ 7.810 $ 8.210
                                            ======== ======== ======== ======== ======== ======= =======  ======= ======= =======
Total return (%)                               17.99    29.07     6.45    15.51     7.61   44.37   (2.02)   30.45    7.12    7.99
Ratios to average net assets (%):
  Expenses                                       .78      .65      .71      .78      .83     .90     .87      .91     .92     .87
  Net investment income (loss)                  (.03)     .34      .32      .38     1.34     .83    1.70     1.36    1.46    1.46
Supplemental data:
  Net assets at end of period (000s)        $501,774 $363,036 $217,560 $150,046 $111,082 $91,433 $62,898  $67,421 $59,767 $66,279
  Portfolio turnover rate (%)                     43       32       46       55       27      33      34       34      18      22
  Average Commission Rate                   $  .0621       --       --       --       --      --      --       --      --      --



VALUE DISCOVERY FUND

                                       Year Ended December 31, 1996(a)
                                       -------------------------------
Net asset value, beginning of period              $  10.000

Income from investment operations:
  Net investment income                                   -
  Net realized and unrealized gain
     on investments                                       -
Total from investment operations                          -
Less distributions from:
  Net investment income                                   -
  Net realized gain on investments                        -
Total distributions                                       -
Net asset value, end of period                    $  10.000
                                                  =========
Total return (%)
Ratios to average net assets (%):
  Expenses                                                -
  Net investment income                                   -
Supplemental data:
  Net assets at end of period (000s)              $       2
  Portfolio turnover rate (%)                             -


----------------------
(a) For the period December 23, 1996 (Commencement of Operations) to December 31, 1996.

INTERNATIONAL GROWTH FUND

                                                                   Years ended December 31,              Period Ended
                                                   ---------------------------------------------------    December 31,
                                                     1996          1995          1994          1993       1992(a)(b)
                                                     ----          ----          ----          ----       ----------
Net asset value, beginning of period               $ 13.120     $  12.360      $  13.180      $ 10.130      $ 10.000
Income from investment operations:
   Net investment income (loss)                        .029          .105          0.016         0.008        (0.011)
   Net realized and unrealized gain (loss) on
      investments, foreign currency and
      other assets and liabilities                    1.299          .758         (0.025)        3.401         0.141
                                                   --------     ---------      ---------      --------      --------
Total from investment operations                      1.328          .890         (0.009)        3.409         0.130
Less distributions from:

   Net investment income                               .068(c)       .130(c)       0.024            --            --
   Net realized gain on investments                    .430            --          0.714         0.359            --
   Tax return of capital                                 --            --          0.073(d)         --            --
                                                   --------     ---------      ---------      --------      --------
Total distributions                                    .498          .130          0.811         0.359            --
                                                   --------     ---------      ---------      --------      --------
Net asset value, end of period                     $ 13.950     $  13.120      $  12.360      $ 13.180      $ 10.130
                                                   ========     =========      =========      ========      ========
Total return (%)                                      10.20          7.22           (.04)        33.65          1.30
Ratios to average net assets (%)
   Expenses (e)                                        1.44          1.48           1.51          1.71          1.88
   Net investment income (loss) (e)                     .19           .87            .15           .11          (.56)

Supplemental data:
   Net assets at end of period (000s)              $105,148     $  89,762      $  70,403      $ 40,298      $ 10,767
   Portfolio turnover rate (%)                           89            77             40            83             5
   Average Commission Rate                         $  .0051            --             --            --            --



INCOME FUND

                                                                       Years Ended December 31,
                                                                                                                    Period Ended
                                                    ---------------------------------------------------------------  December 31,
                                                       1996       1995       1994      1993       1992      1991     1990(a)(f)
                                                       ----       ----       ----      ----       ----      ----      ----------
Net asset value, beginning of period                 $  10.570  $  9.850  $  10.580  $  10.600  $   10.770  $  10.200  $  10.000
Income from investment operations:
   Net investment income                                  .619      .646       .661       .651        .832        .95       .164
   Net realized and unrealized gain (loss)
     on investments                                      (.309)     .732      (.741)      .159       (.089)      .638       .126
                                                     ---------  --------  ---------  ---------   ---------  ---------  ---------
Total from investment operations                          .310     1.378      (.080)      .810        .743      1.583       .290
Less distributions from:
   Net investment income                                  .610      .658       .646       .651        .827       .870       .090
   Net realized gain on investments                         --        --       .004       .179        .086       .143         --
                                                     ---------  --------  ---------  ---------   ---------  ---------  ---------
Total distributions                                       .610      .658       .650       .830        .913      1.013       .090
                                                     ---------  --------  ---------  ---------   ---------  ---------  ---------
Net asset value, end of period                       $  10.270  $ 10.570  $   9.850  $  10.580  $   10.600  $  10.770  $  10.200
                                                     =========  ========  =========  =========   =========  =========  =========
Total return (%)                                          3.07     14.37       (.74)      7.82        7.17      16.47       2.91(b)
Ratios to average net assets (%):
   Expenses (g)                                            .70       .68        .68        .70         .88        .92        .74
   Net investment income (g)                              5.97      6.24       6.33       5.96        7.69       8.33       8.39
   Supplemental data:
   Net assets at end of period (000s)                $ 150,006  $147,370  $ 143,790  $ 204,381  $  136,896  $  83,041  $  22,899
   Portfolio turnover rate (%)                              68        54         63        114          47         64        159


----------------------
(a) Ratios are annualized except total return for period less than one year.
(b) For the period October 1, 1992 (Commencement of Operations) to December 31, 1992.
(c) Includes $.022 and $.061 in passive foreign investment company transactions which are treated as ordinary income for Federal income tax purposes for 1996 and 1995, respectively.
(d)      Includes $431 relating to a tax return of capital.
(e) Without the waiver of expenses in 1993 and 1992, the expense ratios would have been 2.08% and 2.55% and the net investment ratios would have been (.25)% and (1.22)%, respectively.
(f) For the period from September 25, 1990 (Commencement of Operations) to December 31, 1990.
(g) Without the waiver of expenses in 1991 and 1990, the expense ratios would have been 1.06% and 1.22% and the net investment income ratios would have been 8.19% and 7.67%, respectively.

READY RESERVES FUND

                                                                    Years Ended December 31                     Period Ended
                                            ----------------------------------------------------------------    December 31
                                              1996    1995    1994    1993    1992    1991    1990    1989      1988(a) (b)
                                              ----    ----    ----    ----    ----    ----    ----    ----
Net asset value, beginning of period      $ 1.0000 $ 1.0000 $ 1.0000   $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000 $ 1.0000 $ 1.0000
Income from investment operations:
   Net investment income                     .0478    .0530    .0361      .0261     .0327     .0551     .0755    .0848    .0399
   Net realized and unrealized gain
   (loss) on investments                         _        _   (.0026)         _         _         _         _        _        _
                                           -------  -------  -------    -------  --------   -------    ------   ------  -------
Total from investment operations             .0478    .0530    .0335      .0261     .0327     .0551     .0755    .0848    .0399
Less distributions from:
   Net investment income                     .0471    .0530    .0361      .0261     .0327     .0551     .0755    .0848    .0399
                                           -------  -------  -------    -------  --------   -------    ------   ------  -------
Total distributions                          .0471    .0530    .0361      .0261     .0327     .0551     .0755    .0848    .0399
Capital contribution                             _        _    .0026          _         _         _         _        _        _
                                           -------  -------  -------    -------  --------   -------    ------   ------  -------
Net asset value, end of period            $ 1.0000 $ 1.0000 $ 1.0000   $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000 $ 1.0000 $ 1.0000
                                           =======  =======  =======    =======   =======   =======   =======  =======  =======
Total return (%)                              4.81     5.45     3.67(c)    2.64      3.32      5.64      7.81     8.86     7.79 (b)
Ratios to average daily net assets (%):
   Expenses                                     71      .72      .71        .71       .71       .71       .75      .80      .81
   Net investment income                      4.78     5.30     3.61       2.61      3.27      5.51      7.56     8.47     7.54
Supplemental data:
   Net assets at end of period (000s)     $760,808 $703,993   $1,277  $ 477,268  $448,797  $402,978  $415,292 $342,245 $203,704


------------------

(a)      Ratios are annualized.
(b) For the period from June 22, 1988 (Commencement of Operations) to December 31, 1988.
(c) The total return includes the impact of the investment adviser's capital contribution. Without the investment adviser's capital contribution, the total return would have been 3.40%.

GROWTH FUND -


The portfolio seeks long-term appreciation of capital by investing in well-managed companies in growing industries.

GOAL AND STRATEGY
The Growth Fund seeks long-term appreciation of capital by investing in well managed companies in growing industries. The Adviser researches the market for companies that have grown more rapidly than the gross national product from one business cycle to the next. The portfolio may invest in cyclical industries when the Adviser deems them to be at or near the bottom of their business cycle and expects a multi-year period of sustained growth.

The Adviser intends to seek growth opportunities by investing in each of the following classes of companies in varying proportions:

LARGE, high quality, seasoned growth companies that have demonstrated sustained growth over a long period of time;

MEDIUM sized companies of emerging investment quality whose records of sales and earnings growth are not as well established; and

SMALL, rapid growth companies that have had especially vigorous growth in revenues and earnings.

The Adviser will invest in companies that it believes are well managed considering some or all of the following investment criteria:

A leader in the field. The company should be, or clearly have the expectation of becoming, a significant provider in the primary markets it serves.

Unique or specialty company. The company should have some distinctive attribute that cannot easily be duplicated by present or potential competitors. This may take the form of proprietary products or processes, a unique distribution system, an entrenched brand name or an especially strong financial position.

Quality products or services. The company's products or services should be regarded as being of superior quality, which should enable the company to obtain a premium price and to command greater customer loyalty.

Marketing capability. The company should have a distinctive capability in sales, service or distribution.

Value to customer. The prices of the company's products or services should be based upon their value to the customer, rather than their production cost.

Return on equity. The company should have achieved, or have the potential to achieve, an above average return on equity through efficient use of assets and adequate margins, rather than excessive financial leverage. Such companies should be able to finance most or all of their growth internally and translate revenue and income growth into rising per share earnings and dividends.

Conservative financial policies and accounting practices. The company should have a relatively simple, clean financial structure and adhere to conservative and straightforward accounting practices.

The portfolio invests primarily in common stocks.

PORTFOLIO SECURITIES
The portfolio invests primarily in common stocks. The portfolio may, however, hold convertible debentures and preferred stocks that meet its investment criteria. To a limited extent, the portfolio may also invest in certain types of securities and use certain investment techniques, such as depository receipts, illiquid securities, when-issued and delayed delivery securities and repurchase agreements, which are more fully described in the Investment Glossary at the end of this prospectus. The Investment Glossary also describes the portfolio's policies with regard to borrowing, concentration, diversification and portfolio turnover, along with the risks associated with the portfolio's investments and policies. Types of investments and investment techniques that the portfolio intends to use only to a very limited extent, such as warrants, are described in the Statement of Additional Information.

Generally the portfolio will remain fully invested, and the Adviser will not attempt to time the market. However, if significant adverse market action is anticipated, investment-grade debt securities may be held without limit as a temporary defensive measure. Normally, the portfolio does not purchase any stocks with a view to quick turnover for capital gains.

All investments are subject to market fluctuations and financial risks. The value of your investment will fluctuate in response to stock market movements.

INVESTMENT RISKS
To the extent that the portfolio invests in small companies, it takes on additional risks. This is because small companies may be in earlier stages of development, may be dependent upon a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Smaller companies may be more adversely affected by poor economic or market conditions. In addition, small companies may be traded in low volumes, which
can increase volatility and liquidity risks.   Any debentures are likely to be
lower-rated or non-rated securities, which generally involve more credit risk than debentures in the higher rating categories and generally include some speculative characteristics.

PORTFOLIO MANAGEMENT
The Growth Fund is co-managed by Rocky Barber and Mark A. Fuller, III.

Rocky Barber is a principal of William Blair & Company, L.L.C. He joined William Blair in 1986 as a portfolio manager and manager of the Investment Management Department. Besides his management responsibilities, he co-manages the Growth Fund and is a member of the department's Growth team. Previously, he was an equity manager with Alliance Capital Management for nine years and president of the Alliance Capital Bond Fund, a group of fixed-income mutual funds. Prior to that, Rocky was a financial analyst with the Stanford University Endowment. Rocky is president of William Blair Mutual Funds, Inc., a past president of the board of Commissioners of the Winnetka Park District and a past Chairman of the Board of Trustees of the Stanford Business School Trust. He currently serves on the Board of the LaRabida Children's Hospital
Foundation.  Education:  B.A., M.S. and  M.B.A., Stanford University;   CFA.

Mark A. Fuller, III is a principal of William Blair & Company, L.L.C. He has been with William Blair since 1983. He began his career in Institutional Sales, developing long-standing relationships with each of the firm's research analysts. Today he is a portfolio manager for numerous accounts, co-manages the firm's Growth Fund and is a member of the department's Small Cap and Aggressive Growth teams. Prior to joining William Blair he was a sales representative with IBM Corporation. Education: B.A., Northwestern University; M.B.A., Northwestern University Kellogg Graduate School of Management.

VALUE DISCOVERY FUND  -

The portfolio's objective is long-term capital appreciation. Using a value discipline, the portfolio invests primarily in the equity securities of small companies.

GOAL AND STRATEGY
The Value Discovery Fund's investment objective is to seek long-term capital appreciation. The portfolio pursues its objective by investing with a value discipline primarily in the equity securities of small companies. In selecting companies for investment, the Adviser evaluates the extent to which a company meets the investment criteria set forth below. The weight given to a particular investment criterion will depend upon the circumstances, and some portfolio holdings may not meet all of the following criteria:

Material Price/Value Disparity--whether the company's current market value reflects a material discount from the Adviser's estimate of the company's intrinsic value. In determining a company's intrinsic value, the Adviser generally will assess whether a company's share price appears to be inexpensive relative to any of the following: sales, projected earnings, projected cash flow, discounted cash flow, asset values and liquidation value. The discount of the market value from the intrinsic value is considered material when it provides an adequate return opportunity compared to alternative small company investments. The Adviser believes that the short-term market assessment of a company's value can differ materially from a long-term perspective. Therefore, price/value disparities can result from particular industries and companies currently being in disfavor in the market. As the reasons for market disfavor dissipate, a market reassessment can result in price appreciation. However, there is no guarantee that this will result in market appreciation for a company.

Probable Expansion in Profitability--whether the company has a reasonable expectation of improving its level of profitability over a three year investment horizon. The Adviser believes an expansion in profit margins generally results in improved market valuation. Therefore, the Adviser will look for companies that it believes have the potential for normal, sustainable levels of profitability greater than their current levels. Factors used to assess the normal level of future profitability for a company include industry profit levels and competitiveness and the company's competitive advantages and business strategy.

Skilled and Committed Management--whether the company has a capable and skilled management team and a clearly articulated and logical business strategy with a reasonable probability of successful execution. Generally, this determination will be made through due diligence with management, which often includes on-site meetings. Factors used to assess management's ability to execute its business strategy include tangible evidence of prior business success and management's level of financial commitment to the company through equity ownership.

Strong Capital Structure--whether the company has a relatively simple, clean financial structure without excessive use of financial leverage. In addition, the company should adhere to conservative and straightforward accounting practices.

Positive Catalyst--the likelihood that the company will undergo a positive corporate change within a three-year investment horizon. Examples of positive corporate changes may include: successful execution of its business plan, acquisitions, mergers, spin-offs, divestitures, new products and management additions or changes. The portfolio seeks to invest in companies before a positive catalyst becomes apparent to the market.

The portfolio will invest in common stocks of small companies.

PORTFOLIO SECURITIES
Generally, most of the portfolio will be invested in the common stocks of small companies. Debentures and preferred stocks may be held, however, if convertible into common stocks that meet the investment criteria of the portfolio. The portfolio may invest up to 5% of its net assets in foreign securities, which includes depository receipts. To a limited extent, the portfolio may also invest in certain types of securities and use certain investment techniques such as depositary receipts, foreign securities, illiquid securities, investment companies, real estate investment trusts, repurchase agreements and when-issued and delayed delivery securities, which are more fully described in the Investment Glossary at the end of this prospectus. The Investment Glossary also describes the portfolio's policies with regard to borrowing, concentration, diversification and portfolio turnover, along with the risks associated with the portfolio's investments and policies. Types of investments and investment techniques that the portfolio intends to use only to a very limited extent, such as warrants and futures, are described in more detail in the Statement of Additional Information.

Generally the portfolio will remain fully invested, and the Adviser will not attempt to time the market. However, if significant adverse market action is anticipated, investment-grade debt securities may be held without limit as a temporary defensive measure. Normally, the portfolio does not purchase securities with a view to quick turnover for capital gains.


All investments are subject to market fluctuations and financial risks. The value of your investment will fluctuate in response to stock market movements.

INVESTMENT RISKS
Stocks of small companies carry higher risks that those of larger companies. This is because small companies may be in an earlier stage of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Smaller companies may be more adversely affected by poor economic or market conditions. In addition, small companies may be traded in low volumes, which can increase volatility and liquidity risks. From time to time, the portfolio may invest in the equity securities of very small companies, often referred to as "micro cap" companies. The considerations noted above are generally intensified for these investments. Any convertible debentures are likely to be lower-rated or non-rated securities, which generally involve more credit risk than debentures in the higher rating categories and generally include some speculative characteristics.


PORTFOLIO MANAGEMENT
The portfolio is co-managed by Mr. Glen Kleczka, Ms. Capucine Price and Mr. David Mitchell.

Glen Kleczka joined William Blair & Company, L.L.C. in 1996 and leads the Value Discovery Fund portfolio management team. Since 1989, he was a partner in the Private Markets and U.S. Equity groups of Brinson Partners, Inc., managing the firm's Post-Venture Fund. This $900 million fund invested in small capitalization companies, many of which were previously backed by venture capitalists. Glen was a member of the firm's Private Markets Committee, which approved all investments in venture capital deals and partnership investments. Previously, he spent two years at CNA Financial Corp. as a co-manager of their Variable Annuity Trust's $60 million equity allocation. Glen is a member of the Investment Analysts Society of Chicago. Education: B.S., Finance, Marquette University; M.S. Finance & Investment Banking, University of Wisconsin-Madison; and CFA.

Capucine "Cappy" Price joined William Blair & Company, L.L.C. in 1996 as portfolio manager of the Value Discovery Fund. From 1993 to 1996 she was a partner in the Private Markets and U.S. Equity groups of Brinson Partners, Inc. Her primary responsibility was investment analysis for the firm's Post-Venture Fund, a micro-cap, value-oriented stock fund. Prior to joining Brinson Partners, Inc., Cappy was an equity analyst and First Scholar with the First National Bank of Chicago.  Education:
B.A., Economics, University of Michigan; M.A., Social Science, University of Chicago;M.B.A., Northwestern University Kellogg Graduate School of Management.

David Mitchell joined William Blair & Company, L.L.C. in 1996 as portfolio manager of the Value Discovery Fund. Previously, he was a partner in the U.S. Equity group at Brinson Partners, Inc. At Brinson, he was a member of a four-person team that managed a $900 million institutional micro-cap value product. Before that, he was co-manager of Thomas Paine Investors, L.P., a limited partnership invested in entrepreneurial companies. Education: B.A., Economics, Knox College; M.B.A., Northwestern University Kellogg Graduate School of Management; and CFA.

INTERNATIONAL GROWTH FUND  -



The portfolio seeks long-term capital appreciation through investment in well-managed, quality, growth companies.

Securities markets in different countries may offer enhanced diversification of investors' portfolios because of differences in economic, financial, political and social factors.

The portfolio allows investors to diversify their portfolios by investing in various companies and economies outside the U.S., thereby taking advantage of these differences.

The portfolio primarily invests in common stocks issued by foreign companies.

GOAL AND STRATEGY
The investment objective of the International Growth Fund is long-term capital appreciation through investment in well- managed, quality growth companies. Such companies will generally exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady recurring basis. These business characteristics should be accompanied by a management that is shareholder return oriented and uses conservative accounting policies. Companies with above average returns on equity, strong balance sheets and consistent, above average earnings growth at reasonable valuation levels will be the primary focus. Stock selection will take into account both local and global comparisons. Current income is not an investment objective, although it is anticipated that capital appreciation will normally be accompanied by modest investment income, which may vary depending on the allocation of the investments.

In pursuing its investment objective, the portfolio will vary the geographic diversification and types of securities in which it invests based upon continuous evaluation by the Adviser of economic, market and political trends throughout the world. The investment of the portfolio's assets in various international securities markets tend to decrease the degree to which events in any one country can affect the entire portfolio. In making decisions regarding the country allocation, the Adviser will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors. It is anticipated that the majority of the portfolio's investments normally will be divided among Continental Europe, the United Kingdom, Japan and the markets of the Pacific Basin (including Australia and New Zealand). Selective investments may also be made in Canada and Latin America and in emerging markets worldwide. While the portfolio normally will invest around 18% of its assets in emerging markets, from time to time, it may invest as little s 5% and as much as 30% of its assets in such markets. The portfolio will invest in companies at different stages of development ranging from large, well-established companies to smaller companies at an earlier stage of development. Fundamental company analysis and stock selection will be the most important investment criteria.

The portfolio normally will allocate its investments among not less than six different countries and will not concentrate investments in any particular
industry.   However, the portfolio may have more than 25% of its assets invested in any major industrial or developed country. No more than 50% of the portfolio's equity securities may be invested in securities of issuers of any one country at any given time.

PORTFOLIO SECURITIES
The portfolio ordinarily will invest at least 80% of its total assets in a diversified portfolio of common stocks with above average growth, profitability and quality characteristics, issued by companies domiciled outside the U.S. and in securities convertible into, exchangeable for, or having the right to buy such common stocks. Such companies would include companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide and are expected to continue such performance. For liquidity purposes, up to 20% of the portfolio may be held in cash (U.S. dollars and foreign currencies) or in short-term securities, including repurchase agreements and domestic and foreign money market instruments, including government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper and short-term corporate debt securities. The portfolio does not have any specific rating requirements for its portfolio securities. In addition, the portfolio may enter into forward foreign currency transactions in an effort to protect against changes in foreign exchange rates.


To a limited extent, the portfolio may also invest in types of securities and use certain investment techniques, such as depositary receipts, foreign currency transactions, forward foreign currency contracts, illiquid securities, investment companies, repurchase agreements and when-issued and delayed delivery securities, which are more fully described in the Investment Glossary at the end of this prospectus. The Investment Glossary also describes the portfolio's policies with regard to borrowing, concentration, diversification, and portfolio turnover, along with the risks associated with such investments and policies. Types of investments and investment techniques that the portfolio intends to use only to a very limited extent, such as warrants, are described in more detail in the Statement of Additional Information.

Investments in foreign equity securities present opportunities for both increased benefits and risks as compared to investments in the U.S. securities market.

The value of your investment will fluctuate in response to the movement of stock markets in various countries.

INVESTMENT RISKS
The risks of investing in securities of foreign issuers may include less publicly available information, less governmental regulation and supervision of foreign stock exchanges, brokers and issuers, a lack of uniform accounting, auditing and financial reporting standards, practices and requirements, the possibility of expropriation, nationalization, confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, restrictions in the flow of international capital, and difficulty in obtaining and enforcing judgments against foreign entities. Securities of some foreign issuers are less liquid and their prices more volatile than the securities of U.S. companies. In addition, the time period for settlement of transactions in foreign securities generally is longer than domestic securities. The portfolio may invest a portion of its assets in emerging markets, which may include developing countries or countries with new or developing capital markets.

Although the Fund will try to invest in companies and governments of countries having stable or improving political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions and other adverse political, social or diplomatic developments that could affect investment in these nations.

The risks described above, including the risks of nationalization and expropriation of assets, are typically increased to the extent that the Fund invests in issuers located in less developed and developing nations, whose securities markets are sometimes referred to as "emerging securities markets." Investments in securities located in such countries are speculative and subject to certain special risks. Political and economic structure in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.

The currencies of certain emerging market countries have experienced a steady devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of a fund's assets denominated in such currencies. Many emerging market countries have experienced substantial rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the values of the Fund's investments in these countries and the availability to the Fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

The securities held by the portfolio will usually be denominated in currencies other than the U.S. dollar. Therefore, changes in foreign exchange rates will affect the value of the securities held in the portfolio either beneficially or adversely. Fluctuations in foreign currency exchange rates will also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, available for distribution to shareholders.

The portfolio is expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. equity securities, since expenses such as and custodial fees related to foreign investments are usually higher than those associated with investments in U.S. securities. Similarly, brokerage commissions on purchases and sales of foreign securities are generally higher than on domestic securities. In addition, dividends and interest from foreign securities may be subject to foreign withholding taxes. (For more information, see "Your Account - Dividends, Distributions and Taxes".)

Although the portfolio will normally invest at least 80% of its assets in the equity securities of companies domiciled outside of the U.S., the portfolio may significantly alter its make-up as a temporary defensive strategy. A defensive strategy would only be employed if, in the judgment of the Adviser, investments in international equity securities became decidedly unattractive because of current or anticipated adverse economic, financial, political and social factors. The types of securities that might be acquired and held for defensive purposes could include non-convertible preferred stock, investment-grade debt securities, fixed-income securities and securities issued by the U.S. or foreign governments as well as domestic or foreign money market instruments.
At such time as the Advisers determine that the portfolio's defensive strategy is no longer warranted, the portfolio will adjust its portfolio back to its normal complement of international equity securities as soon as practicable.

PORTFOLIO MANAGEMENT
The portfolio is co-managed by Norbert W. Truderung and George Greig.

Norbert W. Truderung, a principal of William Blair & Company, L.L.C. joined the firm in 1986. He is a member of the Investment Management Department's research committee and a senior vice president of William Blair Mutual Funds, Inc. Norbert is also a member of the department's Small and Aggressive Growth teams. Previously, Norbert spent eight years at The Northern Trust Company as a senior investment research analyst and as portfolio manager for the bank's international investment funds. He was responsible for managing their international research effort and served as a member of the bank's investment policy committee. From 1974-78, Norbert was an investment analyst at National City Corporation (Cleveland). He is a member of the Investment Analysts Society of Chicago. Education: B.A., Baldwin- Wallace College; CFA.

W. George Greig joined William Blair & Company, L.L.C.'s Investment Management Department in 1996 as an international portfolio manager. He previously headed international equities for PNC Bank in Philadelphia. George was a founding partner of Pilgrim Baxter & Associates, where he was an analyst, research director and portfolio manager for over ten years. He also served as chief investment officer of Framlington Group plc during its association with Pilgrim Baxter and founded and managed a joint venture between the two firms.
Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School, University of Pennsylvania.

INCOME FUND  -


The Income Fund's objective is to provide investors with as high a level of current income as is consistent with the preservation of capital by investing primarily in a diversified portfolio of high grade intermediate-term debt securities.

GOAL AND STRATEGY
The Income Fund pursues its investment objective of providing investors with as high a level of current income as is consistent with preservation of capital by investing primarily in a diversified portfolio of high grade, intermediate-term debt securities.

The anticipated dollar weighted average maturity of the portfolio is three to seven years. The anticipated weighted average modified duration for the portfolio is two to five years, with a maximum duration on any instrument of eight years. The Adviser will not continue to hold a security whose duration has moved above eight years.

PORTFOLIO SECURITIES
As a matter of fundamental policy, under normal conditions at least 90% of the portfolio's assets will be invested in the following:

- U.S. DOLLAR DENOMINATED DEBT SECURITIES (domestic or foreign) with long-term ratings of "A-" or better, or an equivalent rating, by at least one of the following four nationally recognized statistical rating organizations ("Rating Organizations"): Duff & Phelps, Inc., Fitch Investors Service, Inc., Moody's Investors Service, Inc. and Standard & Poor's Corporation;

- OBLIGATIONS OF OR GUARANTEED BY THE UNITED STATES GOVERNMENT, its agencies or instrumentalities. These securities include direct obligations of the U.S. Treasury, which differ only in their interest rates, maturities and time of issuance and obligations issued or guaranteed by U.S. Government agencies or instrumentalities, which differ in the degree of support provided by the U.S. Government. Although these securities are subject to the market risks resulting from fluctuation in interest rates, they will be paid in full if held to maturity;

- COLLATERALIZED OBLIGATIONS, which are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a portfolio or pool of assets, such as mortgages, mortgage-backed securities, debit balances on credit card accounts or U.S. Government securities. The issuer's obligation to make interest and/or principal payments is secured by the underlying pool or portfolio of securities; and

- COMMERCIAL PAPER obligations rated within the highest grade by one of the four Rating Organizations.

Up to 10% of the portfolio's total assets may be invested in unrated debt securities, provided that the Adviser deems such securities to be of at least "A-" quality and provided that the comparable debt of the issuer has a rating of at least "A-" or its equivalent by one of the four Rating Organizations.

Generally the portfolio will remain fully invested, and the Adviser will not attempt to time the market. However, the portfolio for temporary defensive purposes may invest up to 100% of its assets in other types of securities, including high quality commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements, or it may retain funds in cash. The portfolio does not invest in equity securities.

To a limited extent, the portfolio may invest in certain types of securities and use certain investment techniques, such as collateralized obligations, illiquid securities; repurchase agreements and when issued and delayed delivery securities which are more fully described in the Investment Glossary at the end of this Prospectus. The Investment

Glossary also describes the portfolio's policies with regard to borrowing, concentration, diversification, duration, lending and portfolio turnover, along with the risks associated with such investments and policies. In addition, the portfolio may lend portfolio securities, which is described in more detail in the Statement of Information.

INVESTMENT RISKS
The portfolio's investments are subject to financial risks. However, in the opinion of the Adviser, the risk of loss of principal should be reduced due to the relatively high quality of the investments in which the portfolio will primarily invest. Obligations that are unrated are not necessarily of lower quality than those that are rated, but may be less marketable and, consequently, provide higher yields. The portfolio's investments are subject to price fluctuations resulting from various factors, including rising or declining interest rates (market risks). The value of the portfolio's investments (other than interest-only class obligations) tends to decrease when interest rates rise and tends to increase when interest rates fall. They also are subject to the ability of the issuers of such investments to make payment at maturity (financial risks). For example, not all securities issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Such securities involve different degrees of government backing. Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities in which the portfolio may invest are backed by the full faith and credit of the United States, such as modified pass-through GNMA certificates, while others are backed exclusively by the agency or instrumentality with limited rights of the issuer to borrow from the U.S. Treasury (such as obligations of the FNMA and the FHLMC). Others are backed only by the credit of the issuer itself (such as obligations of the Student Loan Marketing Association). In addition, investments with longer maturities, which typically provide the better yields, may subject the portfolio to increased price changes resulting from market yield fluctuations.

For a description of ratings, see Appendix B in the Statement of Additional Information.

PORTFOLIO MANAGEMENT
The portfolio is managed by Bentley Myer, a principal of William Blair & Company, L.L.C. Bentley joined the firm in 1991 as a fixed-income portfolio manager. From 1983 to 1991 he was associated with LaSalle National Trust, first as head of fixed-income investments and later as chief investment officer. Prior to that, Bentley was head of the municipal investment section of the trust department of Harris Trust and Savings Bank. He is currently a Trustee of Delnor Community Hospital as well as a member of the Investment Analysts Society of Chicago. Education: B.A., Middlebury College; M.B.A., Wharton School of the University of Pennsylvania.

READY RESERVES FUND -


The Ready Reserves Fund's investment objective is to obtain the maximum current income consistent with preservation of capital by investing exclusively in high quality money market instruments.

The portfolio will invest exclusively in short-term, high quality U.S. dollar denominated domestic and foreign money market instruments.

GOAL AND STRATEGY
The Ready Reserves Fund pursues its investment objective of obtaining the maximum current income consistent with preservation of capital by investing exclusively in high quality money market instruments. These instruments are considered to be among the safest investments available because of their short maturities, liquidity and high quality ratings. The portfolio seeks to maintain a net asset value of $1.00 per share. Nevertheless, there is no guarantee that the objective of the portfolio will be achieved or that the net asset value of $1.00 per share of the portfolio will be maintained.

PORTFOLIO SECURITIES
The portfolio will invest exclusively in U.S. dollar denominated money market instruments, including those issued by:

- the U.S. Government, its agencies and instrumentalities;
- U.S. and foreign banks;
- Municipalities;
- Foreign governments; and
- Multinational organizations, such as the World Bank.

No more than 5% of the portfolio's assets may be invested in securities rated in the second-highest short-term category (or unrated equivalents). The rest of the portfolio's investments must be in the highest short-term rating category.

No more than 25% of the portfolio's assets may be invested in obligations that are issued either by foreign banks or by foreign branches of U.S. banks, unless these obligations are backed by the U.S. parent bank. The portfolio maintains an average maturity of 90 days or less and does not invest in securities with maturities of more than 13 months.

To a limited extent, the portfolio may also invest in certain types of securities and use certain investment techniques, such as illiquid securities, repurchase agreements, Section 4(2) commercial paper, when-issued and delayed delivery securities and variable rate securities, which are more fully described in the Investment Glossary at the end of this Prospectus. The Investment Glossary also describes the portfolio's policies with regard to borrowing, concentration, diversification, portfolio turnover and ratings, along with the risks associated with such investments and policies. Types of investments and investment techniques that the portfolio intends to use only to a very limited extent are described in the Statement of Additional Information.

INVESTMENT RISKS
The yield paid by the portfolio will vary with changes in interest rates. While the portfolio seeks to maintain its $1.00 share price, there is no guarantee that it will be able to do so.

PORTFOLIO MANAGEMENT
The portfolio is managed by Bentley Myer, a principal with William Blair & Company, L.L.C. Bentley joined the firm in 1991 as a fixed-income portfolio manager. From 1983 to 1991 he was associated with LaSalle National Trust, first as head of fixed-income investments and later as chief investment officer. Prior to that, Bentley was head of the municipal investment section of the trust department of Harris Trust and Savings Bank. He is currently a Trustee of Delnor Community Hospital as well as a member of the Investment Analysts Society of Chicago. Education: B.A., Middlebury College; M.B.A., Wharton School of the University of Pennsylvania.

YOUR ACCOUNT -

HOW TO BUY

==============================
MINIMUM INVESTMENTS

OPENING AN ACCOUNT
Regular Accounts        $5,000
IRAs                    $2,000

ADDING TO AN ACCOUNT
Ready Reserves Fund         $1
All Other Portfolios    $1,000
==============================

BY MAIL

OPENING AN ACCOUNT. To open a new account by mail, make out a check for the amount of your investment, payable to "William Blair Mutual Funds, Inc." (the "Fund"). Complete the account application included with this Prospectus, and mail the completed application and the check to the Fund's Transfer Agent, State Street Bank and Trust Company ("State Street"), P.O. Box 9104, Boston, Massachusetts 02266-9104.


For the Ready Reserves Fund, send your check and completed application to the Distributor, William Blair Mutual Funds, Inc., 222 West Adams Street, Chicago, Illinois 60606.

ADDING TO AN ACCOUNT. To purchase additional shares of the Fund, make out a check for the amount of your investment, payable to "William Blair Mutual
Funds, Inc."   Mail the check together with a letter that specifies the
portfolio name, the account number and the name(s) in which the account is registered to State Street Bank and Trust Company, P.O. Box 9104, Boston, Massachusetts 02266-9104.


For the Ready Reserves Fund send your check and letter to the Distributor, William Blair Mutual Funds, Inc. 222 West Adams Street, Chicago, Illinois 60606.



BY WIRE

OPENING AN ACCOUNT. First, call State Street at 1-800-635-2886 (in Massachusetts, 1-800-635-2840) for an account number. Then instruct your bank to wire federal funds to:

State Street Bank and Trust Co.
ABA # 011000028
DDA # 99029340
Attn: Custody & Shareholder Services
225 Franklin Street
Boston, Massachusetts 02110

Include the portfolio name in which you are investing, your assigned account number and the name(s) in which the account is registered. Finally, complete the account application, indicate the account number assigned to you and mail it to William Blair Mutual Funds, Inc., 222 West Adams Street, Chicago, Illinois 60606.

ADDING TO AN ACCOUNT. To add to your account by wire, instruct your bank to wire federal funds to:

State Street Bank and Trust Co.
ABA # 011000028
DDA # 99029340
Attn: Custody & Shareholder Services
225 Franklin Street
Boston, Massachusetts 02110

In your request, specify the portfolio name in which you are investing, your account number and the name(s) in which the account is registered.

To add to an existing account by wire transfer of funds, you must have selected this option on your account application.

-------------------------------------------------------------------------------

================================================================================

Load: A load is a sales charge that you pay when you purchase or sell your mutual fund shares. ALL FIVE OF THE FUND'S PORTFOLIOS ARE NO-LOAD FUNDS.

 BY TELEPHONE

 OPENING AN ACCOUNT.  See "By Wire."     ADDING TO AN  ACCOUNT.  Call your
                                         State Street  account executive  at
                                         1-800-635- 2886   (in   Massachusetts,
                                         1-800-635- 2840).   For  the   Ready
                                         Reserves  Fund only,  call your
                                         William Blair  account executive at
                                         (312) 364-8000.

                                         Tell your account executive
                                         the portfolio name, your  account
                                         number and the  name(s) in which the
                                         account  is registered. You may then
                                         pay for your new shares by mail or by
                                         wire.

                                         To   add  to  an   existing  account
                                         by telephone, you  must have  selected
                                         this option on your account
                                         application.

MINIMUM INVESTMENTS. To open an account, the minimum initial investment for regular accounts is $5,000, and the minimum initial investment for Individual Retirement Accounts ("IRAs") is $2,000. To add to an account, the minimum subsequent investment is generally $1,000, except the Ready Reserves Fund, for which the subsequent minimum investment is $1. The portfolios may accept smaller amounts under a group payroll deduction or similar plan. These minimum amounts may be changed at any time and may be waived for directors, principals, officers or employees of the Fund or William Blair & Company, L.L.C. (the "Adviser").

 PURCHASE PRICE.   All five portfolios of the Fund are "no-load," which means that you do not pay a sales charge when you buy or sell shares. All purchases are made at a price based on the net asset value per share that is next computed after receipt of your order in proper form by the Distributor, the Transfer Agent or a designated agent thereof. For the Ready Reserves Fund, the net asset value per share will normally be $1.00. (For more information, see "Determination of Net Asset Value.") If you fail to pay for your order, you will be liable for any loss to the Fund and, if you are a current shareholder, the Fund may redeem some or all of your shares to cover such loss.


NOTE: All purchases made by check should be in U.S. dollars and made payable to William Blair Mutual Funds, Inc., or in the case of a retirement account, the custodian or trustee of such account. Third party checks will not be accepted. When purchases are made by check or periodic account investment, you will not be allowed to redeem any of your shares until the investment being redeemed has been in your account for 15 calendar days.

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HOW TO SELL





You can arrange to take money out of your Fund account at any time by selling ("redeeming") some or all of you shares. You may give instructions to redeem your shares by mail, by wire or by telephone, as described below.


 BY MAIL

To redeem shares by mail, send a written redemption request signed by all account owners to State Street Bank and Trust Company, P.O. Box 9104, Boston, Massachusetts 02266-9104.

For the Ready Reserves Fund, send your redemption request to the Distributor, William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois 60606, to the attention of your account executive. Amounts redeemed will be placed in your brokerage account.

FOR ALL FIVE PORTFOLIOS OF THE FUND, WRITTEN REDEMPTION REQUESTS MUST INCLUDE:

                               / a letter that contains your name, the
                               portfolio's name and the dollar amount or number of shares to be redeemed;
                               / any stock certificates endorsed, or
                               accompanied by an endorsed stock power, to the order of the Fund; and
                               / any other necessary documents, such as an inheritance tax consent or evidence of authority (for example, letters testamentary), dated not more than 60 days prior to receipt thereof by State Street or the Distributor.


 BY TELEPHONE
To redeem shares by telephone, you must have elected this option on your account application. For all portfolios except the Ready Reserves Fund, contact the Fund's Transfer Agent at 1-800-635-2886 (in Massachusetts, 1-800-635-2840).

For the Ready Reserves Fund, you may redeem some or all of your shares by telephone by calling your William Blair account executive at (312) 364-8000. Amounts redeemed will be placed in your brokerage account.



 BY WIRE
To redeem some or all of your shares in any of the five portfolios by wire, you may contact the Transfer Agent, or the Distributor in the case of the Ready Reserves Fund, by mail or telephone, as explained above. To redeem by wire, you must have elected this option on your account application and attached a voided, unsigned check or deposit slip for your bank account to your account application.

NOTE: Redemption requests should NOT be sent to the Fund or to the Distributor (except in the case of the READY RESERVES FUND).




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Signature guarantees must be obtained from a bank that is a member of the FDIC, by a brokerage firm that is a member of the NASD, or by an eligible guarantor who is a member of, or a participant in, a signature guarantee program.

SIGNATURE GUARANTEES. Your redemption request must include a signature guarantee if any of the following situations apply:

/ You wish to redeem shares having a value of $5,000 or more in a single transaction;
/ Your account registration has changed; or / You want a check in the amount of your redemption to be mailed to a different address than the one on your account (address of record).

Signature guarantees, if required, must appear on the written redemption request and on any endorsed stock certificate or stock power.

REDEMPTION PRICE. The redemption price that you receive for your shares may be more or less than the amount that you originally paid for them, depending upon their net asset value at the time your redemption request is received in proper order by the Distributor, the Transfer Agent, or a designated agent thereof. For the Ready Reserves Fund, the net asset value will usually be $1.00.

PAYMENT FOR REDEEMED SHARES. Payment normally will be mailed to you at the address of record for your account by the third business day after receipt by State Street (or, in the case of the Ready Reserves Fund, the Distributor) of a redemption request and any required documentation and after any checks in payment for your shares have cleared.

For the Ready Reserves Fund, if the Distributor receives notice of your request to redeem shares by 9:30 a.m., Chicago time, the redemption will be effected as of that date. If notice of your redemption request is received after that time, the redemption will be effected on the next business day.

AUTOMATIC REDEMPTION OF SMALL ACCOUNTS. Because of the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem your shares in any account that, following a redemption, is below a specified amount. Currently, the MINIMUM IS $5,000 PER PORTFOLIO. Before the redemption is processed, you will be notified that the value of your account has fallen below the minimum and allowed to make an additional investment.

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 SPECIAL REDEMPTION METHODS FOR THE
 READY RESERVES FUND


In addition to the above methods, shares of the Ready Reserves Fund can be redeemed by two other methods unique to this portfolio. Redemption requests will be processed after the next daily dividend declaration at the net asset value next determined upon receipt by the Distributor of a proper redemption request. In this way, you will receive the net asset value of your shares and all declared but unpaid dividends on your shares through the date of redemption.

1. REDEMPTION BY CHECK. To redeem shares by check, you must fill out the appropriate section of your account application. If your application for the check writing privilege is approved, you will be provided with checks that may be made payable to any person IN AN AMOUNT NOT LESS THAN $500 NOR MORE THAN $9 MILLION. There currently is no charge for this service and no limit on the number of checks that you may write; however, these provisions are subject to change.

The payee of the check may cash or deposit it like any other check drawn on a bank. When the check is presented for payment, a sufficient number of full and fractional shares from your account will be redeemed at their next determined net asset value per share, usually $1.00, to cover the amount of the check. This enables you to continue earning daily dividends until the check clears. Canceled checks will be returned to you by State Street. For joint accounts, unless a single signer has been authorized on your account application, checks must be signed by all joint account owners.

The Fund may refuse to honor checks whenever the right of redemption has been suspended or postponed or whenever your account is otherwise impaired. For instance, your account would be considered to be impaired when (1) there are insufficient assets to cover the check, (2) a "stop order" has been placed on the check and (3) in other situations, such as where there is a dispute over ownership of the your account. A $25 SERVICE FEE will be charged when a check is presented to redeem portfolio shares in excess of the value of your account or for an amount less than $500.

2. AUTOMATIC REDEMPTION. The Distributor has instituted an automatic redemption procedure available to Ready Reserve Fund shareholders who maintain certain brokerage accounts with it. The Distributor may use this procedure to satisfy amounts due it by you as a result of purchases of securities or other transactions in your brokerage account. Under this procedure, if you so elect, your brokerage account will be scanned at the opening of business each day and, after application of any cash balances in the brokerage account, a sufficient number of portfolio shares will be redeemed, effective that day at the next determined net asset value, to satisfy any amounts which you are obligated to pay to the Distributor. You will receive all dividends declared but unpaid through the date of redemption.
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EXCHANGES


 . Growth Fund
 . Value Discovery Fund
 . International Growth Fund
 . Income Fund
 . Ready Reserves Fund


Subject to the following limitations, you may exchange shares of all five portfolios for each other at their relative net asset values so long as the portfolio shares to be acquired are registered in your state of residence. There is NO SERVICE FEE for an exchange; however, ONLY FOUR (4) EXCHANGES FROM A PORTFOLIO ARE ALLOWED WITHIN ANY 12-MONTH PERIOD. Exchanges will be effected by redeeming your shares of the portfolio held and purchasing shares of the other portfolio or portfolios requested.


 BY MAIL


You may request an exchange of your shares by writing to William Blair Mutual Funds, Inc., Attention: Exchange Department, P.O. Box 9104, Boston, Massachusetts 02266-9104.


 BY TELEPHONE

You may also exchange your shares by telephone by completing the appropriate section on your account application. Once your telephone authorization is on file, State Street will honor your requests to redeem shares by telephone at 1-800-635-2886 (in Massachusetts, 1-800-635-2840). If you hold certificated shares of the Fund, you must deposit them with State Street prior to any exchange of such shares.

Neither the Fund nor State Street will be liable for any loss, expense or cost arising out of any telephone request pursuant to the telephone exchange privilege, including any fraudulent or unauthorized request, and you will bear the risk of loss, so long as the Fund or its Transfer Agent reasonably believes, based upon reasonable verification procedures, that the telephonic instructions are genuine. The VERIFICATION PROCEDURES include (1) recording instructions, (2) requiring certain identifying information before acting upon instructions and (3) sending written confirmations.

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SHAREHOLDER SERVICES AND RIGHTS


William Blair provides a variety of services to help you manage your account.

AUTOMATIC SWEEP PROGRAM. You can purchase shares of the Ready Reserves Fund through an automatic sweep program if you establish a brokerage account with the Distributor, William Blair & Company, L.L.C., provided that you meet the current minimum brokerage account size requirements. The automatic sweep program helps you to make convenient, efficient use of free credit balances in your William Blair brokerage account.

TO PURCHASE SHARES of the Ready Reserves Fund through the automatic sweep program, you must have a free credit balance in your brokerage account with the Distributor. Currently, free credit balances are used automatically to purchase shares of the portfolio. If you have a FREE CREDIT BALANCE OF AT LEAST $1,000, the Distributor will effect on your behalf an investment in the portfolio shares on an expedited basis.

                            /If you have a free credit balance resulting from securities transactions in your brokerage account at the opening of business of the Distributor, it generally will be invested in shares of the portfolio on that same day, but in no event later than the next business day.

                            / If you have a free credit balance resulting from a deposit made prior to 2:00 p.m., Chicago time, or a receipt of income (by check or wire), then it will be invested in shares of the portfolio no later than the next business day.

                            /If you have a free credit balance of at least $1 and less than $1,000, it will be invested in shares of the portfolio within a maximum of five business days from the day when the free credit balance is created.

DIVIDEND OPTIONS. You may choose to have your distributions reinvested in additional shares of the Fund automatically or paid in cash by making the appropriate election on your account application. You may change your election at any time by providing written notice to State Street.

                            1. AUTOMATIC DIVIDEND REINVESTMENT PLAN. The Fund automatically reinvests all income dividends and capital gain distributions in additional shares of a portfolio's stock at net asset value on the reinvestment date. (For more information, see "Dividend and Distribution Policy.")

                            2. CASH-DIVIDEND PLAN. You may choose to have all of your income dividends paid in cash and/or have your capital gain distributions paid in cash. Any distributions you do not elect to have paid in cash will be reinvested automatically in additional shares of the Fund at net asset value.

                            3. AUTOMATIC DEPOSIT OF DIVIDENDS. You may elect to have all income dividends and capital gain distributions automatically deposited in a previously established bank account.

AUTOMATIC INVESTMENT PLAN. On your account application, you may authorize State Street to automatically withdraw an amount of money (MINIMUM $250) from your bank account on the fifth or twentieth day of each month. This amount will be invested in additional shares. You may change your election at any time by providing written notice to State Street.

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MINIMUM INVESTMENTS

Initial Investment      $2,000
Subsequent Investments  $1,000

SYSTEMATIC WITHDRAWAL PLAN. You may establish this plan with shares presently held or through a new investment, which the Fund suggests be at least $5,000. Under this plan, you specify a dollar amount to be paid monthly, quarterly or annually. Shares corresponding to the specified dollar amount are automatically redeemed from your account on the fifth business day preceding the end of the month, quarter or year. While this plan is in effect, all income dividends and capital gain distributions on shares in your account will be reinvested at net asset value in additional shares. There is no charge for withdrawals, but the MINIMUM WITHDRAWAL IS $250 PER MONTH. Depending upon the size of payments requested, and fluctuations in the net asset value of the shares redeemed, redemptions under this plan may reduce or even exhaust your account.

RETIREMENT PLANS. The Fund offers a variety of qualified retirement plans, including Individual Retirement Accounts ("IRAs"), Simplified Employee Pension Plans ("SEPs") and other qualified retirement plans. Additional information concerning such plans is available from the Fund.

The minimum initial retirement plan investment is $2,000 and the minimum subsequent investment is $1,000. State Street may act as custodian for the portfolio's IRAs and certain other qualified retirement plans. State Street charges a $5 plan establishment fee, an annual $15 custodial fee and a $10 fee for each lump sum distribution from a plan. These fees may be waived under certain circumstances.

With regard to retirement plans:

                            -   participation is voluntary;
                            -   you may terminate or change a plan at any time
                                without penalty or charge from the Fund;
                            -   the Fund will pay any additional expenses that
                                it incurs in connection with such plans;
                            -   on your account application you may select a
                                plan or plans in which to invest;
                            - additional forms and further information may be obtained by writing or calling the Fund;
                            - the Fund reserves the right to change the minimum amounts for initial and subsequent investments or to terminate any of the plans;
                            - the Fund reserves the right to waive investment minimums at the discretion of the Distributor; and
                            - the Fund requires a copy of the trust agreement when shares are to be held in trust.

CONSULTATION WITH A PROFESSIONAL TAX ADVISER IS RECOMMENDED, both because of the complexity of Federal tax laws and because various tax penalties are imposed for excess contributions to, and late or premature distributions from, IRAs or other qualified retirement plans. Termination of a plan shortly after its adoption may have adverse tax consequences.

SHAREHOLDER RIGHTS.  All shares of each portfolio have equal rights with respect to dividends, assets and liquidation of a portfolio and equal, noncumulative voting rights. Noncumulative voting rights allow the holder or holders of a majority of shares, voting together for the election of directors, to elect all the directors. All shares of each portfolio will be voted in the aggregate, except when a separate vote by portfolio is required under the Investment Company Act of 1940. Shares are fully paid and nonaccessible when issued, are transferable without restriction and have no preemptive or conversion rights. Under Maryland law, the Fund is not required to hold shareholder meetings on an annual basis. As required by law, the Fund will, however, hold
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shareholder meetings when a sufficient number of shareholders request a meeting, or as deemed desirable by the Board of Directors, for such purposes as electing or removing directors, changing fundamental policies or approving an investment management agreement. (For additional information about shareholder voting rights, see the Statement of Additional Information.)

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DIVIDEND AND DISTRIBUTION POLICY



INCOME DIVIDENDS
Each portfolio earns dividends from stocks and interest from bond, money market, and other investments, which are passed along to shareholders as income dividends.


CAPITAL GAIN DISTRIBUTIONS
The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them, which are passed along to shareholders as capital gain distributions.


As a Fund shareholder, you are entitled to your portion of the Fund's net income and gains on its investments. The Fund passes its earnings along to you as distributions. The Fund's policy is to distribute substantially all net
investment income and all net realized capital gain, if any.   All
distributions of income and capital gain and any return of capital have the effect of immediately thereafter decreasing net asset value per share. Income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value on the reinvestment date, which is generally the fifteenth day of each month if a business day, unless you specifically request otherwise (see "Dividend Options" under "Shareholder Services and Rights"). Cash payments are made by the Fund's Dividend Paying Agent, State Street Bank and Trust Company, shortly following the reinvestment date.

WHEN DIVIDENDS ARE PAID FOR EACH PORTFOLIO

                            - For the GROWTH FUND, VALUE DISCOVERY FUND and the INTERNATIONAL GROWTH FUND, all income dividends, if any, and capital gain distributions, if any, will generally be paid in December.

                            - For the INCOME FUND, income dividends are normally paid monthly, with net realized long- term capital gain distributions, if any, generally being paid in December and/or in January. The Fund attempts to maintain relatively level monthly dividends for the Income Fund and therefore, from time to time, may distribute or retain net investment income and capital gain or make a return of capital distribution in order to pursue that goal.

                            - For the READY RESERVES FUND, on each day that the Fund is open for business, the portfolio's net investment income will be declared at 3:00 p.m., Chicago time, as a dividend to shareholders who were of record prior to the declaration.

The Fund may vary these dividend practices at any time. Income dividends and any capital gain distributions on all five portfolios will vary from year to year. Dividends and distributions may be subject to withholding as required by the Internal Revenue Service (see "Taxes").
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TAXES

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.

TAXES ON DISTRIBUTIONS. Distributions are subject to Federal income tax and may also be subject to state or local taxes. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in more shares of the Fund. However, dividends declared by the Fund in October, November or December to shareholders of record as of a date in one of those months and paid before the following February 1 are treated as having been paid on December 31 of the calendar year declared for Federal income tax purposes.

Under the Federal tax laws, each portfolio's income dividends and short-term capital gains distributions are taxed as ordinary income. Long-term capital gain distributions are taxed as long-term capital gains. It is anticipated that a portion of the ordinary income dividends for the Growth Fund and the Value Discovery Fund will be eligible for the dividends-received deduction available for corporate shareholders. The ordinary income dividends of International Growth Fund, Income Fund and Ready Reserves Fund are not eligible for the dividends-received deduction available to corporate shareholders.

TAXES ON TRANSACTIONS. Your redemptions--including exchanges for shares of other Fund portfolios--are subject to capital gains tax. A capital gain or loss is the difference between the price that you paid for your shares and the price that you receive when you sell them. For the Ready Reserves Fund, so long as a net asset value of $1.00 is maintained, the sale or redemption of your shares will not result in a capital gain or loss. Any loss recognized on the redemption of Fund shares held six months or less will be treated as a long-term capital loss to the extent you have received any long-term capital gain dividends on such shares. A shareholder that redeems shares of the Fund will recognize a capital gain or loss for Federal income tax purposes. If you realize a loss on the redemption of portfolio shares within 30 days before or after redemption, the two transactions may be subject to the wash sale rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

"BUYING A DIVIDEND." If you buy Fund shares shortly before a portfolio deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. See "Dividend and Distribution Policy" for payment schedules, and call the Distributor if you have further questions.

EFFECT OF FOREIGN TAXES. Investment income received from sources within foreign countries may be subject to foreign income taxes, which generally will reduce the Fund's distributions. However, the United States has entered into tax treaties with many foreign countries that entitle certain investors to a reduced rate of tax or to certain exemptions from tax. Accordingly, the International Growth Fund will operate so as to qualify for such reduced tax rates or tax exemptions whenever practicable.

For a more detailed discussion of taxes, see the Statement of Additional Information.
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DETERMINATION OF NET ASSET VALUE

NET ASSET VALUE ("NAV")
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding is its net asset value. The value of a single share is called its share value or share price.




WHEN AND HOW NET ASSET VALUE IS DETERMINED FOR THE PORTFOLIOS

Net asset value per share for each portfolio will be determined as of the close of trading, generally 3:00 p.m., Chicago time (4:00 p.m. Eastern time), on the New York Stock Exchange. Net asset value is computed on any day when the Exchange is open and on any other day on which there is sufficient trading in the portfolio's investments that it might materially affect net asset value. For the Ready Reserves Fund, net asset value is calculated on days when New York banks are open for business (except Good Friday). Net asset value will not be computed on a day when no orders to purchase shares were received and no shares were tendered for redemption.

When net asset value is computed, quotations of foreign securities in foreign currencies are converted into the United States dollar equivalents at the prevailing market rates as computed by Investors Bank & Trust Company, the Fund's custodian. Trading in securities on exchanges and over-the-counter markets in Europe and the Far East is normally completed at various times prior to 3:00 p.m., Chicago time, the current closing time of the New York Stock Exchange. Trading on foreign exchanges may not take place on every day that the New York Stock Exchange is open. Conversely, trading in various foreign markets may take place on days when a New York Stock Exchange is not open and on other days when a portfolio's net asset value is not calculated. Consequently, calculation of the net asset value for the International Growth Fund may not occur at the same time as determination of the most current market prices of the securities included in the calculation, and the value of the net assets held by the International Growth Fund may be significantly affected on days when shares are not available for purchase or redemption.

For the purposes of calculating the net asset value of the Ready Reserves Fund, portfolio securities are valued at their amortized cost, which means their acquisition cost adjusted for the amortization of a premium or discount.

HOW THE MARKET VALUE OF PORTFOLIO SECURITIES IS DETERMINED

DOMESTIC EQUITY SECURITIES. The market value of portfolio domestic equity securities is determined by valuing securities traded on national securities markets at the last sale price or, in the absence of a recent sale on the date of determination, at the latest bid price. Securities traded only on the over-the-counter market are valued at the latest bid price.

FOREIGN EQUITY SECURITIES. The value of a foreign security is determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market, as of the close of the appropriate exchange or, if there have been no sales during that day, at the latest bid price.

FIXED-INCOME SECURITIES. Fixed-income securities are valued by using market quotations, independent pricing services that use prices provided by market-makers or matrixes producing estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

OTHER SECURITIES AND ASSETS.  Other securities, and all other assets, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Directors.
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OTHER
IMPORTANT INFORMATION




WRITTEN CONFIRMATIONS. Each purchase, exchange or redemption transaction is confirmed in writing to the address of record by giving details of the purchase or redemption.

CERTIFICATED SHARES. In the interest of safekeeping and expediting transfers and redemptions, most shareholders prefer not to receive certificates for their shares. Rather, the value of the shares is represented by your account balance. The Fund will, however, issue certificated shares upon your written request. Unless payment for shares is made by certified or cashier's check, a share certificate will not be issued until thirty days after your purchase is completed.

USE OF INTERMEDIARIES. If you purchase or redeem shares of the Fund through an investment dealer, bank or other institution, that institution may impose charges for its services. These charges would reduce your yield or return.
You may purchase or redeem shares of the Fund directly from the Fund or with the Fund's Transfer Agent, State Street Bank, without any such charges.

TRANSFER OF SHARES. Fund shares may be transferred by a written request addressed to the Fund and delivered to State Street giving the name and social security or taxpayer identification number of the transferee and accompanied by the same signature guarantees and documents as would be required for a redemption, together with specimen signatures of all transferees.

SUSPENSION OF OFFERING. The Fund reserves the right to withdraw all or any part of the offering made by this Prospectus and the Fund or the Distributor may reject purchase orders. From time to time, the Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of a portfolio may be permitted to continue to purchase additional shares of the portfolio, to have dividends reinvested and to make redemptions.

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MANAGEMENT OF THE FUND  o

BOARD OF DIRECTORS
Responsibility for overall management of the Fund rests with its directors and officers. Their duties include supervising the business affairs of the Fund, monitoring investment activities and practices and considering and acting upon future plans for the Fund. The business affairs and investments of the Fund are managed on a day-to-day basis by the Fund's Adviser, William Blair & Company, L.L.C.

THE ADVISER
William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois 60606, is the investment adviser and manager of the Fund and provides the Fund with continuous professional investment supervision. The Adviser is also the principal underwriter and distributor of the Fund and acts as agent of the Fund in the sale of its shares. William Blair & Company, L.L.C. was founded over 60 years ago by William McCormick Blair. Today the firm has more than 100 principals and 600 employees. The main office in Chicago houses all research and investment management services.

The Investment Management Department oversees the assets of the five William Blair mutual funds, along with corporate pension plans, endowments and foundations and individual accounts. The department currently manages over $7.8 billion in equities, fixed-income securities and cash equivalents.

The Adviser firmly believes that clients are best served when portfolio managers are encouraged to draw on their experience and develop new ideas. This philosophy has helped build a hard-working, results-oriented team of over 20 portfolio managers, supported by over 25 analysts, with an exceptionally low turnover rate. William Blair portfolio managers average more than ten years with William Blair and more than two decades experience in the investment industry. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

Pursuant to its management agreement, the Adviser directs the investment of the assets of the Fund and is responsible for the overall management of the business affairs of the portfolios, subject to the supervision of the Fund's Board of Directors. The Adviser's duties include determining which investments to buy and sell, placing brokerage orders and negotiating the terms of securities transactions on behalf of the Fund. It also provides various other services and facilities.

MANAGEMENT FEES

GROWTH FUND. The Growth Fund pays the Adviser a monthly management advisory fee at an annual rate of .75% of the average daily net assets of the portfolio.

VALUE DISCOVERY FUND. The Value Discovery Fund pays the Adviser a monthly management advisory fee at an annual rate of 1.15% of the average daily net assets of the portfolio. The management fee is greater than that paid by most mutual funds.

INTERNATIONAL GROWTH FUND. The International Growth Fund pays the Adviser a monthly management advisory fee at an annual rate of 1.10% of the first $250 million of average daily net assets of the portfolio and 1.00% of average daily net assets above $250 million. The management fee is greater than that paid by most mutual funds.

INCOME FUND. The Income Fund pays the Adviser a monthly management advisory fee at an annual rate of .25% of the first $250 million of average daily net assets of the portfolio and .20% of average daily net assets in excess of $250 million, plus 5.0% of the gross income earned. This fee structure results in higher compensation to the Adviser when higher income is achieved, including the higher income that is available from riskier securities.

READY RESERVES FUND. The Ready Reserves Fund pays the Adviser a monthly management advisory fee at an annual rate of .625% of the first $250 million of average daily net assets of the portfolio, .60% of the next $250 million, .575% of the next $2 billion and .55% of the average daily net assets in excess of $2.5 billion.

EXPENSES
The Fund's expenses include the management advisory fees; transaction costs; interest; taxes; legal, accounting, auditing, transfer agency and custodial fees and certain other operational expenses. During the Value Discovery Fund's first year of operation, the Adviser has voluntarily agreed to waive the advisory fee and to absorb other operating expenses if total operating expenses exceed 1.50% of the portfolio's average daily net assets. In addition, over a five-year period ending October 1997, the International Growth Fund is reimbursing the Adviser for $50,000 in expenses incurred by the Adviser in establishing the portfolio.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT
The Fund's Custodian is Investors Bank and Trust Company, 89 South Street, Boston, Massachusetts 02205. The Fund's Transfer Agent and Dividend Paying Agent is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

PERFORMANCE o

From time to time, the portfolios may advertise several types of performance information that are based upon historical results and are not necessarily representative of the future performance of a portfolio.

Average annual total return is a standard measure of portfolio performance. It assumes that any distributions of capital gains or dividends were reinvested for the period quoted. Yield is a standard measure of performance for income funds and money funds. Yield measures the net investment income per share earned over a specific 30-day period for income funds and a 7-day period for money funds.

INVESTMENT GLOSSARY   o
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THE FOLLOWING GLOSSARY EXPLAINS SOME OF THE TYPES OF SECURITIES IN WHICH THE PORTFOLIOS MAY INVEST, INVESTMENT TECHNIQUES THEY MAY EMPLOY AND SOME OF THEIR SPECIFIC ASSOCIATED RISKS. FOR MORE INFORMATION, PLEASE SEE THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.
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BORROWING.  To a limited extent, each portfolio may borrow money from banks for
limited purposes.   The GROWTH FUND, VALUE DISCOVERY FUND AND INTERNATIONAL
GROWTH FUND may borrow up to 10% of their total assets; the INCOME FUND AND READY RESERVES FUND may borrow up to 5% of their total assets. Most borrowing is intended only as a temporary measure for extraordinary or emergency purposes, such as to help meet redemption requests, and not for leverage purposes.

COLLATERALIZED OBLIGATIONS. The INCOME FUND may invest in collateralized obligations, which are debt securities issued by a corporation, trust or custodian or by a U.S. Government agency or instrumentality, that are collateralized by a portfolio or pool of assets, such as mortgages, mortgage-backed securities, debit balances on credit card accounts or U.S. Government securities. The issuer's obligation to make interest and/or principal payments is secured by the underlying pool or portfolio of securities.

A variety of types of collateralized obligations are available currently, and others may become available in the future. Some obligations are for the guaranteed payment of only principal (the principal-only or "PO" class) or only interest (the interest-only or "IO" class), while others are for the guaranteed payment of both, or some variation thereof. The yields to maturity on PO and IO class obligations are more sensitive than other obligations, with the IO class obligations being extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets. The portfolio will invest only in PO and IO class mortgage obligations collateralized by securities guaranteed by the U.S. Government. Some types of collateralized obligations may be less liquid than other types of securities. Investments in collateralized obligations that are deemed to be illiquid, which includes PO and IO class mortgage obligations, will be subject to the 15% limitation on illiquid assets.

The mortgage-backed collateralized obligations in which the portfolio may invest include pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association ("GNMA") and government-related organizations such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Payments of principal and/or interest on such mortgages, including prepayments, are guaranteed by the agency or instrumentality. The agencies and instrumentalities are subject to varying degrees of support by the U.S. Government. The portfolio may invest in collateralized obligations (both mortgage-backed and asset-backed) that are not guaranteed by a U.S. Government agency or instrumentality only if those collateralized obligations are rated "A-" or better, or have received an equivalent rating, by Duff & Phelps, Inc., Fitch Investors Services, Inc., Moody's Investors Services, Inc. and Standard & Poor's Corporation ("Rating Organizations"). The effective credit quality of collateralized obligations is the credit quality of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies. These collateralized obligations generally have excess collateral, but typically any guarantee is limited to a specified percentage of the pool of assets.

The potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments by certain mortgage-backed securities, such as GNMA Certificates and other collateralized obligations. During periods of declining interest rates, mortgages underlying the security are prone to prepayment, causing the security's effective maturity to be shortened. Prepayment of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of the portfolio and may even result in losses to the portfolio if the prepaid securities were acquired at a premium. Because mortgage-backed securities tend to be sensitive to prepayment rates on the underlying collateral, their value to the portfolio is dependent upon the accuracy of the prepayment projections used, which are a consensus derived from several major securities dealers. The duration of many mortgage backed securities changes substantially due to changes in interest rates and prepayment rates.

DEPOSITORY RECEIPTS. The GROWTH FUND, VALUE DISCOVERY FUND and INTERNATIONAL GROWTH FUND may invest in foreign issuers through sponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). Generally an ADR is a dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, the underlying foreign security, an EDR represents a similar securities arrangement but is issued by a European bank and a GDR is issued by a depository. ADRs, EDRs and GDRs may be denominated in a currency different from the underlying securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for issuance in European securities markets.

DURATION. For the INCOME FUND, the duration of an instrument is different from the maturity of an instrument in that duration measures the average period remaining until the discounted value of the amounts due (principal and interest) under the instrument are to be paid, rather than by the instrument's stated final maturity. For example, a duration of five years means that, if interest rates increased by one percent, the value of the portfolio would decrease approximately by five percent. Modified duration adjusts duration to take into account the yield to maturity and the number of coupons received each year. For purposes of calculating duration, instruments allowing prepayment will be assigned a maturity schedule by the Adviser based upon general experience.

CONCENTRATION. Each portfolio does not intend to invest more than 25% of its total asset in any one industry; however, the Ready Reserves Fund may invest more than 25% of its total assets in the domestic banking industry. These limitations do not apply to U.S. Government securities.

DIVERSIFICATION. As a matter of fundamental policy, each portfolio will not purchase the securities of any issuer if, as a result, more than 5% of its total assets would be invested in such issuer. For the Value Discovery Fund, that limitation applies to 75% of the portfolio's net assets. In addition, each portfolio will not purchase more than 10% of the outstanding voting securities of any issuer. These limitations do not apply to U.S. government securities.

EXEMPTIVE RELIEF. Based upon exemptive relief obtained by the INTERNATIONAL GROWTH FUND under the 1940 Act, a portion of the equity and convertible securities that may be acquired by the portfolio may be issued by foreign companies that, in each of their most recent fiscal years, derived more than 15% of their gross revenues from their activities as a broker, a dealer, an underwriter or an investment adviser.

FOREIGN CURRENCY FUTURES. The INTERNATIONAL GROWTH FUND may purchase and sell futures on foreign currencies as a hedge against possible variation in foreign exchange rates. Foreign currency futures contracts are traded on boards of trade and futures exchanges. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a particular currency for a particular price on a future date. To the extent that the portfolio engages in foreign currency futures transactions, but fails to consummate its obligations under the contract, the net effect to the portfolio would be the same as speculating in the underlying futures contract. Futures contracts entail certain risks. If the Adviser's judgment about the general direction of interest rates or markets is wrong, the portfolio's overall performance may be less than if no such contracts had been entered into. There may also be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the securities and futures markets could result. In addition, because margin requirements in the future markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to price distortions in the futures market and an imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the portfolio's Adviser may still not result in a successful hedging transaction. The portfolio could also experience losses if it could not close out its futures position because of an illiquid secondary market, and losses on futures contracts are not limited to the amount invested in the contract. The above circumstances could cause the portfolio to lose money on the financial futures contracts and also on the value of its portfolio securities.

To the extent required to comply with the 1940 Act and the rules and interpretations thereunder, whenever the portfolio enters into a futures contract, or enters into a delayed delivery purchase, the portfolio will maintain a segregated account consisting of either cash or liquid high-grade securities equal to the portfolio's potential obligation under such contracts. The segregation of assets places a practical limit on the extent to which the portfolio may engage in futures contracts and enter into delayed delivery transactions.

To the extent required to comply with CFTC Rule 4.5 and in order to avoid "commodity pool operator" status, the portfolio will not enter into a financial futures contract if immediately thereafter the aggregate initial margin and premiums for such contracts held by the portfolio would exceed 5% of the liquidation value of the portfolio's assets. The portfolio will not engage in transactions in financial futures contracts for speculation, but only in an attempt to hedge against changes in interest rates or market conditions affecting the value of securities that the portfolio holds or intends to purchase. When financial futures contracts are purchased to protect against a price increase on securities intended to be purchased later, the portfolio anticipates that it will complete at least 75% of such intended purchases.

FOREIGN SECURITIES. Securities of foreign companies may entail risks not associated with domestic securities. The prices of such securities may be more volatile, there may be less publicly available information about foreign issuers and many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers.

FORWARD FOREIGN CURRENCY TRANSACTIONS. The INTERNATIONAL GROWTH FUND may enter into forward foreign currency contracts as a means of managing the risks associated with changes in exchange rates. A forward foreign currency contract is an agreement to exchange U.S. dollars for foreign currencies at a specified future date and specified amount which is set by the parties at the time of entering into the contract. The Adviser will generally use such currency contracts to fix a definite price for securities they have agreed to buy or sell and may also use such contracts to hedge the portfolio's investments against adverse exchange rate changes. Alternatively, the portfolio may enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which securities of the portfolio are denominated ("cross-hedge"). The profitability of forward foreign currency transactions depends upon correctly predicting future changes in exchange rates between the U.S. dollar and foreign currencies. As a result, the portfolio may incur either a gain or loss on such transactions. While forward foreign currency transactions may help reduce losses on securities denominated in a foreign currency, they may also reduce gains on such securities depending on the actual changes in the currency's exchange value relative to that of the offsetting currency involved in the transaction. The portfolio will not enter into forward foreign currency transactions for speculative purposes.

ILLIQUID SECURITIES. The GROWTH FUND, VALUE DISCOVERY FUND, INTERNATIONAL GROWTH FUND AND INCOME FUND may each invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations maturing in more than seven days.

INVESTMENT COMPANIES. Subject to the provisions of the 1940 Act, the GROWTH FUND, VALUE DISCOVERY FUND AND INTERNATIONAL GROWTH FUND may each invest in the shares of investment companies. Several foreign governments permit investments by non-residents in their markets only through participation in certain investment companies specifically organized to participate in such markets. Each portfolio may also invest a portion of its assets in unit trusts and country funds that invest in foreign markets that are smaller than those in which the portfolio would ordinarily invest directly. Investments in such pooled vehicles should enhance the geographical diversification of the portfolio's assets while reducing the risks associated with investing in certain smaller foreign markets. Investments in such vehicles will provide increased liquidity and lower transaction costs than are normally associated with direct investments in such markets, however, there may be duplicative expenses, such as advisory fees or custodial fees. At the present time, each portfolio intends to limit its investment in these vehicles, together with investments in other investment companies, to no more than 10% of its total assets.

PORTFOLIO TURNOVER RATE. None of the portfolios intends to trade portfolio securities for the purpose of realizing short-term profits. However, each will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the portfolio's investment objective, and there is no limitation on the length of time securities must be held by the portfolio prior to being sold. Portfolio turnover rate will not be a limiting factor for a portfolio. Although each portfolio's turnover rate will vary from year to year, it is anticipated that each portfolio's turnover rate, under normal circumstances, will be less than 100%. A higher portfolio turnover rate would involve correspondingly higher transaction costs, which would be borne directly by each portfolio.

RATINGS. The READY RESERVES FUND has adopted certain investment policies designed to limit the market and financial risks to the portfolio. The portfolio may only invest in securities that, based on their short-term ratings, are deemed to be the highest grade, or if unrated, are of equivalent quality in the judgment of the Adviser, subject to the supervision of the Board of Directors. However, the portfolio may invest up to five percent of its total assets in securities deemed within the second highest grade, or if unrated, are of equivalent quality. In addition, portfolio investments will be limited to instruments that the Adviser, under the supervision of the Board of Directors, has determined present minimal credit risks. Securities are deemed to be high grade if they are rated high quality by two Rating Organizations, or if only rated by one Rating Organization, rated high quality by that Rating Organization. For example, commercial paper rated "Duff 1 minus," "Fitch 1," "Prime 1" and "A-1" by Duff & Phelps, Inc., Fitch Investors Service, Inc., Moody's Investors Service, Inc., and Standard & Poor's Corporation, respectively, would be considered high grade. Obligations that are unrated are not necessarily of lower quality than those that are rated, but may be less marketable and, consequently, provide higher yields. Further, the portfolio may invest in other corporate obligations maturing in thirteen months or less, such as publicly traded bonds, debentures and notes, if they are rated within the two highest grades by a Rating Organization. For a description of these ratings, see Appendix B in the Statement of Additional Information.

REAL ESTATE INVESTMENT TRUSTS. The VALUE DISCOVERY FUND may invest up to 15% of its total assets in real estate investment trusts ("REITs"). REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. In addition, the failure of a REIT to continue to qualify as a REIT for tax purposes would have an adverse effect upon on the value of a portfolio's investment in that REIT.

REPURCHASE AGREEMENTS. Each portfolio may invest in repurchase agreements. Repurchase agreements are instruments under which a portfolio acquires ownership of a security and the seller, who is a broker-dealer or a bank, agrees to repurchase the security at a mutually agreed upon time and price.
The repurchase agreement serves to fix the yield of the security during the portfolio's holding period. The portfolios currently intend to enter into repurchase agreements only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. In all cases, the Adviser, subject to the supervision of the Board of Directors, must be satisfied with the creditworthiness of the seller before entering into a repurchase agreement. In the event of the bankruptcy or other default of the seller of a repurchase agreement, the portfolio could incur expenses and delays enforcing its rights under the agreement and experience a decline in the value of the underlying securities and loss of income. The maturity of a security subject to repurchase may exceed one year, and, for the Income Fund, the modified duration of a security subject to repurchase may exceed 8 years.

The International Growth Fund's investment in repurchase agreements is limited to 5% of its total assets. For the Growth Fund, Value Discovery Fund, Income Fund and Ready Reserves Fund, there is no limit on the percentage of a portfolio's total assets that may be invested in repurchase agreements, except that repurchase agreements maturing in more than seven days, together with any securities that are restricted as to disposition under the federal securities laws or are otherwise considered to be illiquid, will not exceed 15% of the net assets of the Growth Fund, Value Discovery Fund and Income Fund, and 10% of the net assets of the Ready Reserves Fund.

SECTION 4(2) PAPER. The READY RESERVES FUND may invest in commercial paper issued in reliance upon the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Exchange Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors such as the portfolio. Any resale by the purchaser must be in an exempt transaction. Sections 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Adviser considers the legally restricted but readily saleable
Section 4(2) paper to be liquid; however, pursuant to the procedures approved by the Fund's Board of Directors, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation on illiquid securities. The Adviser monitors the liquidity of each investment in Section 4(2) paper on a continuing basis.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. From time to time, in the ordinary course of business, each portfolio may purchase newly-issued securities appropriate for the portfolio on a "when-issued" basis and may purchase or sell securities appropriate for the portfolio on a "delayed delivery" basis. Purchases of such securities by the Ready Reserves Fund are limited to 5% of the portfolio's total assets. When-issued or delayed delivery transactions involve a commitment by the portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. These transactions allow the portfolio to lock in an attractive purchase price or yield on a security the portfolio intends to purchase. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase and settlement, no payment is made or received by the portfolio and, for delayed delivery purchases, no interest accrues to the portfolio. Because the portfolio is required to set aside liquid securities at least equal in value to its commitments to purchase when-issued or delayed delivery securities, the Adviser's ability to manage the portfolio's assets may be affected by such commitments. The portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but it reserves the right to sell them before the settlement date if deemed advisable.

VARIABLE RATE SECURITIES. The READY RESERVES FUND may invest in instruments having rates of interest that are adjusted periodically or that "float" continuously or periodically according to formulae intended to minimize fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate on a Variable Rate Security is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rates on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Further, the portfolio may invest in Variable Rate Securities that have a demand feature entitling the portfolio to resell the securities to the issuer or a third party at an amount approximately equal to the principal amount thereof plus accrued interest ("Variable Rate Demand Securities"). As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. Many of these Variable Rate Demand Securities are unrated, their transfer is restricted by the issuer and there is little if any secondary market for the securities. Thus, any inability of the issuers of such securities to pay on demand could adversely affect the liquidity of these securities. The portfolio determines the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules, allowing the portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument if they are guaranteed by the U.S. Government or its agencies, they have a stated maturity date of one year or less or they have demand features prior to maturity.

[back cover]

FOR MORE INFORMATION  o

If you would like additional information about the William Blair Mutual Funds, please request a free copy of the current annual/semi-annual report or Statement of Additional Information.


THE ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS include financial statements, detailed performance information, portfolio holdings, a statement from the portfolio manager and the auditor's report. Shareholder reports are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.


THE STATEMENT OF ADDITIONAL INFORMATION contains more detailed information about the Fund and the portfolios. The current Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes.

A copy of the current annual or semi-annual report or Statement of Additional Information may be obtained without charge by writing or calling the Fund.


WILLIAM BLAIR MUTUAL FUNDS, INC.
222 West Adams Street
Chicago, Illinois 60606
(312) 364-8000

OR

STREET BANK AND TRUST COMPANY
(the Fund's Transfer Agent)
P.O. Box 9104
Boston, MA 02266-9104
1-800-635-2886
(Massachusetts 1-800-635-2840)





No person has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus does not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

                        WILLIAM BLAIR & COMPANY, L.L.C.

                        WILLIAM BLAIR MUTUAL FUNDS, INC.
                             222 WEST ADAMS STREET
                            CHICAGO, ILLINOIS  60606
                                 (312) 364-8000

                      STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of William Blair Mutual Funds, Inc. (the "Fund") dated May 1, 1997. The Prospectus may be obtained without charge by writing or calling the Fund.
                             ______________________
                               TABLE OF CONTENTS

                                                                                                                     PAGE
                                                                                                                     ----
MANAGEMENT OF THE FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Investment Adviser and Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Directors and Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Brokerage and Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

INVESTMENT POLICIES AND RESTRICTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         The Growth Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Value Discovery Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         International Growth Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Income Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Ready Reserves Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

INVESTMENT PRACTICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Collateralized Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Foreign Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Forward Foreign Currency Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Foreign Currency Futures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Futures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Illiquid Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Lending  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Repurchase Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Restricted Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Small Companies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Warrants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         When-Issued or Delayed Delivery Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

GENERAL FUND INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Redemptions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Determination of Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Performance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Tax Status . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         Retirement Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Independent Auditors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Custodian  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Transfer Agent Services  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Reports to Shareholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

SHAREHOLDER RIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

FUND HISTORY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

FINANCIAL INFORMATION OF THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

APPENDIX A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1

APPENDIX B  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-1

                           _________________________

                                  May 1, 1997

                             MANAGEMENT OF THE FUND


INVESTMENT ADVISER AND DISTRIBUTOR. As stated in the Prospectus, William Blair & Company, L.L.C. ("Adviser") is the Fund's investment adviser and manager. Pursuant to an investment advisory and management agreement, the Adviser acts as the Fund's adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its principals or employees to serve without compensation as directors or officers of the Fund if elected to such positions. In addition to the management advisory fee, each portfolio pays the expenses of its operations, including a portion of the Fund's general administrative expenses, allocated on the basis of the portfolio's net asset value. Expenses that will be borne directly by the portfolios include, but are not limited to, the following: the fees and expenses of independent auditors, counsel, custodian and transfer agent, costs of reports and notices to shareholders, stationery, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Fund and its shares for distribution under Federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

The advisory agreement for a portfolio continues in effect from year to year for so long as its continuation is approved at least annually (a) by a majority of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Fund and (b) by the shareholders of the portfolio or the Board of Directors. The agreement may be terminated at any time upon 60 days notice by either party; the Fund may so terminate the agreement either by vote of the Board of Directors or by majority vote of the outstanding shares of the affected portfolio. The agreement may also be terminated at any time either by vote of the Board of Directors or by majority vote of the outstanding voting shares of the subject portfolio if the Adviser were determined to have breached the agreement. The agreement would terminate automatically upon assignment. The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

Upon termination of the agreement and when so requested by the Adviser, the Fund will refrain from using the name "William Blair" in its name or in its business in any form or combination.

For the services and facilities furnished to each portfolio, the Fund pays the Adviser an advisory fee, which is accrued daily and paid monthly on the first business day of the following month. The Growth Fund pays an advisory fee at a rate of .75% of the portfolio's average daily net assets. Prior to May 1, 1996, the Growth Fund paid an advisory fee at a rate of 0.625% of the portfolio's average daily net assets up to $75 million and 0.50% of average daily net assets above $75 million. For the fiscal years ended December 31, 1996, 1995 and 1994, the Adviser received fees of $3,018,755, $1,561,478 and
$903,986, respectively.

The Value Discovery Fund pays an advisory fee at a rate of 1.15% of the portfolio's average daily net assets. For the fiscal year from December 23, 1996 (Commencement of Operations) to December 31, 1996, the Adviser waived fees of $333. The Adviser voluntarily has agreed to reimburse the portfolio during its first year of operation should all operating expenses, including the compensation of the Adviser but excluding taxes, interest, extraordinary expenses and brokerage commissions or transaction costs, exceed 1.50% of average daily net assets of the portfolio.

The International Growth Fund pays an advisory fee at a rate of 1.10% of the first $250 million of average daily net assets plus 1.00% of average daily net assets over $250 million. Prior to May 1, 1996, the International Growth Fund paid an advisory fee at a rate of 1.10% of the first $100,000,000 of average daily net assets of the portfolio and .95% of average daily net assets above $100,000,000. Under a former sub-investment advisory agreement, the Adviser paid a sub-adviser a monthly fee at an annual rate equal to .40% of the first $100 million of average daily net assets of the portfolio and .275% of average daily net assets above $100 million. For the services and facilities furnished during the fiscal years ended December 31, 1996, 1995 and 1994, the Adviser received fees of $1,131,309, $886,557 and $651,754, respectively, of which $303,364 in 1996,
$322,384 in 1995 and $237,001 in 1994 was paid to the sub-adviser.

The Income Fund pays an advisory fee at a rate of .25% of the first $250 million of average daily assets plus .20% of average daily net assets over $250 million plus 5% of the gross income earned by the portfolio. Prior to May 1, 1996, the Income Fund paid an advisory fee at a rate of .25% of the first $100 million of average daily net assets of the portfolio, .20% of the next $150 million and .15% of average daily net assets in excess of $250 million, plus 5.0% of the gross income earned. For the services and facilities furnished to the portfolio pursuant to the advisory agreement during the fiscal years ended December 31, 1996, 1995 and 1994, the Fund paid $880,815, $868,277 and
$998,125, respectively.

The Ready Reserves Fund pays an advisory fee at a rate of .625% of the first $250 million of average daily net assets, plus .600% of the next $250 million of average daily net assets, plus .575% of the next $2 billion of average daily net assets plus .55% of the average daily net assets over $2.5 billion. Prior to May 1, 1996, the Ready Reserves Fund paid an advisory fee at a rate of .625% of the first $250 million of average daily net assets of the portfolio, .60% of the next $250 million, .55% of the next $500 million, .50% of the next $2 billion, .45% of the next $2 billion and .40% of average daily net assets in excess of $5 billion. For the services and facilities furnished to the portfolio pursuant to the advisory agreement during the fiscal years ended December 31, 1996, 1995 and 1994, the Adviser received fees of $4,282,827, $3,613,262 and $2,990,786, respectively.

The Adviser has agreed to reimburse the Fund should all operating expenses of the Growth Fund, Income Fund or Ready Reserves Fund, including the compensation of the Adviser but excluding taxes, interest, extraordinary expenses and brokerage commissions or transaction costs, exceed 1.50% of the first $30 million of average net assets of the portfolio and 1.00% of average net assets over $30 million of the portfolio on an annual basis.

William Blair & Company, L.L.C. also is the principal underwriter and distributor ("Distributor") for shares of the Fund and acts as agent of the Fund in the sale of its shares. The offering of shares is continuous, although the Distributor and the Fund reserve the right to cease the offer of shares at any time. The Distributor pays for the printing and distribution of copies of the prospectus and shareholder reports used in connection with the offering of shares to prospective investors. The Distributor also pays for supplementary sales literature and advertising costs. Terms of continuation, termination and assignment under the underwriting agreement are substantially the same as those described above with regard to the advisory agreement, except that termination other than upon assignment or upon determination of breach requires six months' notice.

Messrs. Barber, Fischer, Fuller and Ms. Gassmann, Messrs. Greig, Kaplan, Kayser, Kleczka, McMullan, Mitchell, Myer, Sullivan, Truderung and Truettner, who are directors or officers of the Fund, are also principals or employees of the Adviser/Distributor as indicated under "Directors and Officers."

The Adviser/Distributor is a limited liability company, the affairs of which are controlled by all its principals, none of whom owns more than 25% of the firm. The Chief Executive Officer of the firm is E. David Coolidge, III and the Executive Committee is comprised of Harvey Bundy, III, E. David Coolidge, III, Conrad Fischer, Edgar D. Jannotta, John P. Kayser, Richard P. Kiphart, Albert J. Lacher, James D. McKinney and James M. McMullan.

DIRECTORS AND OFFICERS. The directors and officers of the Fund, their ages, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C. and other significant affiliations are set forth below. Unless otherwise noted, the address of each officer and director is 222 West Adams Street, Chicago, Illinois 60606.

CONRAD FISCHER (63),* (2) Chairman of the Board and Director; Principal, William Blair & Company, L.L.C.; and Trustee Emeritus, Chicago Child Care Society, a non-profit organization.

VERNON ARMOUR (69), (1) (2) (3) Director; 135 South LaSalle St., Suite 1117, Chicago, Illinois 60603; Private investor; Trustee, Illinois Institute of Technology, Northwestern Memorial Hospital and OTHO S.A. Sprague Memorial Institute.

GEORGE KELM (68), (1) (3) Director; 4 Court of Connecticut River, Lincolnshire, Illinois 60069; Retired Chairman of the Board, Sahara Coal Company, Inc. and Sahara Enterprises, Inc.; Director, Rolf Jensen & Associates, Inc.; Trustee, Newberry Library and McCormick Theological Seminary.

ANN P. McDERMOTT (57), (3) Director; 330 Willow Road, Winnetka, Illinois 60093; Trustee, Rush Presbyterian St. Luke's Medical Center; Women's Board, Rush Presbyterian St. Luke's Medical Center; Honorary Director, Visiting Nurse Association; Director, Presbyterian Homes; Northwestern University, Women's Board; University of Chicago, Women's Board; Director, Washington State University Foundation.

JAMES M. McMULLAN (62),* Director; Principal, William Blair & Company, L.L.C., Director of Securities Industry Association.

JOHN B. SCHWEMM (62), (1) (3) Director; 2 Turvey Lane, Downers Grove, Illinois 60515; Retired Chairman and Chief Executive Officer, R.R. Donnelley & Sons Company, printer; and Director, USG Corp., a building material product company and Walgreen Co., a drug store chain.

W. JAMES TRUETTNER, JR. (65),* Director and Senior Vice President; Principal, William Blair & Company, L.L.C.; and Director of Glenview Foundation, International Travel Services and Roberts Industries, Inc.

ROCKY BARBER (45), President of the Fund and Chief Operating Officer of the Growth Fund, the Value Discovery Fund, the International Growth Fund and the Income Fund; Principal, William Blair & Company, L.L.C.; Vice President and Secretary, LaRabida Hospital Foundation; and President, Stanford Associates.

MARK A. FULLER, III (40), Senior Vice President; Principal, William Blair & Company, L.L.C.

W. GEORGE GREIG (44), Senior Vice President; Portfolio Manager, William Blair & Co., L.L.C.; formerly Portfolio Manager, Provident Capital Management; Manager of Akamai, a partnership affiliated with Framlington Investment Management Limited; and Partner, Pilgrim, Baxter & Greig.

GLEN KLECZKA (34), Senior Vice President; Portfolio Manager, William Blair & Company, L.L.C.; formerly, Partner with Brinson Partners, formerly, portfolio manager at CNA Financial Corp.

BENTLEY M. MYER (50), Senior Vice President and Chief Operating Officer, Ready Reserves Fund; Principal, William Blair & Company, L.L.C.; Director, Delnor Community Hospital.

NORBERT W. TRUDERUNG (44), Senior Vice President; Principal, William Blair & Company, L.L.C.

JAMES S. KAPLAN (36), Vice President; Associate, William Blair & Company, L.L.C.; formerly Vice President, First Union Bank.

JOHN P. KAYSER (47), Vice President; Principal, William Blair & Company, L.L.C., Director, DuPage Children's Museum.

TERENCE M. SULLIVAN (53), Vice President and Treasurer; Associate, William Blair & Company, L.L.C..

JANET V. GASSMANN (30), Secretary; Administrative Assistant, William Blair & Company, L.L.C.; formerly, Administrative Assistant, Shearson Lehman Brothers, Inc.

-------------------------------------------------------------------------------

*Directors who are interested persons as defined in the Investment Company Act of 1940.

(1)      Member of the Standing Audit Committee.

(2) Member of Interim Valuation Committee. This committee handles any questions regarding the valuation of portfolio securities that may arise between meetings of the Board of Directors.

(3) Mr. Armour and Mr. Kelm maintain brokerage accounts with the Adviser and Ms. McDermott and Mr. Schwemm employ the Adviser to manage assets that they control. Mr. Kelm also serves as president and director of Woods Fund of Chicago, a nonprofit organization for which William Blair & Company, L.L.C. serves as investment adviser. In addition, as a result of his former affiliation with the Adviser as a partner of William Blair & Company, L.L.C. from 1973 to 1982, Mr. Armour has a beneficial interest in a Deferred Profit Sharing Plan which is managed by the Adviser.

The directors and officers affiliated with the Adviser receive no compensation from the Fund. Directors who are not affiliated with the Adviser currently receive an annual fee of $4,000 plus $2,000 for each meeting attended in person plus expenses.

The following table sets forth the compensation earned from the Fund for the fiscal year ended December 31, 1996 by directors who are not affiliated with the Adviser:

                                                  PENSION OR
                             AGGREGATE        RETIREMENT BENEFITS    ESTIMATED ANNUAL
                         COMPENSATION FROM    ACCRUED AS PART OF       BENEFITS UPON      TOTAL COMPENSATION
        DIRECTOR              THE FUND           FUND EXPENSES          RETIREMENT        ------------------
                              --------           -------------          ----------
 Vernon Armour                $14,000                  0                     0                  $14,000

 C. Mathews Dick, Jr.*        $ 4,000                  0                     0                  $ 4,000

 George Kelm                  $12,000                  0                     0                  $12,000

 Ann P. McDermott             $12,000                  0                     0                  $12,000

 John H. Olwin, M.D.*         $ 4,000                  0                     0                  $ 4,000

 John B. Schwemm              $14,000                  0                     0                  $14,000

 John W. Straub*              $ 4,000                  0                     0                  $ 4,000


________________________________
*Resigned as directors effective as of May 1, 1996.

The following table provides certain information at January 31, 1997 with respect to persons known to the Fund to be record holders of 5% or more of the shares of the following portfolios:


                                                                                            Percent of
 Name and                                                                                  Portfolio's
 Address of                                                                                Outstanding
 Record Owner                                                Number of Shares              Common Stock
 ------------                                                ----------------              ------------
      GROWTH FUND
      -----------
      William Blair Employees                                   4,321,004                     11.53%
      Profit Sharing Plan
      222 West Adams Street
      Chicago, IL  60606

      Charles A. Schwab & Company                               3,830,249                     10.21%
      101 Montgomery Street
      San Francisco, CA  94104

      VALUE DISCOVERY FUND
      --------------------
      William Blair & Co., L.L.C.                                200,200                      15.56%
      Ralph G. Portis
      222 West Adams Street
      Chicago, IL  60606

      William Blair & Co., L.L.C.                                197,044                      15.31%
      Catlin Investments L.P.
      222 West Adams Street
      Chicago, IL  60606

      William Blair & Co., L.L.C.                                197,044                      15.31%
      Travis Investments L.P.
      222 West Adams Street
      Chicago, IL  60606


      William Blair & Co., L.L.C.                                100,100                      7.78%
      Elizabeth I. Blair
      222 West Adams Street
      Chicago, IL  60606


As of January 31, 1997, the Fund's officers and directors as a group owned (or held or shared investment or voting power with respect to) 779,366 shares or 2.1% of the Growth Fund's stock, 85,049 shares or 6.6% of the Value Discovery Fund's stock, 397,419 shares or 5.5% of the International Growth Fund's stock, 199,551 shares or 1.4% of the Income Fund's stock and 6,845,640 shares or 0.8% of the shares of the Ready Reserves Fund. These figures do not include shares of the portfolios that may be indirectly owned by certain officers of the Fund as a result of their interest in the William Blair Profit Sharing Plan.

BROKERAGE AND PORTFOLIO TRANSACTIONS. Decisions on portfolio transactions (including the decision to buy or sell, the appropriate price, allocation of brokerage, use of a broker as agent or dealer as principal and negotiation of commissions) normally are made by the Adviser. In purchasing and selling portfolio securities, the Fund seeks to obtain the most favorable overall result, taking into account the net price, the method of execution and research services provided by the broker. Such research services include economic forecasts and analytical, narrative and statistical reports on industries and companies for consideration by the Fund and the Adviser's other clients.

Portfolio transactions may increase or decrease the return of a portfolio depending upon the Adviser's ability to correctly time and execute such transactions. A portfolio turnover rate for any year is determined by dividing the lesser of sales or purchases (excluding in either case cash equivalents, such as short-term corporate notes) by the portfolio's monthly average net assets and multiplying by 100 (with all securities with maturities and expirations of one year or less excluded from the computation). The portfolio's turnover rate will also vary from year to year depending on market conditions. Since the Ready Reserves Fund's assets are invested in securities with short (less than one year) effective maturities, its portfolio will turn over many times a year. Such securities, however, are excluded from the Securities and Exchange Commission required portfolio turnover rate calculations, resulting in no portfolio turnover rate for reporting purposes.

Selection of a broker for a particular portfolio transaction depends on many factors, some of which are subjective and which include the net price, the confidentiality, reliability, integrity, the size and nature of the transaction and the market in which it is to occur and any research or other services that the broker has provided. The Adviser determines the overall reasonableness of brokerage commissions and of premiums and discounts on principal transactions (which do not involve commissions), by review of comparable trades for the Adviser's other clients and in the market generally. If more than one broker is believed to be equally qualified to effect a portfolio transaction, the Adviser may assign the transaction to a broker that has furnished research services, but the Adviser has no agreement, formula or policy as to allocation of brokerage. The Fund does not ordinarily market its shares through brokers and any sales of the Fund's shares by a broker would be neither a qualifying nor disqualifying factor in allocating brokerage. All the Fund's 1996 portfolio transactions were with brokers who met the above requirements, some of which provided research or other services to the Adviser.

The Fund may pay to brokers that provide research services to the Adviser a commission higher than another broker might have charged if it is determined that the commission is reasonable in relation to the value of the brokerage and research services that are provided, viewed in terms of either the particular transaction or the Adviser's overall responsibility to its advisory accounts. The extent to which such commissions exceed commissions solely for execution cannot be determined, but such research services, which are involved in portfolio transactions for the Fund and for the Adviser's other advisory accounts, can be of benefit to both the Fund and such other accounts. The value of research services that are provided by brokers who handle portfolio transactions for the Fund cannot be precisely determined and such services are supplemental to the Adviser's own efforts, which are undiminished thereby. The Adviser does not believe that its expenses are reduced by reason of such services, which benefit the Fund and the Adviser's other clients. Transactions in over-the-counter securities are generally executed as principal trades with primary market makers, except where it is believed that a better combination of price and execution could otherwise be obtained.

The Growth Fund paid total brokerage fees of $394,561, $254,434 and $198,271 in 1996, 1995 and 1994, respectively. None of such brokerage fees were paid to a broker who was an affiliated person of the Fund or to a broker of which an affiliated person was an affiliated person of the Fund or of the Adviser.

The Value Discovery Fund paid total brokerage fees of $12 for the fiscal year from commencement of operations on December 23, 1996 (Commencement of Operations) to December 31, 1996. None of such brokerage fees were paid to a broker who was an affiliated person of the Fund or to a broker of which an affiliated person was an affiliated person of the Fund or of the Adviser.

International Growth Fund paid brokerage fees of $779,507, $454,667 and $301,194 in 1996, 1995 and 1994, respectively. None such brokerage fees were paid to a broker who was affiliated person of the Fund or to a broker of which an affiliated person was an affiliated person of the Fund or of the Adviser.

Purchases and sales of portfolio securities for the Income Fund and Ready Reserves Fund usually are principal transactions, either directly with the issuer or with an underwriter or market maker, with no brokerage commissions paid by the portfolio. No brokerage commissions were paid by the Income Fund or the Ready Reserves Fund during the fiscal years ended December 31, 1996, 1995 and 1994. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include the spread between the bid and asked prices. The primary consideration in the allocation of transactions is prompt execution of orders in an effective manner at the most favorable price.

The investment decisions for the Fund are reached independently from those for other accounts managed by the Adviser. Such other accounts also may make investments in the same type of instruments or securities as the Fund at the same time as the Fund. When two or more accounts have funds available for investment in similar instruments, available instruments are allocated as to amount in a manner considered equitable to each account. In some cases this procedure may affect the size or price of the position obtainable for the Fund. However, it is the opinion of the Board of Directors that the benefits available because of the Adviser's organization outweigh any disadvantages that may arise from exposure to simultaneous transactions.

No portfolio transactions are executed for the Fund with or through the Adviser or any affiliated broker-dealer of the Adviser. The Fund may purchase securities from other members of an underwriting syndicate of which the Adviser or an affiliated broker-dealer is a participant, but only under conditions set forth in applicable rules of the Securities and Exchange Commission and in accordance with procedures adopted and reviewed periodically by the Board of Directors.


                      INVESTMENT POLICIES AND RESTRICTIONS

The Fund has adopted certain fundamental investment restrictions for each portfolio that, along with the portfolio's investment objective, cannot be changed without approval by holders of a "majority of the outstanding voting securities" of the portfolio, which is defined in the Investment Company Act of 1940 (the "Act") to mean the lesser of (a) 67% of the shares of the portfolio at a meeting where more than 50% of the outstanding voting shares of the portfolio are present in person or by proxy; or (b) more than 50% of the outstanding voting shares of the portfolio. All percentage restrictions on investments apply at the time the investment is made and shall not be considered to violate the limitations unless, immediately after or as a result of the investment, a violation of the restriction occurs. There can be no assurance that a portfolio will meet its investment objective.


THE GROWTH FUND.

(1) The portfolio will operate as an open-end, diversified, management type investment company, as defined in the Investment Company Act of 1940.

The Growth Fund may not:

(2) Invest in any enterprise for the purpose of exercising control or management thereof.

(3)   Buy or sell real estate or real estate loans.

(4)   Underwrite the securities of other issuers.

(5)   Make loans to other persons.

(6)   Purchase or sell commodities or commodity contracts.

(7)   Issue senior securities.

(8) Borrow money, except from banks for current obligations of a minor character incurred in the ordinary course of business, nor borrow amounts in excess of 10% of its gross assets. (The portfolio does not presently intend to borrow any amount in excess of 5% of its gross assets.)

(9) Make an investment if doing so would cause more than 25% of its total assets to be invested in any one industry.

The following are the portfolio's non-fundamental operating policies, which may be changed by the Fund's Board of Directors without shareholder approval.

The Growth Fund may not:

(10)  Pledge, or create a lien on, its assets.

(11) Purchase any security if doing so would cause more than 10% of the voting securities of the issuer to be held by the portfolio.

(12) Purchase except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company.

(13) Invest in futures contracts, puts, calls, straddles, spreads or any combination thereof.

(14) Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities.

(15) Sell securities short, unless the portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff and provided that transactions in futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(16) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

VALUE DISCOVERY FUND.

The Value Discovery Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the portfolio's total assets would be invested in the securities of that issuer, or
(ii) the portfolio would hold more than 10% of the outstanding voting securities of that issuer.

2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the "1940 Act") which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the portfolio's total assets (including the amount borrowed), less the portfolio's liabilities (other than borrowings), or such other percentage permitted by law, except that the portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments).

Note: Presently, the Value Discovery Fund only intends to borrow from banks for temporary or emergency purposes. However, the portfolio may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements).

3. May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the portfolio's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, 25% or more of the portfolio's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

The following are the portfolio's non-fundamental operating policies, which may be changed by the Fund's Board of Directors without shareholder approval.

The Value Discovery Fund may not:

9. Sell securities short, unless the portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff and provided that transactions in futures contracts or other derivative instruments are not deemed to constitute selling securities short.

10. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

11. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities.

12. Purchase except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company.

13. Engage in futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the portfolio may, in addition to bona fide hedging transactions, use futures transactions if the aggregate initial margin and premiums required to establish such positions do not exceed 5% of the portfolio's net assets. In addition, the aggregate margin deposits required on all futures transactions being held will not exceed 5% of the portfolio's total assets.

14. Pledge, mortgage or hypothecate any assets owned by the portfolio except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of the borrowing or investment.


INTERNATIONAL GROWTH FUND.

The International Growth Fund may not:

1. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to 10% of the value of its total assets (any such borrowing under this section will not be collateralized). The portfolio will not borrow for leverage purposes.

2.    Pledge, mortgage or create a lien on its assets.

3. Make loans of money or portfolio securities, except through the purchase of debt obligations and repurchase agreements.

4. Purchase any securities if, immediately after such purchase, more than 25% of the value of the portfolio's total assets would be invested in the securities of issuers in the same industry. There is no limitation as to the portfolio's investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. For purposes of this restriction, the obligations of each foreign government are deemed to constitute an industry.

5. Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer is considered as one class. (This restriction does not apply to obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities.)

6. Underwrite securities by others, except to the extent the portfolio may be deemed to be an underwriter, under the Federal securities laws, in connection with the disposition of portfolio securities.

7. Purchase securities of other U.S. or foreign investment companies, except that the portfolio may make such a purchase (a) in the open market provided that immediately thereafter (i) not more than 10% of the portfolio's total assets would be invested in such securities; (ii) not more than 5% of the portfolio's total assets would be invested in securities of any one investment company; and (iii) not more than 3% of the total outstanding voting stock of any one investment company would be owned by the portfolio, or (b) as part of an offer of exchange, reorganization or as a dividend.

8. Make short sales of securities, or purchase any securities on margin, or maintain a short position or participate on a joint or a joint and several basis in any trading account in securities, except that the portfolio may (i) obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; (ii) purchase or sell futures contracts; and
(iii) deposit or pay initial or variation margin in connection with financial futures contracts or related options transactions.

9. Purchase or sell put options, call options, or combinations thereof, except that the portfolio may engage in financial futures contracts and related options transactions to seek to hedge against either a decline in the value of securities included in the portfolio or an increase in the price of securities which the portfolio plans to purchase in the future.

10. Purchase or sell commodities or commodity contracts, except that the portfolio may enter into financial futures contracts, options on futures contracts and forward foreign currency exchange contracts.

11. Purchase or sell real estate (although it may purchase securities of issuers that engage in real estate operations, securities that are secured by interests in real estate, or securities that represent interests in real estate, including real estate investment trusts).

12. Invest in interests in oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

13. Invest for the purposes of exercising control or management of another issuer.

14. Issue any "senior securities" as defined in the Act (except for engage in futures and options transactions and except for borrowing subject to the restrictions set forth above).

15. Invest more than 5% of its total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation.


INCOME FUND.

The Income Fund may not:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of securities of any issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities. All debt securities and all preferred stocks are each considered as one class.

(3) Invest more than 5% of its total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation.

(4) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(5)   Write, purchase or sell puts, calls or combinations thereof.

(6) Invest for the purpose of exercising control or management of another issuer.

(7) Invest in commodities or commodity futures contracts or in real estate; although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(8) Invest in interests in oil, gas or other mineral exploration or development programs; although it may invest in the securities of issuers which invest in or sponsor such programs.

(9) Underwrite securities issued by others except to the extent the portfolio may be deemed to be an underwriter, under the Federal securities laws, in connection with the disposition of portfolio securities.

(10)  Issue senior securities as defined in the Investment Company Act of 1940.

(11) Purchase common stocks, preferred stocks, warrants or other equity securities.

(12) Make loans to others, except through the purchase of debt obligations or repurchase agreements or the loaning of portfolio securities not exceeding 75% of the value of its total assets.

(13) Borrow money, except as a temporary measure and then only in an amount up to 5% of the value of its total assets (any such borrowing under this section will not be collateralized). The portfolio will not borrow for leverage purposes.

(14) Concentrate more than 25% of the value of its total assets in any one industry. This restriction does not apply to U.S. Government securities or government agency securities, or to instruments, such as repurchase agreements, secured by these instruments.

The following are the portfolio's non-fundamental operating policies, which may be changed by the Fund's Board of Directors without shareholder approval.

The Income Fund may not:

(1) Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities.

READY RESERVES FUND.

The Ready Reserves Fund may not:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of securities of any issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities. All debt securities and all preferred stocks are each considered as one class.

(3) Invest more than 5% of its total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation.

(4) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(5)   Write, purchase or sell puts, calls or combinations thereof.

(6) Invest for the purpose of exercising control or management of another issuer.

(7) Invest in commodities or commodity futures contracts or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(8) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(9) Underwrite securities issued by others except to the extent the portfolio may be deemed to be an underwriter, under the Federal securities laws, in connection with the disposition of portfolio securities.

(10)  Issue senior securities as defined in the Investment Company Act of 1940.

(11) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(12) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to 5% of the value of its total assets (any such borrowing under this section will not be collateralized). The portfolio will not borrow for leverage purposes.

(13) Concentrate more than 25% of the value of its total assets in any one industry; provided, however, that the portfolio reserves freedom of action to invest up to 100% of its total assets in certificates of deposit, time deposits or bankers' acceptances or repurchase agreements with domestic branches of domestic banks when management considers it to be in the interests of the portfolio in attaining its investment objective.

(14) Invest in securities restricted as to disposition under the Federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933).

(15) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.


                              INVESTMENT PRACTICES

The Prospectus describes each portfolio's investment objective as well as certain investment policies and investment techniques that the portfolio may employ in pursuing its investment objective. The following discussion supplements the discussion contained in the Prospectus, including the Investment Glossary at the end of the Prospectus. Not all of the portfolios may invest in all of the types of investments listed below.


COLLATERALIZED OBLIGATIONS. Mortgage-Backed Securities. Collateralized obligations include mortgage-backed collateralized obligations ("mortgage-backed securities"). Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There currently are three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation); (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but that usually have some form of private credit enhancement.

The yield characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a portfolio purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce it.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

Guaranteed Mortgage Pass-Through Securities. Mortgage pass-through securities represent participation interests in pools of residential mortgage loans originated by United States Governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the services of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which the portfolio will invest will include those issued or guaranteed by GNMA, FNMA and FHLMC.

GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates ("Ginnie Mae Certificates") that are based upon and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended (VA Loans), or by pools of other eligible mortgage loans. Ginnie Mae Certificates represent a pro rata interest in one or more pools of eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the United States Treasury with no limitations as to amount.

FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA was originally established in 1938 as a United States Government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing the holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans) and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the United States Government. FNMA has limited rights to borrow from the United States Treasury.

FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended. FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

FHLMC guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. FHLMC also guarantees to each holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not always guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the United States Government. FHLMC has limited rights to borrow from the United States Treasury.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities ("private pass-throughs") are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private pass-throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private pass-throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. See "Types of Credit Support," below.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Collateralized mortgage obligations, or, "CMOs," are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes.
Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all the interest (the interest-only or "IO" class), while the other class will receive all the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets and a rapid rate of principal payments may have a material adverse effect on the portfolio's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the portfolio may fail to fully recoup its initial investment in these securities.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed and, accordingly, may have less liquidity than other securities. The portfolio will invest only in IO and PO class mortgage obligations collateralized by securities guaranteed by the United States Government.

Types of Credit Support. Mortgage-backed and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based upon historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure.
The Income Fund may invest in these and other types of asset-backed securities that may be developed in the future.

As with mortgage-backed securities, the yield characteristics of asset-backed securities differ from traditional debt securities. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. See "Mortgage-Backed Securities," above. In general, however, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Although certain of the factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities, during any particular period, the predominant factors affecting prepayment rates on mortgage-backed securities and asset-backed securities may be different.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Inverse Floaters. Some of the portfolios may invest in mortgage derivative products like inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. The income from an inverse floater may be magnified to the extent that its rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of magnification in an inverse floater, the greater the volatility in its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The coupon of an inverse floating rate note moves inversely to the movement of interest rates. In addition, mortgage-backed inverse floaters will experience approximately the same changes in average lives and durations that other comparable fixed rate mortgage- backed bonds do when prepayments rise and fall with declines and increases in interest rates. In a rising interest rate environment, the declining coupon coupled with the increase in the average life can magnify the price decline relative to a fixed rate obligation. Conversely, rate declines increase coupon income and gradually shorten the average life, which tends to amplify the price increase. Inverse floaters are typically priced based on a matrix.


FOREIGN SECURITIES. Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Many of the foreign securities held by the portfolio will not be registered with the Securities and Exchange Commission (the "SEC"), nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the portfolio than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Foreign companies and in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies. The portfolio's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

The costs attributable to foreign investing that the portfolio must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the costs of maintaining custody of foreign securities exceeds custodian costs for domestic securities and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the portfolio may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the portfolio would be subject.

Foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the portfolio are uninvested and no return is earned thereon. The inability of the portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the portfolio due to subsequent declines in the value of such portfolio security or, if the portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

Foreign securities may be purchased through depository receipts, including American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the portfolio's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and EDRs shall be treated as indirect foreign investments. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock. ADR and EDR depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreements with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.


FORWARD FOREIGN CURRENCY TRANSACTIONS. The foreign securities held by the International Growth Fund will usually be denominated in foreign currencies and the portfolio may temporarily hold foreign currency in connection with such investments. As a result, the value of the assets held by the portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The portfolio may enter into forward foreign currency contracts ("forward currency contracts") in an effort to control some of the uncertainties of foreign currency rate fluctuations. A forward currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. The portfolio will not engage in foreign currency contracts in which the specified future date is more than one year from the time of entering into the contract. In addition, the portfolio will not engage in forward currency contracts for speculation, but only as an attempt to hedge against changes in foreign currency exchange rates affecting the values of securities which the portfolio holds or intends to purchase. Thus, the portfolio will not enter into a forward currency contract if such contract would obligate the portfolio to deliver an amount of foreign currency in excess of the value of the portfolio securities or other assets denominated in that currency.

The International Growth Fund may use forward currency contracts to fix the value of certain securities it has agreed to buy or sell. For example, when the portfolio enters into a contract to purchase or sell securities denominated in a particular foreign currency, the portfolio could effectively fix the maximum cost of those securities by purchasing or selling a foreign currency contract, for a fixed value of another currency, in the amount of foreign currency involved in the underlying transaction. In this way, the portfolio can protect the value of securities in the underlying transaction from an adverse change in the exchange rate between the currency of the underlying securities in the transaction and the currency denominated in the foreign currency contract, during the period between the date the security is purchased or sold and the date on which payment is made or received.

The International Growth Fund may also use forward currency contracts to hedge the value, in U.S. dollars, of securities it currently owns. For example, if the portfolio held securities denominated in a foreign currency and anticipated a substantial decline (or increase) in the value of that currency against the U.S. dollar, the portfolio may enter into a foreign currency contract to sell (or purchase), for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of all or a portion of the securities held which are denominated in such foreign currency.

Upon the maturity of a forward currency transaction, the portfolio may either accept or make delivery of the currency specified in the contract or, at any time prior to maturity, enter into a closing transaction which involves the purchase or sale of an offsetting contract. An offsetting contract terminates the portfolio's contractual obligation to deliver the foreign currency pursuant to the terms of the forward currency contract by obligating the portfolio to purchase the same amount of the foreign currency, on the same maturity date and with the same currency trader, as specified in the forward currency contract. The portfolio realizes a gain or loss as a result of entering into such an offsetting contract to the extent the exchange rate between the currencies involved moved between the time of the execution of the original forward currency contract and the offsetting contract.

The use of forward currency contracts to protect the value of securities against the decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities the portfolio owns or intends to acquire, but it does fix a future rate of exchange. Although such contracts minimize the risk of loss resulting from a decline in the value of the hedged currency, they also limit the potential for gain resulting from an increase in the value of the hedged currency. The benefits of forward currency contracts to the portfolio will depend on the ability of the portfolio's investment manager to accurately predict future currency exchange rates.


FOREIGN CURRENCY FUTURES. Generally, foreign futures contracts will be executed on a U.S. exchange. To the extent they are not, however, engaging in such transactions will involve the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic (U.S.) exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the exchange may be liquidated by a transaction on the appropriate domestic market. Moreover, applicable laws or regulations will vary depending on the foreign country in which the foreign futures transaction occurs. Therefore, entities (such as the portfolio) which trade foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, Commodity Futures Trading Commission ("CFTC") regulations, the rules of the National Futures Association or those of a domestic (U.S.) exchange. In particular, monies received from customers for foreign futures transactions may not be provided the same protections as monies received in connection with transactions on U.S. futures exchanges. In addition, the price of any foreign futures and, therefore, the potential profits and loss thereon, may be affected by any variance in the foreign exchange rate between the time the order for the futures contract is placed and the time it is liquidated, offset or exercised.


FUTURES. The Value Discovery Fund may purchase and sell futures contracts on domestic stock indexes in order to facilitate exposure to the market or in order to help meet redemption requests. The portfolio may purchase and sell futures contracts on stock indexes, such as the S&P 500 Index, as a substitute for purchasing or selling the underlying securities. The portfolio may not purchase or sell a futures contract unless, immediately after any such transaction, the sum of the aggregate amount of initial margin deposits on its existing futures positions is 5% or less of its total assets (after taking into account certain technical adjustments).

The Value Discovery Fund may be subject to additional risks associated with futures contracts, such as the possibility that the Adviser's forecasts of market values and other factors are not correct, imperfect correlation between the hedging instrument and the asset or liability being hedged, default by the other party to the transaction and inability to close out a position because of the lack of a liquid market. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in a futures contract and the securities being hedged, the price of futures contracts may not correlate perfectly with movement in the cash market due to certain market distortions. As a result of these factors, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

The transactions described above are frequently referred to as derivative transactions. In general, derivatives are instruments whose value is based upon, or derived from, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset.

ILLIQUID SECURITIES. Illiquid securities are securities that are not readily marketable. The Board of Directors of the Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper, may be considered liquid under guidelines adopted by the Fund's Board of Directors.

The Board of Directors has delegated to the Adviser the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors has directed the Adviser to look to such factors as (i) the frequency of trades or quotes for a security, (ii) the number of dealers willing to purchase or sell the security and number of dealers willing to purchase or sell the security and number of potential buyers, (iii) the willingness of dealers to undertake to make a market in the security, (iv) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer, (v) the likelihood that the security's marketability will be maintained throughout the anticipated holding period and (vi) any other relevant factors. The Adviser may determine 4(2) commercial paper to be liquid if (i) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (ii) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSRO"), or if only one NRSRO rates the security, by that NRSRO, or is determined by the Adviser to be of equivalent quality and (iii) the Adviser considers the trading market for the specific security taking into account relevant factors. With respect to a portfolio's foreign holdings, a foreign security may be considered liquid by the Adviser (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and the facts and circumstances support a finding of liquidity.


LENDING. The Income Fund may from time to time lend securities (but not in excess of 75% of its assets) from its portfolio to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, government agency securities, cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned plus accrued interest; (2) the portfolio may at any time call the loan and regain the securities loaned; and (3) the Adviser (under the supervision of the Board of Directors) has reviewed the creditworthiness of the borrower and has found it satisfactory. The portfolio will receive from the borrower amounts equal to the interest paid on the securities loaned and will also earn income for having made the loan. Any cash collateral will be invested in short-term securities, the income from which will increase the return to the portfolio. The risks associated with lending portfolio securities are similar to those of entering into repurchase agreements. While the Value Discovery Fund has the authority to lend portfolio securities, it has no current intention to do so.

REPURCHASE AGREEMENTS. In a repurchase agreement, a portfolio buys a security at one price and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a portfolio's ability to dispose of the underlying securities. The risk to a portfolio is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that the portfolio is entitled to sell the underlying collateral. The loss, if any, to the portfolio will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the portfolio may be delayed or limited. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which the portfolio enters into repurchase agreements to evaluate those risks. The Board of Directors will review and monitor the creditworthiness of broker-dealers and banks with which a portfolio enters into repurchase agreements. A portfolio may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.



RESTRICTED SECURITIES. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the portfolio might obtain a less favorable price than prevailed when it decided to sell. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a portfolio should be in a position where more of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable (except for 144A Securities and 4(2) commercial paper deemed to be liquid by the Adviser) than are permitted by its investment restrictions, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.


SMALL COMPANIES. While smaller companies generally have the potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, the portfolio may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in the portfolio may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Adviser's research efforts may also play a greater role in selecting securities for the portfolio than in a fund that invests in larger, more established companies.


WARRANTS. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.


WHEN-ISSUED OR DELAYED DELIVERY TRANSACTIONS. The Value Discovery Fund, the International Growth Fund, the Income Fund and the Ready Reserves Fund may purchase newly issued securities on a when-issued basis and may purchase or sell portfolio securities on a delayed delivery basis. When a portfolio purchases securities on a when-issued or a delayed delivery basis, it becomes obligated to purchase the securities and it has all the rights and risks attendant to ownership of the securities, although delivery and payment occur at a later date. A portfolio will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. A portfolio generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

At the time a portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. Normally, settlement occurs within one month of the purchase or sale.

To the extent a portfolio engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring securities consistent with the portfolio's investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes; but each portfolio reserves the right to sell these securities before the settlement date if deemed advisable. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing securities on a when-issued or delayed delivery basis, each portfolio will maintain in a segregated account cash or liquid high-grade securities equal to the value of such contracts.

                            GENERAL FUND INFORMATION


REDEMPTIONS. Suspension of Redemption or Delay in Payment. The Fund may not suspend the right of redemption or delay payment on its shares for more than seven days except (a) during any period when the New York Stock Exchange is closed (other than on weekends and customary holidays); (b) when trading in the markets that the portfolio normally utilizes is restricted or any emergency exists as determined by the Securities and Exchange Commission, so that disposal of the portfolio's investments or determination of its net asset value is not reasonably practicable; or (c) for such other periods as the Securities and Exchange Commission may permit by order for protection of the Fund's shareholders.

Special Redemptions. Although it is the present policy of all five of the portfolios to redeem portfolio shares in cash, if the Board of Directors determines that a material adverse effect would be experienced by the remaining shareholders if payment of large redemptions were made wholly in cash, the portfolios will pay the redemption price in whole or in part by a distribution of portfolio instruments in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such instruments at the same value used to determine net asset value and selecting the instruments in such manner as the Board of Directors may deem fair and equitable. If such a distribution occurs, shareholders receiving instruments and selling them before their maturity could receive less than the redemption value of such instruments and could also incur transaction costs. The portfolios have elected to be governed by Rule 18f-1 under the Act, pursuant to which the portfolios are obligated to redeem portfolio shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the portfolio during any 90-day period for any one shareholder of record.


DETERMINATION OF NET ASSET VALUE. For the Growth Fund, the Value Discovery Fund and the International Growth Fund, net asset value is not determined on the days that the New York stock exchange is closed, which include New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the Income Fund and the Ready Reserves Fund, net asset value is not determined on national holidays when New York banks are closed, which include New Year's Day, Martin Luther King, Jr.'s Birthday, President's Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. Net asset value for these portfolios also is not determined on Good Friday.

As mentioned in the prospectus, the Ready Reserves Fund values its portfolio instruments at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount), rather than at current market value. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the portfolio would receive if it sold the instrument. Calculations are made to compare the value of the portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the bid price for such securities.

If a deviation of one-half of one percent or more were to occur between the net asset value per share calculated by reference to market values and the portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Directors determined would result in a material dilution to shareholders or purchasers, the Board of Directors would promptly consider what action, if any, should be initiated. If the portfolio's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the Board of Directors of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Directors, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividends for the period during which they held shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase, above $1.00 (computed using amortized cost), the Board of Directors of the Fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

The Ready Reserves Fund has never had a deviation of one-half of one percent or more between its net asset value per share calculated by reference to market values and its $1.00 per share net asset value; therefore, no Board actions of the type described above have been taken. To use the amortized cost method of valuation, the portfolio is limited to investing in instruments that the Board of Directors has determined present minimal credit risks and that are within certain rating categories of a nationally recognized statistical rating organization.


PERFORMANCE.

Historical Performance

In general. The historical performance or return of the Growth Fund, the Value Discovery Fund, the International Growth Fund and the Income Fund may be shown in the form of "average annual total return" and "total return" figures. The Income Fund's and Ready Reserves Fund's historical performance or return may also be shown in the form of "yield figures." These various measures of performance are described below.

Average annual total return and total return measure both the net investment income generated by and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of the portfolio, assuming the reinvestment of all dividends during the period. Average annual total return figures represent the average annual percentage change over the period in question. Total returns represent the aggregate percentage or dollar value change over the period in question. Yield is a measure of the net investment income per share earned over a specified period, expressed as a percentage of the net asset value. Yield is an annualized figure, which means that it assumes that a portfolio generates the same level of net investment income over a one-year period.

The performance quotations for all of the portfolios are based upon historical results and are not necessarily representative of future performance. Returns and net asset value will fluctuate. The portfolios' performance depends upon general market conditions, operating expenses and the performance of the investment manager. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

In addition, from time to time the adviser has voluntarily absorbed certain operating expenses of certain of the portfolios. For the Income Fund, the Adviser has voluntarily waived certain advisory management fees for the fiscal years from 1990 to 1993 and to the extent described under "Management of the Fund--Investment Adviser and Distributor." For the Value Discovery Fund, the adviser is currently waiving certain advisory management fees. Without such waiver, the performance results noted above for these portfolios would have been lower.

Average annual total return. The portfolios' average annual total return is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in a portfolio's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment and this quotient is taken to the nth root (n representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. This calculation assumes that all income dividends and capital gains distributions by the portfolio have been reinvested at net asset value on the reinvestment dates during the period.

The average annual total return for the Value Discovery Fund from commencement of operations on December 23, 1996 (Commencement of Operations) through December 31, 1996 was 0%.

The average annual total return for the Growth Fund, the International Growth Fund and the Income Fund for the one-, five- and ten-year periods, or, if less, from commencement of operations through December 31, 1996 are as follows:

                                    1-YEAR     5-YEAR      10-YEAR OR
                                                          LIFE OF FUND
-----------------------------------------------------------------------
 GROWTH FUND                      17.99       15.04      15.71

 INTERNATIONAL GROWTH FUND(1)     10.20         -        11.57

 INCOME FUND(2)                    3.07       6.20        8.01
----------------------

(1) Commenced operations on October 1, 1992
(2) Commenced operations on September 25, 1990


Total return. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in a portfolio's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value, dividing the remainder by the initial investment and expressing the result as a percentage. This calculation assumes that all income and capital gains dividends by the portfolio have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

The total return for the Value Discovery Fund from December 23, 1996 (Commencement of Operations) through December 31, 1996 was 0%.

The total return for the Growth Fund, the International Growth Fund and the Income Fund for the one-, five- and ten-year periods, or, if less, from commencement of operations through December 31, 1996 are as follows:


                                   1-YEAR     5-YEAR     10-YEAR OR
                                                        LIFE OF FUND
-----------------------------------------------------------------------

 GROWTH FUND                      17.99      201.50     429.70

 INTERNATIONAL GROWTH FUND(1)     10.20        -        159.90

 INCOME FUND(2)                    3.07      135.10     161.90
----------------------

(1) Commenced operations on October 1, 1992
(2) Commenced operations on September 25, 1990

Yield. Like the portfolios' average annual total return, the yield for the Income Fund portfolio is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The yield is computed by dividing the net investment income per share earned during a specific one-month or 30-day period by the offering price per share on the last day of that period according to the following formula:

                         YIELD = 2[(((a-b)/cd)+1)(6) - 1]

Where:           a        =       dividends and interest earned during the period
                 b        =       expenses accrued for the period (net of reimbursements)
                 c        =       the average daily number of shares outstanding during the period entitled to receive dividends
                 d        =       the offering price (net asset value) per share on the last day of the period

The Income Fund's current yield for the 30-day period ended December 31, 1996 was 6.44%. Semiannual compounding is assumed.

In computing the foregoing yield, the portfolio follows certain standardized accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with those that the portfolio uses to prepare its annual and interim financial statements in accordance with generally accepted accounting principles.

From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for the Income Fund. Distribution rate is simply a measure of the level of income and short-term capital gain dividends distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Income Fund's investments and from total return, which is a measure of the income actually earned by, plus the effect of any realized or unrealized appreciation or depreciation of, such investments during the period. Distribution rate, therefore, is not intended to be a complete measure of performance. Distribution rate may sometimes be greater than yield since, for instance, it may include short-term gains (which may be nonrecurring) and may not include the effect of amortization of bond premiums.

The Ready Reserves Fund's yield quotations as they may appear in advertising and sales materials also are calculated by a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, the current yield quotation is annualized based on a seven-day period and computed as follows: the portfolio's net investment income per share (accrued interest on portfolio securities, plus or minus amortized purchase discount or premium, less accrued expenses) is divided by the price per share (expected to remain constant at $1.00) during the period ("base period return") and the result is divided by seven and multiplied by 365 and the current yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation. The effective yield is determined by taking the base period return and calculating the effect of assumed compounding according to the following formula:

                   YIELD = [(BASE PERIOD RETURN +1)(365/7)] - 1

The Ready Reserve Fund's effective yield is calculated similarly to its current yield, except that the net investment income earned is assumed to be compounded when annualized. The Ready Reserves Fund effective yield will be slightly higher than its current yield due to compounding.

The Ready Reserves Fund's current yield for the seven-day period ended December 31, 1996 was 4.78%. The Ready Reserves Fund's effective yield for the same period was 4.89%.

The Ready Reserves Fund's yield fluctuates and the publication of an annualized yield quotation is not a representation as to what an investment in the portfolio will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period the investment in the portfolio is held, but also on such matters as any realized gains and losses and changes in portfolio expenses.

Comparison of Portfolio Performance to Market Indices

From time to time, in marketing and other Fund literature, each portfolio's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar goals, as tracked by independent organizations. Such market comparisons are set forth briefly below.

From time to time, the portfolios' performance may be compared to that of various, unmanaged stock indices such as the Standard & Poor's 500 Stock Index, NASDAQ, Value Line and Russell 1,000, 2,000 and 3,000. The portfolios' performance may also be compared to the performance of other growth mutual funds or mutual fund indices as reported by CDA Investment Technologies, Inc. ("CDA"), Lipper Analytical Services, Inc. ("Lipper") or Morningstar, Inc. ("Morningstar").

      . CDA: CDA is a widely recognized independent mutual fund reporting service that is based upon changes in net asset value with all dividends reinvested.

      . LIPPER: Lipper is a widely used independent research firm that ranks mutual funds' overall performance, investment objectives and assets. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends assumed to be reinvested. Lipper's calculations do not include the effect of any sales charges imposed by other funds. Lipper also issues a monthly yield analysis for fixed income funds.

      . MORNINGSTAR: Morningstar rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for three-, five- and ten-year periods. Ratings are not absolute and do not represent future results.

The portfolios may also compare their performance with that of indices, such as the Consumer Price Index, the Shearson Lehman Intermediate Government/Corporate Bond Index and the Merrill Lynch Intermediate Term Corporate & Government Bond Index. Both the Shearson Lehman and the Merrill Lynch bond indices are unmanaged and do not adjust for taxes payable on interest or dividends. When assessing a portfolio's performance as compared to that of any of these indicies, it is important to note the differences and similarities between the investments that the portfolio may purchase and the investments measured by the applicable indices.

      . CONSUMER PRICE INDEX: The Consumer Price Index is generally considered to be a measure of inflation.

      . SHEARSON LEHMAN GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX: This index generally represents the performance of intermediate government and investment grade corporate debt securities under various market conditions.

      . MERRILL LYNCH INTERMEDIATE TERM CORPORATE & GOVERNMENT BOND INDEX: This index also generally represents the performance of intermediate government and investment grade corporate debt securities under various market conditions.

Bank product performance may be based upon, among other things, the Bank Rate Monitor National Index or various certificates of deposit indexes. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. Money market fund performance may be based upon, among other things, the IBC/Donoghue's Money Fund Average (All Taxable). Investors may also want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds and U.S. Treasury obligations and the rate of inflation.

Comparative performance information other than that listed above may be used from time to time in advertising the International Growth Fund, including data from Micropal Ltd., an independent fund reporting service and independent unmanaged indices, such as Morgan Stanley Capital International's Europe, Australia and the Far East (EAFE) Index or Morgan Stanley Capital International's All Country World (Free) Except United States (ACWFxUS) Index.

In addition, the portfolios may quote information from industry or financial publications of general U.S. or international interest, such as information from Morningstar, The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative.


TAX STATUS. Each series (portfolio) of the Fund is treated as a separate entity for accounting and tax purposes. The Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code") and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to federal income tax on its taxable income (including net short-term and long-term capital gains) that is distributed to shareholders in accordance with the timing requirements of the Code.

Each portfolio intends to declare and make distributions during the calendar year of an amount sufficient to prevent imposition of a 4% nondeductible federal excise tax. The required distribution generally is the sum of 98% of a portfolio's net investment income for the calendar year plus 98% of its capital gain income for the one-year period ending October 31, plus the sum of any undistributed net investment income and capital gain net income from the prior year, less any over-distribution from the prior year.

The Fund is required to withhold Federal income tax at the rate of 31% (commonly called "backup withholding") from taxable distributions to shareholders that do not provide the fund with a taxpayer identification (social security) number or in other circumstances where shareholders have failed to comply with Internal Revenue Service regulations.

Special tax provisions may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of a portfolio's securities. Specifically, the mark-to-market rules of the Internal Revenue Code (the "Code") may require a portfolio to recognize unrealized gains and losses on certain forward contracts, futures and foreign currency futures held by a portfolio at the end of the Fund's fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. Although certain foreign currency forward contracts and foreign currency futures contracts are marked-to-market, any gain or loss is generally treated as ordinary under Section 988 of the Code (see below). In addition, the straddle rules of the Code require deferral of certain losses realized on positions of a straddle to the extent that the portfolio has unrealized gains in offsetting positions at year end. The portfolios have elected to mark-to-market their investments in passive foreign investment companies for Federal income tax purposes.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions that involve foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. For example, if a portfolio sold a foreign stock or bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in higher net ordinary income, the dividends paid by the portfolio will be increased; if the result of such transactions is lower net ordinary income, a portion of dividends paid could be classified as a return of capital.

The International Growth Fund may qualify for and make an election permitted under the "pass through" provisions of Section 853 of the Internal Revenue Code, which allows a regulated investment company to elect to have its foreign tax credit taken by its shareholders instead of on its own tax return. To be eligible for this credit, more than 50% of the value of the Fund's total assets at the close of its taxable year must consist of stock or other securities in foreign corporations and the Fund must have distributed at least 90% of its taxable income.

If the Fund makes this election, it may not take any foreign tax credit and may not take a deduction for foreign taxes paid. However, the Fund is allowed to include the amount of foreign taxes paid in a taxable year in its dividends paid deduction. Each shareholder would then include in his gross income and treat as paid by him, his proportionate share of the foreign taxes paid by the Fund.

If the U.S. government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through the portfolio, the Board of Directors of the Fund will promptly review the policies of the International Growth Fund to determine whether significant changes in its investments are appropriate.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above and in the prospectus. Such investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.


RETIREMENT PLANS. The Fund offers a variety of retirement investment programs whereby contributions are invested in shares of the Fund's portfolios and any income dividends or capital gain distributions are reinvested in additional full and fractional shares of the Fund.

Individual Retirement Accounts. The Fund has available Individual Retirement Accounts ("IRAs") under Internal Revenue Service approved prototypes. IRA contributions are fully deductible only to (1) taxpayers who are not active participants in an employer-sponsored retirement plan and (2) taxpayers who are active participants in an employer-sponsored plan but who have adjusted gross income below a specified level. For these purposes, a taxpayer will be deemed to be an active participant in an employer-sponsored retirement plan if for any part of the plan year either he or his spouse is an active participant under a qualified pension plan, a qualified profit sharing or money purchase plan, a 403(a) annuity plan, a 403(b) annuity program, a Simplified Employee Pension ("SEP") plan, or a government plan (other than a plan maintained for state and local employees under Section 457 of the Internal Revenue Code).

Married taxpayers filing a joint return who are active participants in an employer-sponsored plan may make tax deductible IRA contributions up to $2,000 individually, or $4,000 jointly, if their adjusted gross income ("AGI") is $40,000 or less. The IRA deduction is gradually phased out for AGI between $40,000 and $50,000. For single taxpayers who are active participants in an employer-sponsored plan, a $2,000 deductible IRA contribution is available for taxpayers with AGI up to $25,000. This deduction is gradually phased out for AGI between $25,000 and $35,000. To the extent that the IRA deduction is reduced or eliminated by the phase-out rule, an individual may elect to make nondeductible IRA contributions which, when combined with any deductible contributions, may not exceed $2,000 individually or $4,000 jointly for a spousal IRA. Tax deductible IRA contributions are not subject to Federal income taxation until such contributions are withdrawn.

Simplified Employee Pension Plans. An employer may establish a SEP plan under which the employer makes contributions to all eligible employees' IRAs. Any portfolio's shares may be used for this purpose.

Qualified Retirement Plans. A corporation, partnership, or sole proprietorship may establish a qualified money purchase pension and profit sharing plan and make contributions for each participant up to the lesser of 25% of each participant's gross compensation (20% of gross compensation for self-employed persons) or $30,000. Such contributions may be made by the employer and, if certain conditions are met, participants may also make nondeductible voluntary contributions.

Under the Internal Revenue Code, an investor has at least seven days in which to revoke an IRA after receiving certain explanatory information about the plan. Individuals who have received distributions from certain qualified plans may roll over all or part of such distributions into an IRA, which will defer taxes on the distributions and shelter investment earnings. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement, however, does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders are advised to consult with a tax professional regarding this requirement.


INDEPENDENT AUDITORS. The Fund's independent auditors are Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606. Ernst & Young audits and reports upon the Fund's annual financial statements, reviews certain regulatory reports and the Fund's Federal tax returns and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.


CUSTODIAN. The Fund's custodian, Investors Bank and Trust Company, 89 South Street, Boston, Massachusetts 02111, has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.


TRANSFER AGENT SERVICES. State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's transfer agent and dividend-paying agent. State Street, as the shareholder service agent, provides certain bookkeeping, data processing and administrative services pertaining to the maintenance of shareholder accounts.


REPORTS TO SHAREHOLDERS. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


                               SHAREHOLDER RIGHTS

All shares of each portfolio have equal rights with respect to dividends, assets and liquidation of a portfolio and equal, noncumulative voting rights. Noncumulative voting rights allow the holder or holders of a majority of shares, voting together for the election of directors, to elect all the directors. All shares of each portfolio will be voted in the aggregate, except when a separate vote by portfolio is required under the Investment Company Act of 1940. Shares are fully paid and nonaccessable when issued, are transferable without restriction and have no preemptive or conversion rights.

Under Maryland law, the Fund generally is not required to hold annual shareholders' meetings. Upon the written request of ten or more shareholders that have held Fund shares for at least six months in an amount equal to the lesser of 1% of the outstanding shares or $25,000, the Fund will either disseminate appropriate materials (at the expense of the requesting shareholders) or provide such shareholders access to a list of names and addresses of all shareholders of record. The written notice must state that the shareholders making such request wish to communicate with the other shareholders to obtain the signatures necessary to demand a meeting to consider removal of a director. The Fund will hold Shareholders' meetings when requested to do so in writing by one or more shareholders collectively holding at least 10% of the shares entitled to vote, or when determined by the Board of Directors in their discretion. Shareholders' meetings also will be held in connection with the following matters: (1) the election or removal of directors, if a meeting is called for such purpose; (2) the adoption of any contract for which shareholder approval is required by the Act; (3) any termination of the Fund; (4) any amendment of the articles of incorporation; and (5) such additional matters as may be required by law, the articles of incorporation, the by-laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or that the directors may consider necessary or desirable, such as changes in fundamental investment objectives, policies or restrictions.

The Fund's directors serve until the next meeting of shareholders, if any, called for the purpose of electing directors and until the election and qualification of their successors or until a director sooner dies, resigns, retires, or is removed by a majority vote of the shares entitled to vote or by a majority of the directors. In accordance with the Act, the Fund will hold a shareholder meeting for the election of directors at such time that (1) less than a majority of the directors has been elected by the shareholders and (2) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the directors have been elected by the shareholders. A director may be removed from office by a vote of the holders of a majority of the outstanding shares entitled to vote.

                                  FUND HISTORY

The Fund was organized as a Maryland corporation on September 22, 1987 under the name of William Blair Ready Reserves, Inc. On April 30, 1991, a reorganization of the Fund and Growth Industry Shares, Inc., a Maryland corporation, occurred such that Growth Industry Shares, Inc. was reorganized into a separate portfolio of the Fund, now the Growth Fund portfolio and the Fund changed its name to William Blair Mutual Funds, Inc. On February 13, 1996, the Fund's Board of Directors determined that it was in the best interests of the Fund's shareholders to terminate the Limited Term Tax-Free Fund and it was terminated on April 23, 1996. Presently, the Fund is only offering shares of the five portfolios described in the prospectus. The Board of Directors of the Fund may, however, establish additional portfolios with different investment objectives, policies and restrictions in the future.

                       FINANCIAL INFORMATION OF THE FUND

The Fund's audited financial statements, including the notes thereto, contained in the Fund's annual reports to shareholders (for the Growth Fund, Value Discovery Fund, International Growth Fund, Income Fund and Ready Reserves Fund) for the period ended December 31, 1996, are incorporated herein by reference. Additional copies of the reports to shareholders may be obtained without charge by writing or calling the Fund.

                                   APPENDIX A


                    DESCRIPTION OF MONEY MARKET INSTRUMENTS


The following information includes a description of certain money market instruments in which the Ready Reserves Fund portfolio may invest to the extent consistent with its investment objective.

UNITED STATES GOVERNMENT SECURITIES These include marketable securities issued by the United States Treasury, which consist of bills, notes and bonds. Such securities are direct obligations of the United States government and are backed by the full faith and credit of the United States. They differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

GOVERNMENT AGENCY SECURITIES These include debt securities issued by government-sponsored enterprises, federal agencies or instrumentalities and international institutions. Such securities are not direct obligations of the U.S. Treasury but involve some government sponsorship or guarantees. Different instruments have different degrees of government backing. For example, securities issued by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Securities issued by the Student Loan Marketing Association are supported only by the credit of the agency that issued them. Thus, the Fund may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

SHORT-TERM CORPORATE DEBT INSTRUMENTS These include commercial paper (including variable amount master demand notes), which refers to short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. In addition, some short-term paper, which can have a maturity exceeding nine months, is issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). The Ready Reserves Fund portfolio may invest in Section 4(2) paper with maturities of twelve months or less. Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender may not sell or otherwise transfer the note without the borrower's consent. Such notes provide that the interest rate on the amount outstanding is adjusted periodically, typically on a daily basis in accordance with a stated short-term interest rate benchmark. Since the interest rate of a variable amount master demand note is adjusted no less often than every 60 days and since repayment of the note may be demanded at any time, the Fund values such a note in accordance with the amortized cost basis at the outstanding principal amount of the note.

Also included are nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. Corporate debt securities with a remaining maturity of less than one year tend to become quite liquid, have considerably less market value fluctuations than longer term issues and are traded as money market securities.

BANK MONEY INSTRUMENTS These include instruments such as certificates of deposit, time deposits and bankers' acceptances. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A time deposit is a non-negotiable deposit in a banking institution earning a specified interest rate over a given period of time. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

REPURCHASE AGREEMENTS A repurchase agreement is an instrument under which the purchaser (e.g., a mutual fund) acquires ownership of an obligation (debt security) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities will consist only of U.S. Government or government agency or instrumentality securities.

Repurchase agreements usually are for short periods, typically less than one week. Repurchase agreements are considered to be loans under the 1940 Act, with the security subject to repurchase, in effect, serving as "collateral" for the loan. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default by the seller because of bankruptcy or otherwise, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

                                   APPENDIX B


                     SHORT-TERM RATINGS (COMMERCIAL PAPER)

DUFF & PHELPS INC. Duff & Phelps Inc. rating system for "Top Grade" commercial paper incorporates three gradations to recognize quality differences within its highest grade. Lower grades (Duff - 2 and Duff - 3) do not distinguish between such quality differences within the grade.

                 Category 1:  Top Grade

Duff 1 plus:              Highest certainty of timely payment.  Short-term
                          liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1 minus:    High certainty of timely payment.  Liquidity factors are
                 strong and supported by fundamental protection factors. Risk factors are very small.

                 Category 2:  Good Grade

Duff 2:          Good certainty of timely payment.  Liquidity factors and
                 company fundamentals are sound.   Although ongoing internal
                 funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

FITCH INVESTORS SERVICE, INC. Fitch Investors Service, Inc. commercial paper ratings are grouped into four categories: Fitch-1 (Strong Credit Quality); Fitch-2 (Good Credit Quality); Fitch-3 (Fair Credit Quality); and Fitch-4 (Weak Credit Quality).

Fitch-1+ (Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

Fitch-1 (Very Strong Credit Quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

Fitch-2 (Good Credit Quality) Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.


MOODY'S INVESTORS SERVICE, INC. The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

STANDARD & POOR'S CORPORATION The ratings A-1+, A-1 and A-2 are the three highest commercial paper ratings assigned by Standard & Poor's Corporation. Commercial paper so rated by Standard & Poor's Corporation has the following characteristics. Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1+, A-1, A-2 or A-3.

                           LONG-TERM RATINGS (BONDS)

DUFF & PHELPS INC.  BOND RATINGS

General
Category         Rating
--------         ------
Triple A           1              Highest credit quality.  The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

Double A                          High credit quality.  Protection factors are strong.
High               2              Risk is modest but may vary slightly from time to
Middle             3              time because of economic conditions.
Low                4

Single A                          Protection factors are average but adequate.  However,
High               5              risk factors are more variable and greater in periods
Medium             6              of economic stress.
Low                7


FITCH INVESTORS SERVICE INC. BOND RATINGS

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

PLUS (+) OR MINUS (-): The ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in its generic rating classification in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION BOND RATINGS

AAA This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                        ANNUAL REPORT/ DECEMBER, 1996

                        WILLIAM BLAIR MUTUAL FUNDS, INC.

                                  GROWTH FUND

                              VALUE DISCOVERY FUND

                           INTERNATIONAL GROWTH FUND

                                  INCOME FUND

                              READY RESERVES FUND


This report has been prepared for the information of the shareholders of William Blair Mutual Funds, Inc. It is not to be construed as an offering to sell or buy any securities of the Fund. Such offering is made only by the Prospectus.

TABLE OF CONTENTS

Overview                                        3
   A Letter from the President                  3

Growth Fund                                     5
   A Letter from the Portfolio Managers         5
   Portfolio of Investments                     8

Value Discovery Fund                           10
   A Letter from the Portfolio Managers        10
   Portfolio of Investments                    11

International Growth Fund                      12
   A Letter from the Portfolio Manager         12
   Portfolio of Investments                    15

Income Fund                                    18
   A Letter from the Portfolio Manager         18
   Portfolio of Investments                    20

Ready Reserves Fund                            22
   A Letter from the Portfolio Manager         22
   Portfolio of Investments                    23

Notes to Financial Statements                  30
Board of Directors                             40
Officers                                       40

BLAIR MUTUAL OVERVIEW LOGO

--------------------------------------------------------------------------------
                             Performance Highlights

                                          1996            1995            1994             1993
 Growth Fund                              18.0%           29.1%            6.5%            15.5%
  S&P 500 Index                           23.3            37.5             1.3             10.0
  Russell 2000 Index                      16.5            28.4            (1.8)            18.9
 Value Discovery Fund (Inception 12/23/96)
 International Growth Fund                10.2             7.2           (0.04)            33.6
  Lipper International Index              14.4            10.0            (0.7)            39.2
  MSCI AC WLD ex US Index*                 6.7             9.9             6.6             34.9
 Income Fund                               3.0            14.4            (0.7)             7.8
  Lehman Intermediate Govt./Corp.
    Index                                  4.1            15.3            (1.9)             8.8
 Ready Reserves Fund                       4.8             5.5             3.7              2.6
  S&P-rated AAA Money Market Funds         4.8             5.4             3.6              2.0

--------------------------------------------------------------------------------

                              Investor Information
                     For the Period Ended December 31, 1996

                                                     Value        International                   Ready
                                       Growth      Discovery         Growth          Income      Reserves
                                        Fund         Fund             Fund            Fund         Fund
 Ending Net Assets (in millions)        $502           $2             $105            $150         $761
 Portfolio Turnover Rate (%)              43           --               89              66           --
 Expense Ratio (%)                       .79           --             1.44             .70          .71
 Sales Load                             None         None             None            None         None
 Redemption Fees                        None         None             None            None         None
 Exchange Fees                          None         None             None            None         None
 12b-1 Fees                             None         None             None            None         None

--------------------------------------------------------------------------------

* Morgan Stanley Capital International All Country World Free except U.S. Index


A LETTER FROM THE PRESIDENT



[PHOTO ROCKY BARBER]

Dear Shareholders:

  William Blair Mutual Funds experienced a dynamic year in 1996. While it was a difficult year to outperform the indices, all of our funds had good results.
The Growth Fund's return of 18%, while weak in comparison to the very large capitalization S&P 500, was competitive with the returns posted by other mutual funds in its peer group. On a relative basis, our other funds fared better, with returns that were generally in line with their benchmarks.

  During the year, we made several changes that will affect the future performance of the funds. First, after many months of consideration and planning, we decided to move the management of the International Growth Fund to a dedicated team of in-house portfolio managers/analysts. We believe this will increase the focus on individual companies in the portfolio and renew the emphasis on small and mid-sized (capitalization) growth issues outside of the United States. George Greig and his team of three assumed management responsibility in the fourth quarter, and we look forward to a good 1997. I urge you to read his report and consider adding to and diversifying your portfolio with this fund.


                                                                (continued)

        Just before year end we introduced a new portfolio, the Value Discovery Fund, which invests in small emerging companies with inexpensive valuations that do not adequately reflect their growth potential. This portfolio is run by a trio of experienced portfolio managers/analysts headed by Glen Kleczka. We think that smaller cap value is an under-researched area with substantial capital gains potential for investors.
        Our administrative and client services areas have been revamped in order to improve customer service and to maintain a low expense structure. We remain very proud of our relatively low expense ratios that allow more of the portfolio return to flow to shareholders. As we look to years ahead when portfolio returns may not be double digits as has been the case in the equity markets over the past two years, lower expenses will be a significant component in delivering superior returns.
        We are very excited about the growth and opportunities within William Blair Mutual Funds and look forward to serving your investment needs for many years to come.

Rocky Barber

BLAIR MUTUAL GROWTH FUND LOGO

                             Performance Highlights

                                                1996       1995       1994       1993        1992
 Growth Fund                                    18.0%      29.1%      6.5%       15.5%        7.6%
  S&P 500 Index                                 23.3       37.5       1.3        10.0         7.7
  Russell 2000 Index                            16.5       28.4       (1.8)      18.9        18.4

--------------------------------------------------------------------------------

                              Investor Information

                                                     1996       1995       1994       1993       1992
 Ending Net Assets (in millions)                     $502       $363       $218       $150       $111
 Portfolio Turnover Rate (%)                          43         32         46         55          27
 Expense Ratio (%)                                   .79        .65        .71        .78         .83

--------------------------------------------------------------------------------

[A LETTER FROM THE PORTFOLIO MANAGERS]

[PHOTO ROCKY BARBER]

[PHOTO MARK A. FULLER III]

Dear Shareholders:

        For the second year in a row the equity market has registered a strong gain, with the S&P 500 up 23%. However, the strength was again concentrated in the very largest capitalization issues, and most mid-sized to smaller companies settled for more modest returns. These trends can be seen clearly in the tables highlighted above and below.

                               1996         1995            1994
-----------------------------------------------------------------------------
WILLIAM BLAIR GROWTH FUND      18.0%        29.1%            6.5%
Lipper Growth Fund Average     17.5         31.2            -1.6
-----------------------------------------------------------------------------

Stronger than expected economic growth coupled with a substantial increase in the value of the U.S. dollar provided the underpinnings of investor fervor for large cap stocks. As we look to 1997 we expect domestic growth to moderate and dollar appreciation to subside. Inflation and interest rates are likely to remain well behaved, so while equity prices in general are historically high, we do not fear a major sell-off in the market. Indeed, we expect that slower GNP growth in 1997 will increase the attractiveness of smaller stocks as many of our companies are less dependent on a strong economy to support their growth. If, as we expect, larger companies only grow 5-10% in 1997, then smaller companies in our portfolio growing 15-20+% will look relatively more attractive than the past two years when almost all companies, whether large or small, were 15-20% gains.

        Our larger cap stocks performed well in 1996, although much of the strength was concentrated in the financial services sector and in "Wintel" (short for Microsoft WINdows and InTEL)-the dynamic duo that have a dominant position in PCs. While the fund's exposure to smaller and medium sized companies has been more limited over the past 18 months (currently about 20% in the under $1 billion, or small, capitalization sector), even this more modest allocation to an underperforming area has caused the fund as a whole to lag the S&P 500 in 1995 and 1996.

        The final quarter of 1996 saw small cap stock performance shift away from the quality growth franchise that we covet. Our emphasis on companies with more predictable growth has a defensive nature to it that serves us well in most markets. However, domestic economic data suggesting stronger growth helped boost more economically sensitive sectors such as energy, capital goods and technology while more defensive growth sectors such as health care, distribution and business services lagged.
     Small cap holdings that performed particularly well in 1996 often were driven by strong earnings trends that exceeded expectations. Good examples of this include HEARTLAND EXPRESS, ACXIOM, CATALINA MARKETING AND QUINTILES TRANSNATIONAL. Conversely, disappointments were treated very harshly, and single day drops of 25% or more in the stock price were not unusual. As a result, stocks such as DIGI INTERNATIONAL, SUNGLASS HUT AND PEAK TECHNOLOGIES failed to sustain their growth trendlines and represented setbacks for the portfolio.
     The outlook for 1997 is quite dependent upon the level of economic growth and the behavior of interest rates and inflation. While we can't predict the future, after two years of strong gains it is prudent to lower our expectations for the near term. We expect further slowing in corporate earnings growth this year, primarily due to tough earnings comparisons against a surprisingly strong 1996. If the economy begins to slow in the second half of 1997, the relative earnings growth of the Growth Fund will look very attractive against the market and should improve our performance. In the meantime, while we recognize that the use of small and large growth companies has hindered our performance for the past two years, we remain committed to the investment philosophy and disciplines that have served us well over the long term.


Rocky Barber                                        Mark A. Fuller III

             [GROWTH FUND WILLIAM BLAIR MUTUAL FUNDS, INC. LOGO]

                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
      WITH REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS

                                   [GRAPH]

         MEASUREMENT PERIOD                 GROWTH
        (FISCAL YEAR COVERED)                FUND            S&P 500
1/87                                         10000             10000
12/87                                        10799             10517
12/88                                        11567             12253
12/89                                        15090             16104
12/90                                        14785             15590
12/91                                        21345             20352
12/92                                        22969             21916
12/93                                        26532             24107
12/94                                        28245             24427
12/95                                        36456             33588
12/96                                        43013             41396

                       (BLAIR MUTUAL GROWTH FUND LOGO)

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996
                           (all amounts in thousands)

Shares                                              Value
------                                              -----
COMMON STOCKS
APPLIED TECHNOLOGY -- 18.6%
   285   *   Acxiom Corporation                    $  6,849
   432   *   Airtouch Communications, Inc.           10,911
   187   *   American Management Systems              4,588
   250       Automatic Data Processing, Inc.         10,705
   142   *   B A Merchant Services, Inc., Class
               "A"                                    2,536
   115   *   BISYS Group, Inc.                        4,267
   140   *   Catalina Marketing Corporation           7,718
   222       Cognizant Corporation                    7,320
   100   *   Desktop Data                             1,930
   340       First Data Corporation                  12,423
   204   *   NFO Research, Inc.                       4,497
   288   *   Paging Network, Inc.                     4,393
    82       Reuters Holdings PLC (ADR)               6,244
   123       Shared Medical Systems Corporation       6,058
    83   *   Sterling Commerce, Inc.                  2,912
                                                   --------
                                                     93,351
                                                   --------
TECHNOLOGY -- 14.6%
   172   *   Broderbund Software, Inc.                5,131
    72   *   Electronic Arts                          2,156
    96       Intel Corporation                       12,574
   144   *   Intuit, Inc.                             4,540
   150       Linear Technology Corporation            6,581
   154   *   Microsoft Corporation                   12,695
    94       Molex Incorporated                       3,669
   152       Molex Incorporated, Class "A"            5,426
   115   *   Oracle Corporation                       4,811
    48   *   Solectron Corporation                    2,563
   177   *   Xilinx, Inc.                             6,529
   280   *   Zebra Technologies Corporation,
               Class "A"                              6,541
                                                   --------
                                                     73,216
                                                   --------

HEALTHCARE-RELATED SPECIALTIES -- 13.5%
    48   *   Amgen, Inc.                              2,611
   288   *   Elan PLC (ADR)                           9,579
   274   *   Health Care & Retirement
               Corporation                            7,856
   192   *   Healthsouth Rehabilitation
               Corporation                            7,418
   190       Medtronic, Inc.                         12,920
   224       Omnicare, Inc.                           7,206
    66   *   Quintiles Transnational
               Corporation                            4,371
    96   *   R. P. Scherer Corporation                4,825
   160       Smithkline Beecham PLC (ADR)            10,880
                                                   --------
                                                     67,666
                                                   --------

Shares                                              Value
------                                              -----
CONSUMER RETAIL -- 13.4%
   144       Albertson's, Inc.                     $  5,131
   240       CVS Corporation                          9,933
   188   *   Eckerd Corporation                       6,019
   230       Home Depot, Inc.                        11,552
    86   *   Kohl's Corporation                       3,392
   307   *   Office Depot, Inc.                       5,454
   155   *   PetSmart, Inc.                           3,384
   236   *   Staples, Inc.                            4,258
   118   *   Starbucks Corporation                    3,381
   209   *   Viking Office Products, Inc.             5,571
   154       Walgreen Company                         6,146
   133       Whole Foods Market, Inc.                 2,992
                                                   --------
                                                     67,213
                                                   --------
FINANCIAL SERVICES -- 11.1%
   204       Associates First Capital Corp.,
               Class "A"                              9,016
   304   *   Credit Acceptance Corporation            7,144
    76       Federal Home Loan Mortgage
               Corporation                            8,416
    96       Household International, Inc.            8,858
   266       MBNA Corporation                        11,059
   173       State Street Boston Corporation         11,149
                                                   --------
                                                     55,642
                                                   --------
DISTRIBUTION -- 9.0%
   217   *   Airgas, Inc.                             4,778
   154       Alco Standard Corporation                7,932
   128   *   Black Box Corporation                    5,292
   144       Cardinal Health, Inc.                    8,390
   123   *   Gulf South Medical Supply, Inc.          3,164
   299   *   JP Foodservice, Inc.                     8,322
   201   *   MSC Industrial Direct Co., Class
               "A"                                    7,426
                                                   --------
                                                     45,304
                                                   --------
BUSINESS SERVICES -- 9.0%
   106       Cintas Corporation                       6,206
   316   *   Heartland Express, Inc.                  7,703
   126   *   Interim Services, Inc.                   4,490
   228   *   Knight Transportation, Inc.              4,333
   145   *   Patterson Dental Co.                     4,083
   154       Reynolds & Reynolds, Inc., Class
               "A"                                    3,995
   125   *   Robert Half International, Inc.          4,304
   140   *   Rural/Metro Corporation                  5,054
   141       Wallace Computer Services, Inc.          4,877
                                                   --------
                                                     45,045
                                                   --------
INDUSTRIAL PRODUCTS -- 4.3%
   142       Danaher Corporation                      6,622
   245       M.A. Hanna Company                       5,366
   229       Minerals Technologies, Inc.              9,394
                                                   --------
                                                     21,382
                                                   --------

Shares                                              Value
-----------------------------------------------    --------
COMMON STOCKS (CONTINUED)
SPECIALTY CONSUMER SERVICES
  AND PRODUCTS -- 4.1%
    54   *   Blyth Industries, Inc.                $  2,453
   134   *   Boston Chicken, Inc.                     4,802
   250   *   CUC International, Inc.                  5,937
   147   *   Day Runner, Inc.                         2,872
   180   *   Department 56, Inc.                      4,463
                                                   --------
                                                     20,527
                                                   --------
FOOD-RELATED COMPANIES -- .8%
   144       Pepsico, Inc.                            4,214
                                                   --------
                    TOTAL COMMON STOCK -- 98.4%     493,560
                                                   --------
             (cost $355,663)

Principal Amount                                    Value
-----------------------------------------------    --------
SHORT-TERM INVESTMENTS
$  322       Associates Corp. of North America
               Demand Note, 5.23%, due 1/2/97      $    322
 2,000       Ford Motor Credit Corp., 5.42%,
               due 1/17/97                            2,000
 2,707       General Motors Acceptance
               Corporation 5.39%, due 1/24/97         2,707
 1,995       GE Capital Corp., 5.40%, due
               1/31/97                                1,995
                                                   --------
             TOTAL SHORT-TERM
               INVESTMENTS -- 1.4%                    7,024
                                                   --------
             (cost $7,024)
             TOTAL INVESTMENTS -- 99.8%             500,584
             (COST $362,687)
             CASH AND OTHER ASSETS, LESS
               LIABILITIES -- .2%                     1,190
                                                   --------
             NET ASSETS -- 100.0%                  $501,774
                                                   ========

---------------
* Non-income producing securities

ADR = American Depository Receipt

                See accompanying Notes to Financial Statements.

VALUE DISCOVERY FUND  (BLAIR MUTUAL GROWTH FUND LOGO)

A Letter from the
Portolio Managers

[Photo Glen Kleczka]


[Photo Cappy Price]


[Photo David Mitchell]


Dear Shareholders:

        We are pleased to announce the addition of the Value Discovery Fund to the William Blair Mutual Funds family. The fund was officially launched December 23, 1996 and is currently accepting capital contributions.
        The name "Value Discovery" was chosen for our fund because we will invest using a value investment discipline. Value investing can be likened to a process of discovery. Your investment team will discover companies whose future growth prospects are underestimated by the market. We will focus on companies that possess excellent emerging growth characteristics but may not yet have an established, historical growth record. We believe these companies are often overlooked as investors extrapolate past performance in formulating a future outlook. Emerging growth companies often trade like value stocks because they lack an established record of growth. Investors tend to assume that a lack of historical growth portends diminished emerging growth opportunities. We believe otherwise.
        Success in investment management means producing returns above and beyond a market benchmark on a consistent basis. Our goal is to consistently outperform the Russell 2000 Index which tracks the performance of small companies. Value Discovery invests in companies with market capitalizations from $20 million to $1.5 billion. Of the over 20,000 publicly-traded companies in the U.S., approximately 70% have market capitalizations of less than $300 million, and 90% have less than $1.5 billion. We will concentrate on this universe of small companies to produce superior returns. These companies, we believe, are growing aster than larger companies and have less research coverage by investment firms.
        The Value Discovery Fund will seek for purchase companies exhibiting four distinct characteristics. First, they will be financially strong, often with substantial liquidity and no debt. Second, they will be trading at material discounts to our estimate of intrinsic value with meaningful stock price support to reduce downside risk. Third, they will have good secular growth prospects and be well-positioned within growing industries. Finally, the Value Discovery Fund will identify investments with catalysts that can result in earnings acceleration through faster growth or improving profitability.
        We are proud to be a part of the William Blair Mutual Funds family, and we welcome your investment.

Glen Kleczka                      Cappy Price             David Mitchell

          VALUE DISCOVERY FUND * WILLIAM BLAIR MUTUAL GROWTH FUND LOGO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996
                           (all amounts in thousands)

CASH AND OTHER ASSETS, LESS LIABILITIES                       $2,175
                                                              ------
NET ASSETS -- 100.0%                                          $2,175
                                                              ======

                See accompanying Notes to Financial Statements.

INTERNATIONAL GROWTH FUND - WILLIAM BLAIR MUTUAL FUNDS, INC.

--------------------------------------Performance Highlights----------------------------------------

                                                        1996         1995         1994         1993
 International Growth Fund                              10.2%         7.2%        (0.0)%       33.6%
  Lipper International                                  14.4         10.0         (0.7)        39.2
  MSCI AC WLD ex US Index*                               6.7          9.9          6.6         34.9
----------------------------------------------------------------------------------------------------

----------------------------------------Investor Information----------------------------------------

                                                        1996         1995         1994         1993
 Ending Net Assets (in millions)                        $105          $90          $70          $40
 Portfolio Turnover Rate (%)                              89           77           40           83
 Expense Ratio (%)                                      1.44         1.48         1.51         1.71
----------------------------------------------------------------------------------------------------

* Morgan Stanley Capital International All Country World Free except U.S. Index


A LETTER FROM THE       Dear Shareholders:
PORTFOLIO MANAGER       The year 1996 brought in a bumper crop of good economic
                        and political news.
[GEORGE GREIG PHOTO]       - Economic growth, while improving from 1995's
                             sluggish pace, remained moderate. Only two major economies--Australia and Japan--grew at a rate above 3%; only Italy and Switzerland fell below 1% growth.
                           - Inflation trended below its long term average level
                             in every major economy worldwide, and fell below 4% in every European country with the exception of Greece. By the end of 1996, even China and Brazil had experienced single-digit inflation. In spite of generally improving economic growth, interest rates fell everywhere except in the UK and the US.
                           - Central bankers achieved their collective goal of
                             steadily strengthening the dollar without causing undue market volatility.
                           - Elections in the US and Japan came off exactly as
                             forecast: opinion polls in Britain remained unchanged all year long; even the Prodi government in Italy was viewed as stable. Something like a political consensus for the European monetary union and its fiscal preconditions seemed to be in place by year-end. No significant new trade disputes arose anywhere.
                           - Among the 25 emerging marker economies we follow,
                             none suffered a decline in real GDP during 1996, none underwent an involuntary change in government, only one experienced a significant real devaluation, and all but three showed rising foreign exchange reserves.

If this seems like the ideal environment for financial markets, it was. Twenty-percent or better market returns were commonplace in Europe, developed Asia, and many emerging markets. The exceptions were few but significant: South Africa, Chile, and Thailand all fell by more than 15% in dollar terms, as did Japan, where investor confidence seemed to erode as they year wore on. We continue to believe in corporate performance as the key driver of international equity investment decision in 1997 and beyond. For many years, returns on capital and returns to shareholders have been downplayed or ignored in Europe and Japan. We believe that over the next several years these same criteria, which have dominated the U.S. market, will begin to rise to the top of the corporate agenda abroad.

     As you know, we implemented a management change within the fund during 1996, creating an in-house research and portfolio team to take charge of the fund's day-to-day
                                                                (continued)

         INTERNATIONAL GROWTH FUND - WILLIAM BLAIR MUTUAL FUNDS, INC.


management. The team is now in place, and the composition of the portfolio has been changed to reflect a strengthened commitment to both above-average fundamental characteristics and the long-term quality growth approach for which William Blair is known.
    The International Growth Fund will now be compared to the new Morgan Stanley All County World Free except the U.S. Index. Unlike the Morgan Stanley Europe-Australia-Far East Index, this new benchmark includes emerging markets and reduces the Japanese portion to approximately 30%, making it more comparable to our fund in terms of investment approach.





George Greig

          INTERNATIONAL GROWTH FUND-WILLIAM BLAIR MUTUAL FUNDS, INC.

               ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
     WITH REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS


                                   [GRAPH]

                     10/92      12/92      6/93       12/93      6/94     12/94      6/95     12/95      6/96      12/96
Int'l Growth Fund   $10,000    10,130     11,390      13,534     13,985   13,528     13,332   14,505     15,687    15,687
MSCI All Country    $10,000     9,694     11,885      13,078     13,960   13,945     14,269   15,331     16,148    16,355
World Free Ex-U.S.*
Lipper Inter-       $10,000     9,876     11,311      13,745     13,717   13,644     13,983   15,012     16,316    17,178
national Index
MSCI EAFE**         $10,000     9,623     11,879      12,793     13,935   13,825     14,206   15,422     16,142    16,403

*   MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD FREE EXCEPT U.S.
    INDEX
**  MORGAN STANLEY EUROPE-AUSTRALIA-FAR EAST INDEX

            INTERNATIONAL GROWTH FUND - BLAIR MUTUAL INTERNATIONAL

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996
                           (all amounts in thousands)

   Shares                                          Value
   ------                                          -----
COMMON STOCKS -- EUROPE 43.6%
AUSTRIA -- 1.5%
    10        VA Technologie AG (Industrial
                engineering)                      $  1,570
                                                  --------
DENMARK -- 1.3%
     7        Novo Nordisk AS (Pharmaceutical)       1,318
                                                  --------
FINLAND -- 2.3%
    19        Nokia (AB) OY
                (Telecommunications equipment)       1,103
     9        Raision Tehtaat OY (Food)                535
     9        TT Tieto OY, "B" Shares
                (Consultants)                          746
                                                  --------
                                                     2,384
                                                  --------
FRANCE -- 5.6%
     6        Canal Plus (Media/television)          1,369
    38        Lagardere Groupe (Industrial
                holding company)                     1,043
    10        Louis Dreyfus Citrus (Food
                processing)                            328
    29    *   SGS Thomson Microelectronics
                (Semiconductors)                     2,051
     2        Sodexho (Contract catering)            1,114
                                                  --------
                                                     5,905
                                                  --------
GERMANY -- 5.6%
     1        Altana Industrie -- Aktiem Und
                Anlagen DM50 (Pharmaceuticals)         739
    11        Adidas AG ORD (Sporting goods)           950
    15    *   Leica Camera AG (Cameras)                468
     3    *   Mannesmann AG (General
                engineering)                         1,083
     8        Moebel Walther (Furniture
                stores)                                442
     9        SGL Carbon AG (Chemicals)              1,134
    18        Veba AG (Utility)                      1,040
                                                  --------
                                                     5,856
                                                  --------
ITALY -- 2.0%
   502        Banca Fideuram SPA (Fund
                management)                          1,102
   400        Telecom Italia Mobile (Cellular
                service)                             1,013
                                                  --------
                                                     2,115
                                                  --------
NETHERLANDS -- 3.1%
    20        ABN AMRO Holdings (Banks)              1,301
    26        Philips Electronics NV (Consumer
                electronics)                         1,053
    20        Van Ommeren (Specialty
                chemicals)                             903
                                                  --------
                                                     3,257
                                                  --------

   Shares                                          Value
   ------                                          -----
NORWAY -- 1.7%
    58    *   Tandberg (Digital television
                systems)                          $  1,811
                                                  --------
SWEDEN -- 5.7%
    28        Autoliv AB (Airbag
                manufacturers)                       1,224
    45        Astra AB (Pharmaceuticals)             2,217
    50        Ericsson AB Telecom
                (Telecommunication services)         1,542
    22        Kinnevik AB "B" Free Shares
                (Industrial holding company)           618
    22        Netcom Systems AB "B" Shares
                (Telecommunications)                   363
                                                  --------
                                                     5,964
                                                  --------
SWITZERLAND -- 1.8%
  0.43        Baloise Holdings (Insurance)             853
    10        CS Holdings (Banking)                  1,026
                                                  --------
                                                     1,879
                                                  --------
UNITED KINGDOM -- 13.0%
    40        Abbott Mead Vickers PLC
                (Advertising agency)                   442
    75        Cairn Energy (Energy utility)            538
    50        DFS Furniture Company (Furniture
                manufacturer/retailer)                 514
   125        First Leisure Corporation PLC
                (Entertainment)                        721
   250        Firstbus PLC (Transportation
                services)                              871
    70        Games Workshop (Toys)                    647
   135        Grand Metropolitan PLC
                (Breweries)                          1,064
   100        Harvey Nichols Group PLC
                (Department stores)                    596
   240        Hays PLC (Bulk
                distribution/personnel
                services)                            2,310
   200        Kwik Fit Holdings ORD PLC
                (Distributors)                         745
    60        Mercury Assets Management Group
                (Banks/Merchant)                     1,278
   125        Next PLC (Retail apparel)              1,215
    60        Page (Michael) Group PLC
                (Recruitment)                          426
    50        Rolls Royce PLC (Engineering)            220
    65        Standard Chartered PLC (Retail
                banks)                                 803
   126        Tesco PLC (Food Retailer)                768
    25        Wetherspoon (J.D.) PLC (Retail
                pubs)                                  505
                                                  --------
                                                    13,663
                                                  --------
COMMON STOCKS -- ASIA -- 36.7%
AUSTRALIA -- .6%
   125        QBE Insurance Group Limited
                (General insurer)                      659
                                                  --------


   Shares                                          Value
   ------                                          -----
HONG KONG -- 6.4%
 2,200        Cafe de Coral Holdings, Limited
                (Fast food)                       $    590
 2,200    *   Founder Hong Kong, Limited
                (Electronic publishing)                846
 1,000    *   Glorious Sun Enterprises,
                Limited (Textile products)             417
   600    *   Guang Nan Holdings, Limited
                (Miscellaneous distribution)           516
    84        HSBC Holdings (Bank)                   1,802
   250    *   New World Infrastructure
                (Construction)                         730
   200        Shanghai Industrial Holdings,
                Limited (Tobacco/
                pharmaceutical holdings)               729
   185        Television Broadcasts, Limited
                (Broadcasting)                         739
 1,550        Tingyi (Cayman Island) Holdings
                (Food manufacturing)                   406
                                                  --------
                                                     6,775
                                                  --------
JAPAN -- 26.9%
    25        Aderans Company, Limited (Wigs)          611
    77        Anritsu Corporation (Electrical
                machinery)                             831
    95        Canon, Incorporated (Computer
                and office equipment)                2,099
    16        Chodai Company, Limited
                (Consulting services)                  404
    44        Credit Saison (Credit cards)             984
  0.20        DDI Corporation (Telecom service
                provider)                            1,322
    25        Enix Corporation (Entertainment
                software)                              563
    15        Fuji Machine Manufacturing
                (Automated assembly machine)           397
    21        Giken Seisakusho Company,
                Limited (Machinery)                    281
    17        Hirose Electronics Company,
                Limited (Connectors)                   985
    30        Hoya Corporation (Specialty
                glass)                               1,178
     6        Imagineer Company, Limited (Game
                software)                              363
    60        Jaccs Company (Consumer finance)         466
     7        Keyence Corporation
                (Electronics)                          864
    20        Meiwa Estate Corporation,
                Limited (Condominiums)                 501
   120        Minebea Company, Limited
                (Miniature bearings)                 1,003
    16        Nichiei Company, Limited
                (Finance company)                    1,181
    10        Nichii Gakkan Company (Medical
                recordkeeping)                         499
    15        Noritsu Kohki Company, Limited
                (Photo processing equipment)           706
    21        Oiles Corporation (Machinery)            638



   Shares                                          Value
------------                 JAPAN (CONTINUED)    --------
    87        Ricoh Corporation, Limited
                (Color copier manufacturer)       $    999
    20        Rohm Company (Electronics)             1,314
    15        Ryohin Keikaku Company, Limited
                (Home furnishing/
                apparel stores)                      1,114
    10        SMC Corporation (Machinery)              672
    10        Sakai Moving Service
                (Residential moving)                   251
    36        Santen Pharmaceutical Company
                (Opthalmic pharmaceuticals)            746
    14        Secom Company, Limited
                (Services)                             847
    23        Sho Bond Construction
                Corporation (Construction)             630
    51        Sodick Company, Limited
                (Electronics)                          423
    41        Sony Corporation (Consumer
                electronics)                         2,686
    95        Takeda Chemical Industries,
                Limited (Pharmaceuticals)            1,993
     6        Tiemco Company, Limited (Sport
                fishing equipment)                     384
     9        World Company, Limited
                (Wholesale apparel)                    373
                                                  --------
                                                    28,308
                                                  --------
MALAYSIA -- 2.0%
    90        Commerce Asset Holdings Berhad
                (Retail bank)                          677
   120        Malaysia Assurance Alliance
                (Insurance)                            585
   158        YTL Corporation Berhad (Holding
                company/power generation)              848
                                                  --------
                                                     2,110
                                                  --------
SINGAPORE -- .8%
    95        City Developments (Real estate)          855
                                                  --------
COMMON STOCKS -- EMERGING MARKETS -- 14.9%
ARGENTINA -- .6%
    22        Banco Frances Rio Plata ADR
                (Bank)                                 606
                                                  --------
BRAZIL -- 3.4%
30,000        Lojas Arapua PN (Retail)                 554
16,000        Telebras S.A.
                (Telecommunications)                 1,147
     8        Telecommunicacoes Brasilera, ADR
                (Telecommunications)                   612
 3,200        Telecommunicacoes de Sao Paolo
                (Telecommunications)                   693
17,230        Uniao de Bancos Brasilera (Bank)         562
                                                  --------
                                                     3,568
                                                  --------
CHILE -- .9%
    17        Laboratorio Chile S.A. (Generic
                drugs)                                 280
     6        Quimica Y Minera Chile ADR
                (Mining)                               313
    19        Santa Isabel S.A. GDR (Food
                retailer)                              428
                                                  --------
                                                     1,021
                                                  --------


   Shares                                          Value
------------                 CHILE (CONTINUED)    --------
CHINA -- .6%
   751    *   Huangshan Tourism Development
                Co. (Tourism)                     $    331
   300    *   Wuxi Little Swan (Appliance
                manufacturing)                         303
                                                  --------
                                                       634
                                                  --------
GREECE -- .4%
    13        Goody S.A. (Retail restaurants)          224
    20        Sarantis (Cosmetics)                     216
                                                  --------
                                                       440
                                                  --------
HUNGARY -- .6%
     6        Gedeon Richter RT
                (Pharmaceuticals)                      351
     8        Pannonplast Plastic Industries
                (Plastic pipe manufacturing)           294
                                                  --------
                                                       645
                                                  --------
INDIA -- .4%
    50        Gujarat Ambuja Cements (Building
                products)                              413
                                                  --------
INDONESIA -- 1.3%
   150        PT Ramayana Lestari Sentosa
                (Retail department store)              324
   650        PT Telecomunikasion
                (Telecommunications)                 1,087
                                                  --------
                                                     1,411
                                                  --------
ISRAEL -- .4%
    24        Koor Industries, Limited
                (Fertilizer)                           411
                                                  --------
KOREA -- 1.6%
    49        Korea Electric Power Corporation
                ADR (Electric utility)               1,015
     6        Samsung Display Devices, Limited
                (Electronic displays)                  330
     2        Sungmi Telecom Company
                (Telecommunication equipment)          298
                                                  --------
                                                     1,643
                                                  --------
PERU -- 1.2%
    17        Corporation Banco Credito del
                Peru (Bank)                            306
   505        Telefonica Del Peru S.A. CPT "B"
                Shares (Telephone company)             940
                                                  --------
                                                     1,246
                                                  --------
PHILIPPINES -- .8%
 1,000        C & P Homes (Housing
                development)                      $    513
 1,250        Davao Union Cement Corporation,
                Class "B" (Cement)                     352
                                                  --------
                                                       865
                                                  --------
POLAND -- .6%
   12         Agros Holdings, Class "C" (Food)         315
   34         Electrim S.A. (Telecommunication
                wire manufacturing)                    308
                                                  --------
                                                       623
                                                  --------
SOUTH AFRICA -- 1.3%
   30         Liberty Life Association of
                Africa (Life/health insurance)         752
  100         Metropolitan Cash & Carry,
                Limited (Food retail)                  331
   30         Nasionale Pers Beperk
                (Publishing)                           277
                                                  --------
                                                     1,360
                                                  --------
THAILAND -- .5%
  200  (a)    Industrial Finance Corporation
                of Thailand (Bank)                     534
   54         Thai Farmers Bank Warrants
                (Bank)                                  --
                                                  --------
                                                       534
                                                  --------
TURKEY -- .3%
 2,000        Ardem Pisirici (Stove
                manufacturing)                         296
                                                  --------
TOTAL COMMON STOCKS 95.2%
              (COST $86,980)                       100,145
                                                  --------
SHORT-TERM INVESTMENTS -- 4.3%
 $4,485   Investors Bank & Trust Company
            Repurchase Agreement,
            5.91% ,dated 12/31/96
            Collateralized by U.S.
            Government Agency Security
            with market value of $4,710
            with 1/2/97 repurchase date
            (cost $4,485)                            4,485
                                                  --------
          TOTAL INVESTMENTS -- 99.5%               104,630
          (cost $91,465)
          OTHER ASSETS, LESS
            LIABILITIES -- .5%                         518
                                                  --------
          NET ASSETS -- 100.0%                    $105,148
                                                  ========

---------------

 *  Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

(a) Foreign registered securities (Alien Market)

At December 31, 1996, the Fund's Portfolio of Investments includes the following categories: Technology -- 22%; Services -- 18%; Finance -- 17%; Manufacturing -- 12%; Consumer Goods -- 9%; Utilities -- 8%; Retail -- 7%; Processing -- 3%; Transportation -- 2%; and Other -- 2%

                See accompanying Notes to Financial Statements.

INCOME FUND-WILLIAM BLAIR MUTUAL FUNDS, INC.

                             Performance Highlights

                                                1996       1995       1994       1993       1992
 Income Fund                                    3.0%       14.4%      (0.7)%     7.8%       7.2%
  Lehman Intermediate Govt./Corp. Index         4.1        15.3       (1.9)      8.8        7.2


                              Investor Information

                                             1996       1995       1994       1993       1992
 Ending Net Assets (in millions)             $150       $147       $144       $204       $137
 Portfolio Turnover Rate (%)                   66         54         63        114         47
 Expense Ratio (%)                            .70        .68        .68        .70        .88


A LETTER FROM THE PORTFOLIO MANAGER

[BENTLEY MYER PHOTO]

Dear Shareholders:

        The big story in the bond market for the second half of 1996 was the slowdown in the economy during the third quarter. Real Gross Domestic Product grew at a very robust rate of 4.7% during the second quarter, but slipped to just 2.1% during the third quarter. Early reports for the fourth quarter suggest that the growth rate picked up, but not in any significant way.

        The bond market tracked these changes very closely with prices rising strongly in the third quarter, only to reverse course later in the fourth quarter. Looking ahead, it appears that the economy will continue to grow at a moderate rate into the first half of 1997. There do not appear to be many excesses that would lead the Federal Reserve Board to change their more neutral policy and start raising short-term interest rates. One exception is the continuing upward movement in stock prices; a large correction could dampen consumer confidence.

        Our strategy continued to run counter to market sentiment as we started raising cash reserves during the third quarter rally. This move hurt our relative performance early on, but we have benefitted more recently as interest rates moved back up. U.S. Treasury notes and more conservative mortgage-backed securities continue to be our preferred sector choices. This again runs against popular thinking which favors corporate bonds. We continue to have concerns in the corporate sector, as the risk and return characteristics for most issues do not look attractive.

        Finally, in November we raised the monthly dividend from $.05 per share to $.0525. We waited until later in the year to raise this rate because we wanted to make sure we could sustain the increased payment for some period of time. This more conservative approach will continue to be our policy in 1997 and beyond.


Bentley Myer

INCOME FUND - WILLIAM BLAIR MUTUAL FUNDS, INC.

                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
      WITH REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS

                                                            LEHMAN IN-
                                                            TERMEDIATE
                                                             GOVERN-
 MEASUREMENT PERIOD                       INCOME       MENT/CORPORATE
(FISCAL YEAR COVERED)                      FUND             INDEX
---------------------                     ------       ----------------
   9/90                                    10,000           10,000
   12/90                                   10,291           10,490
   6/91                                    10,781           10,946
   12/91                                   11,966           12,024
   6/92                                    12,390           12,387
   12/92                                   12,845           12,887
   6/93                                    13,565           13,687
   12/93                                   13,849           13,955
   6/94                                    13,555           13,652
   12/94                                   13,746           13,748
   6/95                                    14,935           15,069
   12/95                                   15,722           15,857
   6/96                                    15,670           15,823
   12/96                                   16,189           16,498

INCOME FUND WILLIAM BLAIR MUTUAL FUNDS, INC.

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996
                           (all amounts in thousands)

Principal
 Amount                Issue                          Value
---------              -----                         --------
U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY GUARANTEED
OBLIGATIONS -- 65.0%

U.S. TREASURY NOTES -- 30.3%
 $ 10,322   5.750%, due 8/15/03                      $ 10,019
   15,500   7.250%, due 5/15/04                        16,324
    5,000   7.250%, due 8/15/04                         5,267
   12,650   7.875%, due 11/15/04                       13,816
 --------                                            --------
   43,472   Total U.S. Treasury Obligations            45,426
 --------                                            --------
U.S. GOVERNMENT GUARANTEED OBLIGATIONS -- 9.1%
U.S. DEPARTMENT OF VETERANS
AFFAIRS -- 3.3%
    5,000   Mortgage Trust 1992-2,                      5,019
 --------     Tranche 2-D, 7.000%, due               --------
              9/15/15
FEDERAL HOUSING AUTHORITY -- 2.9%
    4,120   9.680%, due 3/1/25                          4,282
 --------                                            --------
SMALL BUSINESS ADMINISTRATION -- 1.2%
       --   Receipt for Multiple
              Originator Fees, #3
              0.785%, due 11/8/08                       1,503
              (Interest Only) WAC
      339   Loan #100023, 9.375%, due                     352
 --------     11/25/14                               --------
      339   Total Small Business                        1,855
 --------     Administration                         --------
              Obligations
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION II -- 1.0%

       20   12.000%, due 2/20/00                           21
       21   12.500%, due 2/20/15                           24
      659   11.000%, due 3/20/16                          738
       17   10.500%, due 6/20/19                           18
      440   11.000%, due 8/20/19                          492
       69   10.500%, due 8/20/20                           75
       87   10.500%, due 9/20/20                           95
 --------                                            --------
    1,313   Total Government National                   1,463
 --------     Mortgage Association                   --------
              Obligations II
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION -- 0.7%

       11   12.500%, due 4/15/14                           12
       54   13.000%, due 11/15/14                          60
      909    8.500%, due 12/15/21                         953
 --------                                            --------
      974   Total Government National                   1,025
 --------     Mortgage Association                   --------
              Obligations
Principal
 Amount                Issue                          Value
---------              -----                         --------

GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION MOBILE HOME -- 0.0%
 $     35   9.750%, due 3/15/98                      $     36
       17   9.750%, due 1/15/99                            18
 --------                                            --------
       52   Total Government National                      54
 --------     Mortgage Association                   --------
              Mobile Home Obligations
U.S. GOVERNMENT AGENCY GUARANTEED
  OBLIGATIONS -- 25.6%
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION (FNMA) -- 10.6%
      746   1991-79, Tranche S, 16.596%
              FR, due 7/25/98                             799
    1,123   8.500%, due 7/1/99                          1,145
      567   11.250%, due 12/15/11                         624
      569   12.250%, due 12/15/11                         641
       53   13.250%, due 8/1/14                            53
    2,640   1992-200, Tranche SE,
              11.500%, due 11/25/22                     2,653
      266   1993-19, Tranche SH,
              11.234%, due 4/25/23                        259
    4,842   5.724% FR, due 9/1/26                       4,949
    4,701   5.900% FR, due 10/1/26                      4,801
 --------                                             --------
   15,507   Total FNMA Mortgage                        15,924
 --------     Obligations                            --------
FEDERAL HOME LOAN MORTGAGE
  CORP. (FHLMC) -- 8.7%
      403   #1475, Tranche SC, 9.457%                     386
              FR, due 2/15/08
    1,092   #1693, Tranche S+, 5.725%,                    893
              due 9/15/08
      166   #1214, Tranche EB, 9.900%                     166
              FR, due 2/15/15
    3,445   #555280, Pass Through,                      3,579
              8.500% , due 9/1/17
    2,000   #1289, Tranche PK, 7.500%,                  2,019
              due 5/15/18
    3,390   #1166, Tranche PG, 8.000%,                  3,439
              due 2/15/20
      603   #1492, Tranche SE, 10.133%,                   529
              due 3/15/23
    2,017   #1542, Tranche S, 14.346%,                  2,060
 --------     due 7/15/23                            --------
   13,116   Total FHLMC Mortgage                       13,071
 --------     Obligations                            --------


Principal                                   S & P
 Amount                Issue               Rating       Value
---------              -----             -----------   --------
                                         (Unaudited)
FEDERAL HOME LOAN BANKS
  (FHLB) -- 6.3%
    4,000   #AI-03, Tranche 1, 6.953%,
              due 4/25/03                              $  4,005
    5,500   #BJ-03, Tranche 1, 6.750%,                    5,503
 --------     due 10/24/03                             --------
    9,500   Total FHLB Mortgage Obli-                     9,508
 --------     gations                                  --------
 $ 93,393   Total U.S. Government and                    97,627
 --------     U.S. Government Agency                   --------
              Guaranteed Obligations
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 20.3%
    3,256   Prudential Home Mortgage
              Securities Corp.,
              1992-45, Tranche A-8,           AAA         3,158
              6.370% FR, due 1/25/00
    1,418   Polk Co. HFA, 1991-1,
              Tranche A-2, 9.550%, due        AAA         1,471
              1/15/11
   12,452   Morgan Keegan Funding I,          AA-        12,701
              L.P., 8.000%, due 4/25/11
      416   Mortgage Obligation Struc-
              tured Trust, 1993-1,
              Tranche A-1, 6.350%, due        AAA           414
              10/25/18
    5,385   Citicorp, 1993-2, Tranche         AAA         5,430
              A-4, 7.500%, due 7/25/21
    5,000   Prudential Home Mortgage
              Securities Corp., 1993-8,
              Tranche A-10, 7.350%, due       AAA         5,023
              3/25/23
      174   Residential Finance Corp.,
              1991-11, Tranche A-2,            AA           175
              10.000%, due 4/01/21
      944   Residential Trust Corp.,
              1992-2, Tranche A,               AA           958
              7.943%, due 8/25/21
      212   Resolution Trust Corp.,
              1991-3, Tranche A-2,            AAA           224
              10.372%, due 8/25/21
      862   Resolution Trust Corp.,
 --------     1992-5, Tranche 5-C,
              8.621%, due 1/25/26                           886
                                               AA      --------
   30,119   Total Collateralized Mort-                   30,440
 --------     gage Obligations                         --------


Principal                                   S & P
 Amount                Issue               Rating       Value
---------              -----             -----------   --------
                                         (Unaudited)
CORPORATE OBLIGATIONS -- 2.1%
 $  1,250   Sears, Roebuck Corp. Me-
              dium Term Note, 9.75%,
              due 3/21/00                      A-      $  1,374
    1,500   Household Finance Corp.
 --------     Medium Term Note, 10.38%,
              due 12/15/00                                1,705
                                                A      --------
    2,750   Total Corporate Obligations                   3,079
 --------                                              --------
  126,262   TOTAL LONG-TERM IN-                         131,146
 --------     VESTMENTS -- 87.4%                       --------
            (cost $130,611)
SHORT-TERM INVESTMENTS -- 11.5%
    1,456   Associates Corp. of North
              America Demand Note,                        1,456
              5.233%, due 1/1/97             A-1+
    3,250   Sears Commercial Paper,                       3,250
              5.408%, due 1/13/97             A-2
    4,000   General Motors Acceptance
              Corp., 5.300%, due                          4,000
              1/16/97                         A-2
    1,750   Sears Commercial Paper,                       1,750
              5.551%, due 1/23/97             A-2
    2,500   Sears Commercial Paper,                       2,500
              5.452%, due 1/24/97             A-2
    1,750   Ford Motor Credit Company,                    1,750
              5.300%, due 2/7/97              A-1
    2,500   General Motors Acceptance
 --------     Corp., 5.300%, due 3/3/97                   2,500
                                              A-2      --------
   17,206   TOTAL SHORT-TERM IN-
 --------     VESTMENTS -- 11.5%                         17,206
                                                       --------
            (cost $17,206)
 $143,468   TOTAL INVESTMENTS -- 98.9%
 ========                                               148,352
            (cost $147,817)
            OTHER ASSETS, LESS
              LIABILITIES -- 1.1%                         1,654
                                                       --------
            NET ASSETS -- 100.0%                       $150,006
                                                       ========

---------------
WAC = Weighted Average Coupon
FR = Floating Rate

                See accompanying Notes to Financial Statements.

                    Blair Mutual Ready Reserves Fund Logo

                             Performance Highlights

                                                1996       1995       1994       1993       1992
 Ready Reserves Fund                            4.8%       5.5%       3.7%       2.6%       3.3%
  S&P-rated AAA Money Market Funds              4.8        5.4        3.6        2.0        3.2

                              Investor Information

                                                     1996       1995       1994       1993       1992
 Ending Net Assets (in millions)                     $761       $704       $521       $477       $449

 Expense Ratio (%)                                   .71        .72        .71        .71         .71


A LETTER FROM THE PORTFOLIO MANAGER

[BENTLEY MYER PHOTO]

Dear Shareholders:

        The sentiment regarding changes in Federal Reserve Board policy swung over a fairly wide range during the second half of 1996. Short-term interest rates were expected to be increased early in the he period in response to signs that the economy was expanding at a very rapid rate. As subsequent signs emerged indicating a slowing in the growth rate of the economy, expectations changed to an actual lowering in short rates. When the dust had settled at year end, the federal funds rate stood at 5.25%, or exactly where it began the period. The current forecast is for a continuation at this level, but, with the increased amount of speculation in the money markets, there will probably be a change in sentiment in the very near future.
        With the fairly narrow spread between shorter-and longer-maturity money market rates, we have allowed our average maturity to drift down to a current level of 37 days. This is at the lower end of our normal maturity range of 35 to 60 days. We are likely to maintain this average until we feel that we are adequately compensated for extending our maturities. From a sector standpoint, we sold some floating rate notes and reinvested the proceeds in highly rated, fixed rate commercial paper. With Federal Reserve Board policy unlikely to change in the near term, we felt more comfortable with a fixed rate option. Assets continued to grow and have reached the $750 million level recently.
        We look forward to serving your money market needs in 1997.


Bentley M. Myer

            READY RESERVES FUND - WILLIAM BLAIR MUTUAL FUNDS, INC.

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996
                           (all amounts in thousands)

Principal                       Interest              Amortized
 Amount           Issue           Rate     Maturity     Cost
---------         -----         --------   --------   ---------
U.S. GOVERNMENT AGENCY GUARANTEED -- 2.2%
$  2,200    Agency for
            International
            Development
            VRN -- Peru           5.778%     1/1/97   $  2,200
     366    Agency for
            International
            Development
            VRN -- Zimbabwe       5.778%     1/1/97        366
   9,000    Student Loan
            Marketing
            Association VRN       5.645%     1/1/97      9,000
   5,000    Student Loan
            Marketing
            Association VRN       5.545%     1/1/97      5,000
--------                                              --------
  16,566                                                16,566
--------                                              --------
DEMAND NOTE-- 0.0%
     103    Associates
            Corporation of
            North America
            Demand Note VRN       5.233%     1/2/97        103
                                                      --------
FIXED RATE NOTES -- 0.3%
   2,000
--------
            National Rural
            Utilities
            Cooperative
            Finance
            Corporation           8.160%    1/15/97      2,002
                                                      --------
COMMERCIAL PAPER -- 96.6%
INSURANCE -- 20.6%
   8,000
            A. I. Credit
            Corporation           5.280%    2/14/97      7,948
   2,858
            American General
            Finance
            Corporation           5.310%    1/22/97      2,849
   6,500
            American General
            Finance
            Corporation           5.300%    1/30/97      6,472
   1,707
            American General
            Finance
            Corporation           5.320%    1/30/97      1,700
   8,117
            American General
            Finance
            Corporation           5.370%     4/4/97      8,004
   6,000
            Aon Corporation       5.300%    1/21/97      5,982
   2,254
            Metlife Funding
            Incorporated          5.300%    1/23/97      2,247


Principal                       Interest              Amortized
 Amount           Issue           Rate     Maturity     Cost
---------         -----         --------   --------   ---------
$  3,483    Metlife Funding
            Incorporated          5.300%    1/23/97   $  3,472
  10,673    Metlife Funding
            Incorporated          5.290%    2/12/97     10,607
   7,000    Metlife Funding
            Incorporated          5.280%    2/13/97      6,956
   3,300    Metlife Funding
            Incorporated          5.330%    2/13/97      3,279
   3,846    Metlife Funding
            Incorporated          5.300%     3/6/97      3,810
   7,350    Metlife Funding
            Incorporated          5.300%    3/13/97      7,273
  10,643    Prudential Funding
            Corporation           5.520%    1/14/97     10,622
   6,640    Prudential Funding
            Corporation           5.320%    1/24/97      6,617
   7,263    Prudential Funding
            Corporation           5.330%     2/6/97      7,224
   8,000    Prudential Funding
            Corporation           5.410%    2/19/97      7,941
   5,000    SAFECO Credit
            Corporation           5.380%     1/3/97      4,999
   3,500    SAFECO Credit
            Corporation           5.320%     2/4/97      3,482
   6,500    SAFECO Credit
            Corporation           5.280%     2/6/97      6,466
   3,000    SAFECO Credit
            Corporation           5.280%     2/7/97      2,984
   2,577    USAA Capital
            Corporation           5.470%     1/2/97      2,577
   2,740    USAA Capital
            Corporation           5.410%    1/13/97      2,735
  10,000    USAA Capital
            Corporation           5.450%    1/16/97      9,977
   5,118    USAA Capital
            Corporation           5.290%    1/24/97      5,101
   8,000    USAA Capital
            Corporation           5.300%    2/13/97      7,949
   3,115    USAA Capital
            Corporation           5.300%    2/27/97      3,089
   5,000    USAA Capital
            Corporation           5.300%    3/17/97      4,945
--------                                              --------
 158,184                                               157,307
--------                                              --------

Principal                       Interest              Amortized
 Amount           Issue           Rate     Maturity     Cost
---------         -----         --------   --------   ---------
FINANCE -- 20.2%
$  3,745    Associates
            Corporation of
            North America         5.310%    1/27/97   $  3,731
   6,436    Associates
            Corporation of
            North America         5.310%    1/28/97      6,410
   6,974    Associates
            Corporation of
            North America         5.320%    1/31/97      6,943
   3,000    Associates
            Corporation of
            North America         5.390%     2/4/97      2,985
   4,431    Associates
            Corporation of
            North America         5.300%    3/11/97      4,386
   3,608    Associates
            Corporation of
            North America         5.370%    3/18/97      3,567
   4,500    Associates First
            Capital
            Corporation           5.310%    2/11/97      4,473
   5,414    Avco Financial
            Services
            Incorporated          5.470%    1/15/97      5,402
  10,116    Beneficial
            Corporation           5.380%     2/5/97     10,063
   6,865    Beneficial
            Corporation           5.320%    2/10/97      6,824
   6,000    Block Financial
            Corporation           5.350%    1/27/97      5,977
   5,725    Block Financial
            Corporation           5.350%    3/12/97      5,665
   4,751    Block Financial
            Corporation           5.330%    3/14/97      4,700
   4,909    CIT Group Holdings    5.410%    3/17/97      4,854
   2,462    Household Finance
            Corporation           5.520%    1/10/97      2,459
   5,000    Household Finance
            Corporation           5.320%    1/10/97      4,993
   4,237    Norwest Financial,
            Inc.                  5.300%    1/29/97      4,220
   8,000    Norwest Financial,
            Inc.                  5.300%    1/31/97      7,965
   8,000    Norwest Financial,
            Inc.                  5.290%    2/18/97      7,944
   8,000    Norwest Financial,
            Inc.                  5.290%    2/19/97      7,942
   6,000    Norwest Financial,
            Inc.                  5.310%    2/21/97      5,955
   8,000    PHH Corporation       5.370%    1/29/97      7,967
   8,500    PHH Corporation       5.370%    1/30/97      8,463
   5,000    PHH Corporation       5.460%     2/4/97      4,974
   5,000    PHH Corporation       5.480%     2/5/97      4,973
   3,677    PHH Corporation       5.380%     2/7/97      3,657
   3,000    PHH Corporation       5.420%    2/12/97      2,981
   3,361    PHH Corporation       5.450%    2/14/97      3,339
--------                                              --------
 154,711                                               153,812
--------                                              --------


Principal                       Interest              Amortized
 Amount           Issue           Rate     Maturity     Cost
---------         -----         --------   --------   ---------
MANUFACTURING -- 14.0%
$  8,000    Dover Corporation     5.470%     2/7/97   $  7,955
   6,582    John Deere Capital
            Corporation           5.390%    1/31/97      6,553
     841    Ford Motor Credit
            Company               5.310%     1/8/97        840
   2,976    Ford Motor Credit
            Company               5.550%     1/9/97      2,972
   3,071    Ford Motor Credit
            Company               5.300%    1/24/97      3,061
   7,678    Ford Motor Credit
            Company               5.330%     2/5/97      7,638
   3,520    General Electric
            Capital
            Corporation           5.370%    1/13/97      3,514
   6,293    General Electric
            Capital
            Corporation           5.500%    1/22/97      6,273
   4,500    General Electric
            Capital
            Corporation           5.310%    1/23/97      4,485
   5,800    General Electric
            Capital
            Corporation           5.320%    1/27/97      5,778
   5,981    General Electric
            Capital
            Corporation           5.410%    1/29/97      5,956
   3,000    General Electric
            Capital
            Corporation           5.410%    1/30/97      2,987
   3,436    General Electric
            Capital
            Corporation           5.560%     2/3/97      3,419
   3,110    General Electric
            Capital
            Corporation           5.310%     3/5/97      3,081
   2,100    General Electric
            Capital Services,
            Inc.                  5.370%    3/14/97      2,077
   8,946    General Electric
            Company               5.280%    2/14/97      8,888
   8,100    General Electric
            Company               5.300%    2/20/97      8,040
   3,102    General Electric
            Company               5.310%    2/24/97      3,077
   4,500    Minnesota Mining &
            Manufacturing Co.     5.290%    2/21/97      4,466
   3,000    Paccar Financial
            Corporation           5.300%    1/28/97      2,988
   6,000    Paccar Financial
            Corporation           5.280%    2/25/97      5,952
   6,000    Paccar Financial
            Corporation           5.280%    2/26/97      5,951
   1,050    Paccar Financial
            Corporation           5.300%    2/28/97      1,041
--------                                              --------
 107,586                                               106,992
--------                                              --------

Principal                       Interest              Amortized
 Amount           Issue           Rate     Maturity     Cost
---------         -----         --------   --------   ---------
BROKERAGE -- 7.8%
$  8,000    Merrill Lynch &
            Company, Inc.         5.330%    1/14/97   $  7,985
   6,100    Merrill Lynch &
            Company, Inc.         5.330%    1/24/97      6,079
   5,000    Merrill Lynch &
            Company, Inc.         5.350%    1/31/97      4,978
   2,300    Merrill Lynch &
            Company, Inc.         5.390%    2/18/97      2,284
   8,600    Merrill Lynch &
            Company, Inc.
            Australia             5.420%    2/18/97      8,538
   6,702    Morgan Stanley
            Group Incorporated    5.320%    1/13/97      6,690
   5,216    Morgan Stanley
            Group Incorporated    5.320%    1/15/97      5,205
   5,000    Morgan Stanley
            Group Incorporated    5.320%    1/16/97      4,989
   2,500    Morgan Stanley
            Group Incorporated    5.550%    1/27/97      2,490
   4,226    Morgan Stanley
            Group Incorporated    5.320%    2/10/97      4,201
   5,700    Morgan Stanley
            Group Incorporated    5.320%    2/11/97      5,665
--------                                              --------
  59,344                                                59,104
--------                                              --------
CHEMICAL / FOREST -- 6.4%
   3,500    DuPont (E.I.) De
            Nemours & Co.         5.280%    2/11/97      3,479
   8,456    DuPont (E.I.) De
            Nemours & Co.         5.260%    2/12/97      8,404
   4,921    DuPont (E.I.) De
            Nemours & Co.         5.290%    2/27/97      4,880
   2,000    Great Lakes
            Chemical
            Corporation           5.370%    1/21/97      1,994
   5,325    Great Lakes
            Chemical
            Corporation           5.400%     3/7/97      5,273
   4,241    Great Lakes
            Chemical
            Corporation           5.380%    3/18/97      4,193
   2,500    Great Lakes
            Chemical
            Corporation           5.370%    3/28/97      2,468
   1,559    Great Lakes
            Chemical
            Corporation           5.450%     4/9/97      1,536
  11,400    Monsanto Co.          5.320%    1/15/97     11,376
   5,000    Monsanto Co.          5.300%     2/6/97      4,973
--------                                              --------
  48,902                                                48,576
--------                                              --------

Principal                       Interest              Amortized
 Amount           Issue           Rate     Maturity     Cost
---------         -----         --------   --------   ---------
ENERGY -- 5.5%
$  4,909    Chevron U.K.
            Investment PLC        5.320%     1/6/97   $  4,905
   3,400    Chevron U.K.
            Investment PLC        5.510%     1/7/97      3,397
   6,100    Chevron U.K.
            Investment PLC        5.320%    1/13/97      6,089
   8,000    Chevron U.K.
            Investment PLC        5.430%    1/17/97      7,981
   3,500    Chevron U.K.
            Investment PLC        5.470%    1/23/97      3,488
   6,000    Chevron U.K.
            Investment PLC        5.310%     2/7/97      5,967
   5,150    Chevron U.K.
            Investment PLC        5.310%    3/20/97      5,091
   4,999    Mobil Finance
            Corporation
            (Australia)           5.310%    1/24/97      4,982
--------                                              --------
  42,058                                                41,900
--------                                              --------
MEDIA / ENTERTAINMENT -- 4.9%
   2,725    Knight Ridder
            Incorporated          5.300%    1/10/97      2,721
   7,500    Knight Ridder
            Incorporated          5.300%    1/14/97      7,486
   4,000    Knight Ridder
            Incorporated          5.300%    1/16/97      3,991
   4,000    Knight Ridder
            Incorporated          5.300%    1/17/97      3,991
   5,000    Knight Ridder
            Incorporated          5.300%    1/28/97      4,980
  10,000    Knight Ridder
            Incorporated          5.320%    2/20/97      9,926
   4,500    Knight Ridder
            Incorporated          5.300%    3/21/97      4,448
--------                                              --------
  37,725                                                37,543
--------                                              --------
UTILITIES - TELEPHONE -- 4.4%
   6,000    American Telephone
            & Telegraph Corp.     5.370%     3/6/97      5,943
   5,000    American Telephone
            & Telegraph Corp.     5.370%     3/7/96      4,951
   4,470    BellSouth Capital
            Funding
            Corporation           5.360%    1/21/97      4,456
   5,000    BellSouth Capital
            Funding
            Corporation           5.300%     2/3/97      4,976
   2,970    BellSouth Capital
            Funding
            Corporation           5.300%     2/4/97      2,955
  10,000    BellSouth
            Telecommunications
            Inc.                  5.300%    2/13/97      9,937
--------                                              --------
  33,440                                                33,218
--------                                              --------

Principal                       Interest              Amortized
 Amount           Issue           Rate     Maturity     Cost
---------         -----         --------   --------   ---------
UTILITIES -- ENERGY & GAS -- 3.4%
$  6,000    National Rural
            Utilities
            Cooperative
            Finance
            Corporation           5.320%     1/9/97   $  5,993
   4,000    National Rural
            Utilities
            Cooperative
            Finance
            Corporation           5.300%    1/13/97      3,993
   4,000    National Rural
            Utilities
            Cooperative
            Finance
            Corporation           5.300%    1/17/97      3,991
   5,101    National Rural
            Utilities
            Cooperative
            Finance
            Corporation           5.310%    1/22/97      5,085
   4,500    National Rural
            Utilities
            Cooperative
            Finance
            Corporation           5.290%     2/3/97      4,478
   2,000    National Rural
            Utilities
            Cooperative
            Finance
            Corporation           5.290%     2/3/97      1,990
--------                                              --------
  25,601                                                25,530
--------                                              --------
TRANSPORTATION -- 2.4%
  18,239    Norfolk Southern
            Corporation           5.350%    3/13/97     18,046
--------                                              --------
         MERCHANDISING -- 2.3%
   4,303    Winn-Dixie Stores
            Inc.                  5.300%    1/28/97      4,286
  12,950    Winn-Dixie Stores
            Inc.                  5.380%    1/28/97     12,898
--------                                              --------
  17,253                                                17,184
--------                                              --------

Principal                       Interest              Amortized
 Amount           Issue           Rate     Maturity     Cost
---------         -----         --------   --------   ---------
ELECTRONIC / TECHNOLOGY -- 2.0%
$ 12,000    Pitney Bowes
            Credit Corporation    5.300%    3/10/97   $ 11,880
   3,000    Xerox Corporation     5.350%     1/6/97      2,998
--------                                              --------
  15,000                                                14,878
--------                                              --------
DRUGS / HEALTH -- 1.2%
   4,500    Pfizer
            Incorporated          5.280%    3/19/97      4,449
   5,000    Warner - Lambert
            Company               5.300%     1/8/97      4,995
--------                                              --------
   9,500                                                 9,444
--------                                              --------
OTHER CONSUMER -- 1.0%
   5,000    Proctor & Gamble
            Company               5.270%     2/6/97      4,974
   2,500    Proctor & Gamble
            Company               5.300%    2/19/97      2,482
--------                                              --------
   7,500                                                 7,456
--------                                              --------
FOOD / BEVERAGE / TOBACCO -- 0.5%
   4,000    Campbell Soup
            Company               5.300%    1/17/97      3,991
--------                                              --------
 739,043    Total Commercial
            Paper                                      734,981
                                                      --------
            PORTFOLIO WEIGHTED
            AVERAGE MATURITY                37 Days
$757,712    TOTAL INVESTMENTS -- 99.1%                 753,652
            CASH AND OTHER ASSETS, LESS
            LIABILITIES -- .9%                           7,156
                                                      --------
            NET ASSETS -- 100.0%                      $760,808
                                                      ========

---------------

VRN = Variable Rate Note

                See accompanying Notes to Financial Statements.

                 [WILLILAM BLAIR MUTUAL FUNDS, INC. LOGO]

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996
                           (all amounts in thousands)

                                                                           VALUE     INTERNATIONAL               READY
                                                               GROWTH    DISCOVERY      GROWTH        INCOME    RESERVES
                                                                FUND       FUND          FUND          FUND       FUND
                                                              --------   ---------   -------------   --------   --------
                           ASSETS
Investments, at market (cost $362,687; $--; $91,465;
  $147,817; and $753,652, respectively)                       $500,584    $   --       $104,630      $148,352   $753,652
Cash                                                                --     1,174             --            --         --
Receivable for:
  Fund shares sold                                               1,708     1,004            481           280     17,830
  Investments sold                                                  --        --          3,254            87         --
  Interest and dividends                                           328        --             60         1,546        251
  Foreign withholding tax                                           --        --            128            --         --
Deferred organization costs                                         --        13             10            --         --
Other assets                                                        23        --             --            --          1
                                                              --------    ------       --------      --------   --------
    Total assets                                               502,643     2,191        108,563       150,265    771,734

                        LIABILITIES
Cash overdraft                                                      --        --          2,487            52         --
Payable for:
  Fund shares redeemed                                             436        --             17            69     10,350
  Investments purchased                                             --        --            768            --         --
  Dividends                                                         --        --             --            --         86
  Management fee and organization
    costs (Notes 1 and 2)                                          318        14            103            76        373
Other                                                              115         2             40            62        117
                                                              --------    ------       --------      --------   --------
    Total liabilities                                              869        16          3,415           259     10,926
                                                              --------    ------       --------      --------   --------
      Net assets                                              $501,774    $2,175       $105,148      $150,006   $760,808
                                                              ========    ======       ========      ========   ========

                          CAPITAL
Capital stock ($0.001 par value; 37,209; 218; 7,540;
  14,602; and 760,912 shares issued and outstanding,
  respectively)                                               $     37    $   --       $      8      $     15   $    761
Paid-in-surplus                                                363,163     2,175         92,434       155,462    760,151
Net unrealized appreciation (depreciation) on
  investments and foreign currency transactions
  (net of unrealized PFIC gain distribution of $442 for
  International Growth Fund only)                              137,897        --         12,723           535         --
Accumulated undistributed net realized gain (loss) on
  investments and foreign currency transactions                    677        --             --        (6,119)      (107)
Undistributed net investment income (loss)                          --        --            (17)          113          3
                                                              --------    ------       --------      --------   --------
      Net assets                                              $501,774    $2,175       $105,148      $150,006   $760,808
                                                              ========    ======       ========      ========   ========
Net asset value per share                                       $13.48    $10.00         $13.95        $10.27      $1.00
                                                                ======    ======         ======        ======      =====

                See accompanying Notes to Financial Statements.

                 [WILLIAM BLAIR MUTUAL FUNDS, INC. LOGO]

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                           (all amounts in thousands)

                                                                     VALUE     INTERNATIONAL              READY
                                                         GROWTH    DISCOVERY      GROWTH       INCOME    RESERVES
                                                          FUND      FUND(a)        FUND         FUND       FUND
                                                         -------   ---------   -------------   -------   --------
Investment income
  Interest                                              $ 1,167    $  --          $   177     $10,173    $39,282
  Dividends                                               2,020       --            1,724          --         --
  Less foreign tax withheld                                 (15)      --             (217)         --         --
                                                        -------    -----          -------     -------    -------
    Total investment income                               3,172       --            1,684      10,173     39,282
Expenses
  Investment advisory fees (Note 2)                       3,019       --            1,131         881      4,283
  Custodian fees                                            119       --              204          48        174
  Transfer agent fees                                       113        1               17          25        325
  Professional fees                                          51        4               51          46         50
  Registration fees                                          51        1               28          17         51
  Organization costs                                         --       --               10          --         --
  Miscellaneous                                             155        1               46          50        226
                                                        -------    -----          -------     -------    -------
    Total expenses before waiver                          3,508        7            1,487       1,067      5,109
      Less expenses waived and
        absorbed by Company (Note 2)                         --       (7)              --          --         --
                                                        -------    -----          -------     -------    -------
    Net investment income (loss)                           (336)      --              197       9,106     34,173
                                                        -------    -----          -------     -------    -------


Net realized and unrealized gain (loss)
  on investments, foreign currency transactions
  and other assets and liabilities
    Net realized gain (loss) on investments              27,804       --            3,025      (2,156)      (107)
    Net realized gain on foreign currency transactions
      and other assets and liabilities                       --       --              514          --         --
                                                        -------    -----          -------     -------    -------
    Total net realized gain (loss)                       27,804       --            3,539      (2,156)      (107)
Change in net unrealized appreciation/
  depreciation on investments, and
  other assets and liabilities (Note 1)                  43,376       --            6,539      (2,404)        --
                                                        -------    -----          -------     -------    -------
  Net realized and unrealized gain (loss)
    on investments, foreign currency and
    other assets and liabilities                         71,180       --           10,078      (4,560)      (107)
                                                        -------    -----          -------     -------    -------
Net increase in net
  assets resulting from operations                      $70,844    $  --          $10,275     $ 4,546    $34,066
                                                        =======    =====          =======     =======    =======

-------------------------
(a) For the period from December 23, 1996 (Commencement of Operations) to December 31, 1996.

                See accompanying Notes to Financial Statements.

                       WILLIAM BLAIR MUTUAL FUNDS, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
                           (all amounts in thousands)

                                                             VALUE
                                                           DISCOVERY       INTERNATIONAL
                                         GROWTH FUND         FUND           GROWTH FUND               INCOME FUND
                                     -------------------   ---------   ---------------------      -------------------
                                       1996       1995      1996(A)      1996         1995          1996       1995
                                     --------   --------   ---------   --------      -------      --------   --------
Operations
  Net investment income (loss)       $   (336)  $    993   $      --   $    197      $   704      $  9,106   $  9,265
  Net realized gain (loss) on
    investments, foreign currency
    transactions and
    other assets and liabilities       27,804     13,274          --      3,539         (403)       (2,156)      (955)

  Change in net unrealized
    appreciation/depreciation
    on investments and other assets
    and liabilities                    43,376     58,269          --      6,539        5,958        (2,404)    11,783
                                     --------   --------   ---------   --------      -------      --------   --------
    Net increase in net assets
      resulting from operations        70,844     72,536          --     10,275        6,259         4,546     20,093
Distributions to shareholders from
  Net investment income                  (343)      (817)         --       (491)(b)     (880)(b)    (8,980)    (9,438)
  Net realized gain                   (19,503)   (13,275)         --     (3,125)          --            --         --
                                     --------   --------   ---------   --------      -------      --------   --------
                                      (19,846)   (14,092)         --     (3,616)        (880)       (8,980)    (9,438)
Capital stock transactions
  Shares sold                         165,769    106,709       2,175     29,640       20,612        28,857     23,930
  Shares issued in reinvestment of
    income dividends and capital
    gain distributions                 18,035     12,714          --      3,461          717         6,494      6,875
  Less shares redeemed                (96,064)   (32,391)         --    (24,374)      (7,349)      (28,281)   (37,880)
                                     --------   --------   ---------   --------      -------      --------   --------
Change from capital stock
  transactions                         87,740     87,032       2,175      8,727       13,980         7,070     (7,075)
                                     --------   --------   ---------   --------      -------      --------   --------

  Change in net assets                138,738    145,476       2,175     15,386       19,359         2,636      3,580
Net assets
  Beginning of period                 363,036    217,560          --     89,762       70,403       147,370    143,790
                                     --------   --------   ---------   --------      -------      --------   --------
  End of period                      $501,774   $363,036   $   2,175   $105,148      $89,762      $150,006   $147,370
                                     ========   ========   =========   ========      =======      ========   ========
-------------------------
  Undistributed net investment
    income (loss) at the end of the
    period                           $     --   $    319   $      --   $    257      $   343      $    113   $    (13)
                                     ========   ========   =========   ========      =======      ========   ========
-------------------------
Capital stock transactions
  Shares sold                          12,563      9,647         218      2,196        1,688         2,771      2,337
  Shares issued in reinvestment of
    income dividends and capital
    gain distributions                  1,351      1,092          --        253           55           630        668
  Less shares redeemed                 (7,220)    (2,875)         --     (1,751)        (595)       (2,735)    (3,670)
                                     --------   --------   ---------   --------      -------      --------   --------
Change from capital stock
  transactions                          6,694      7,864         218        698        1,148           666       (665)
                                     ========   ========   =========   ========      =======      ========   ========


                                        READY RESERVES FUND
                                     -------------------------
                                        1996          1995
                                     -----------   -----------
Operations
  Net investment income (loss)       $    34,173   $    31,846
  Net realized gain (loss) on
    investments,
    foreign currency transactions
    and
    other assets and liabilities            (107)           --
  Change in net unrealized
    appreciation/depreciation
    on investments and other assets
    and liabilities                           --            --
                                      ----------    ----------
    Net increase in net assets
      resulting from operations           34,066        31,846
Distributions to shareholders from
  Net investment income                  (34,170)      (31,846)
  Net realized gain                           --            --
                                      ----------    ----------
                                         (34,170)      (31,846)
Capital stock transactions
  Shares sold                          2,994,231     2,514,548
  Shares issued in reinvestment of
    income dividends and capital
    gain distributions                    33,371        31,117
  Less shares redeemed                (2,970,683)   (2,362,949)
                                      ----------    ----------
Change from capital stock
  transactions                            56,919       182,716
                                      ----------    ----------
  Change in net assets                    56,815       182,716
Net assets
  Beginning of period                    703,993       521,277
                                      ----------    ----------
  End of period                      $   760,808   $   703,993
                                      ==========    ==========
-------------------------
  Undistributed net investment
    income (loss) at the end of the
    period                           $         3   $        --
                                      ==========    ==========
-------------------------
Capital stock transactions
  Shares sold                          2,994,231     2,514,548
  Shares issued in reinvestment of
    income dividends and capital
    gain distributions                    33,371        31,117
  Less shares redeemed                (2,970,683)   (2,362,949)
                                      ----------    ----------
Change from capital stock
  transactions                            56,919       182,716
                                      ==========    ==========

---------------

(a) For the period from December 23, 1996 (Commencement of Operations) to December 31, 1996.
(b) Includes $160 and $414 relating to PFIC transactions which are treated as ordinary income for Federal income tax purposes in 1996 and 1995, respectively.

                See accompanying Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

(1)  SIGNIFICANT ACCOUNTING POLICIES

(a)  Description of the Fund

     William Blair Mutual Funds, Inc. (the "Fund") is a no-load, open-end diversified mutual fund currently consisting of five portfolios, each with its own investment objective and policies.

     The Growth Fund is a portfolio whose principal objective is to provide long-term appreciation of capital by investing in well-managed companies in growing industries.

     The Value Discovery Fund, which commenced operations on December 23, 1996, is a portfolio whose principal objective is to seek long-term capital appreciation by investing with a value discipline primarily in the securities of small companies.

     The International Growth Fund is a portfolio which invests primarily in common stocks issued by companies domiciled outside the United States and securities convertible into, exchangeable for, or having the right to buy such common stocks. The investment objective of the portfolio is long-term capital appreciation through investment in well-managed, quality, growth companies.

     The Income Fund is a portfolio designed to provide investors with as high a level of current income as is consistent with preservation of capital.

     The Ready Reserves Fund is a money market portfolio designed for investors who are looking for professional management of their reserve assets. The Ready Reserves Fund portfolio seeks to obtain maximum current income consistent with preservation of capital and invests exclusively in high quality money market instruments.

     All of the portfolio's investments are subject to market fluctuations.

(b)  Investment Securities

     Equity securities traded on national securities markets are valued at the last sale price or, in the absence of a sale on the date of valuation, at the latest bid price. Long-term fixed-income securities are valued by using market quotations or independent services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. The value of a foreign security is determined based upon its sale price on the foreign exchange or market on which it is primarily traded as of the close of the appropriate exchange or, if there have been no sales on the date of valuation at the latest bid price. Other securities are valued at fair value as determined in good faith by the Board of Directors. Short-term securities in all Funds except Ready Reserves Fund are valued at cost which approximates market value. Securities in Ready Reserves Fund are valued on the amortized cost method. Under this method, any premium or discount, as of the date an investment security is acquired, is amortized on a straight-line basis to maturity.

     Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available. Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis.

     Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. Variable rate bonds and floating rate notes earn interest at a coupon rate which fluctuates at specific time intervals. The interest rates shown in the Income Fund and Ready Reserves Fund Portfolios of Investments are the rates in effect at December 31, 1996.

(c) Share Valuation and Dividends to Shareholders

    Shares are sold and redeemed on a continuous basis at net asset value. Each Fund determines net asset value per share by dividing the value of its assets, less liabilities, by the number of shares outstanding as of the earlier of 3:00 p.m. or the daily close of business of the New York Stock Exchange for Growth Fund, Value Discovery Fund and International Growth Fund or on each day when New York banks are open for business (except Good Friday) for Income Fund and Ready Reserves Fund. Dividends from net investment income of the Growth Fund, Value Discovery Fund and International Growth Fund are declared at least annually. Dividends from the Income Fund and Ready Reserves Fund are declared monthly and daily, respectively. Capital gain distributions, if any, are declared annually in December. Dividends payable to shareholders are recorded on the ex-dividend date. Dividends are determined in accordance with Federal income tax principles which may treat certain transactions differently from generally accepted accounting principles.

(d) Repurchase Agreements

    The Fund may enter into repurchase agreements with its custodian, whereby the Fund acquires ownership of a debt security and the custodian agrees, at the time of the sale, to repurchase the debt security from the Fund at a mutually agreed upon time and price. The Fund's policy is to take possession of securities under repurchase agreements. The Fund minimizes credit risk by (i) monitoring credit exposure of the custodian and (ii) monitoring collateral value on a daily basis.

(e) Foreign Currency Translation and Forward Foreign Currency Contracts

    All assets and liabilities of the International Growth Fund denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the day of valuation. The International Growth Fund may enter into forward foreign currency contracts as a means of managing the risks associated with changes in exchange rates for the purchase or sale of a specific amount of a particular foreign currency. Additionally, from time to time, the Fund may enter into contracts to hedge the value, in U.S. dollars, of securities it currently owns. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation. Gains and losses from foreign currency transactions associated with purchases and sales of investments are included with the net realized or unrealized gain or loss on investments.

(f) Income Taxes

    Each Fund intends to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since the Funds intend to distribute their taxable income to their shareholders and be relieved of all Federal income taxes. At December 31, 1996, the Fund's most recent tax year-end, the Income Fund and the Ready Reserves Fund have capital loss carryforwards of $6,121,000 and $107,000, respectively. These loss carryforwards, which expire in 2004, can be used to offset net capital gains.

    A reclassification of $7,737,000 has been made in 1996 in the capital accounts of the Growth Fund from accumulated undistributed net realized gain on investments into paid-in surplus to reflect a difference between financial and income tax basis reporting resulting from an in-kind redemption of fund shares.

    The International Growth Fund has elected to mark-to-market its investment in Passive Foreign Investment Companies ("PFIC's) for Federal income tax purposes. In accordance with this election, the fund recognized unrealized appreciation of $133,000 and $414,000 in 1996 and 1995, respectively. In addition, the fund recorded net realized gains of $132,000 on sales of PFIC's during 1996, of which $105,000 had been recognized in prior years. Dividends to shareholders from net investment income included $160,000 and $414,000 relating to PFIC's during 1996 and 1995, which are treated as ordinary income for Federal income tax purposes.

(g) Organization Costs

     The initial organization costs of the Value Discovery Fund and International Growth Fund have been paid by William Blair & Company L.L.C. (the "Company"). The Funds will reimburse the Company for the amount of such expenses not exceeding $50,000. The deferred organization costs are being amortized on the straight-line method and repaid to the Company over a five year period.

(2) INVESTMENT ADVISORY, TRANSACTIONS WITH AFFILIATES AND DIRECTOR'S FEES

     The Company provides investment advisory and other administrative and accounting services to the Funds under terms of the Management Agreement. The Funds pay the Company a monthly fee determined as a specified percentage of average daily net assets. The rates for the Growth Fund, International Growth Fund, Income Fund and Ready Reserves Fund were modified effective May 1, 1996. A summary of the annual rates expressed as a percentage of average daily net assets, are as follows:

                                   PRIOR TO MAY 1, 1996                 AFTER MAY 1, 1996
                             --------------------------------    --------------------------------
Growth Fund                  0.625% of the first $75 million     0.75%
                             0.500%, in excess of $75 million
International Growth Fund    1.10% of the first $100 million     1.10% of the first $250 million
                             .95%, in excess of $100 million     1.00%, in excess of $250 million
Income Fund
  Management Fee             0.25% of the first $100 million     0.25% of the first $250 million
                             0.20%, in excess of $150 million    0.20%, in excess of $250 million
                             0.15%, in excess of $250 million
                             5.00% of gross income               5.00% of gross income
Ready Reserves Fund          0.625% of the first $250 million    0.625% of the first $250 million
                             0.600%, of the next $250 million    0.600%, of the next $250 million
                             0.550%, of the next $500 million    0.575%, of the next $2 billion
                             0.500%, of the next $2 billion      0.550%, in excess of $2.5 billion
                             0.450%, of the next $2 billion
                             0.400%, in excess of $5 billion

     The advisory fee for the Value Discovery Fund is equal to 1.15% of average daily net assets. The Company has voluntarily agreed to waive the advisory fee and to absorb other operating expenses if total expenses exceed 1.50% of average daily net assets.

     Prior to September 30, 1996, the Company had a sub-advisory agreement with Framlington Overseas Investment Management Ltd. (UK) for the International Growth Fund whereby the Company paid a monthly fee at an annual rate equal to 0.40% of the first $100 million in average daily net assets and 0.275% of average daily net assets in excess of $100 million. On October 1, 1996 the Company began to directly manage the International Growth Fund.

     The Funds paid fees of $64,000 to non-affiliated directors of the Funds for the period ended December 31, 1996.

(3) INVESTMENT TRANSACTIONS

     Investment transactions, excluding money market instruments, for the period ended December 31, 1996, are as follows:

                                                                            INTERNATIONAL
                                                                 GROWTH        GROWTH        INCOME
                                                                  FUND          FUND          FUND
                                                                --------    -------------    -------
                                                                     (all amounts in thousands)
Purchases                                                       $269,794       $91,070       $89,218
Proceeds from sales and maturities                               182,189        87,977        85,575
Gross unrealized appreciation (depreciation) at
  December 31, 1996 is as follows:
  Unrealized appreciation                                       $147,017       $15,125       $ 1,603
  Unrealized depreciation                                         (9,120)       (2,402)       (1,068)
                                                                --------    ----------       -------
Net unrealized appreciation                                     $137,897       $12,723       $   535
                                                                ========    ==========       =======

     Cost of investments is the same for financial statement and Federal income tax purposes except for International Growth Fund where the cost is $91,907.

FINANCIAL HIGHLIGHTS

                                                                                YEARS ENDED DECEMBER 31,
                                                                --------------------------------------------------------
                        GROWTH FUND                               1996        1995        1994        1993        1992
                        -----------                             --------    --------    --------    --------    --------
Net asset value, beginning of period                            $ 11.900    $  9.600    $  9.730    $  9.390    $  9.490
Income from investment operations:
 Net investment income (loss)                                      (.010)       .034        .027        .035        .045
 Net realized and unrealized gain on investments                   2.144       2.750        .581       1.389        .671
                                                                 -------     -------     -------     -------     -------
Total from investment operations                                   2.134       2.784        .608       1.424        .716
Less distributions from:
 Net investment income                                              .010        .030        .025        .035        .047
 Net realized gain                                                  .544        .454        .713       1.049        .769
                                                                 -------     -------     -------     -------     -------
Total distributions                                                 .554        .484        .738       1.084        .816
                                                                 -------     -------     -------     -------     -------
Net asset value, end of period                                  $ 13.480    $ 11.900    $  9.600    $  9.730    $  9.390
                                                                 =======     =======     =======     =======     =======
Total return (%)                                                   17.99       29.07        6.45       15.51        7.61
Ratios to average daily net assets (%):
 Expenses                                                            .79         .65         .71         .78         .83
 Net investment income (loss)                                       (.08)        .34         .32         .38        1.34
Supplemental data:
 Net assets at end of period (in thousands)                     $501,774    $363,036    $217,560    $150,046    $111,082
 Portfolio turnover rate (%)                                          43          32          46          55          27
 Average commission rate                                        $  .0621

                    VALUE DISCOVERY FUND                          1996(A)
                    --------------------                          -------
Net asset value, beginning of period                              $10.000
Income from investment operations:
 Net investment income (loss)                                         --
 Net realized and unrealized gain on investments                      --
                                                                  -------
Total from investment operations                                      --
Less distributions from:
 Net investment income                                                --
 Net realized gain                                                    --
                                                                  -------
Total distributions                                                   --
Net asset value, end of period                                    $10.000
                                                                  =======
Total return (%)                                                      --
Ratios to average daily net assets (%):
 Expenses                                                             --
 Net investment income                                                --
Supplemental data:
 Net assets at end of period (in thousands)                       $    2
 Portfolio turnover rate (%)                                          --

---------------

(a) For the period December 23, 1996 (Commencement of Operations) to December 31, 1996.

                                                                    YEARS ENDED DECEMBER 31,          PERIOD ENDED
                                                             --------------------------------------   DECEMBER 31,
                 INTERNATIONAL GROWTH FUND                     1996      1995      1994      1993      1992(A)(B)
                 -------------------------                   --------   -------   -------   -------   ------------
Net asset value, beginning of period                         $ 13.120   $12.360   $13.180   $10.130     $10.000
Income from investment operations:
 Net investment income (loss)                                    .029      .105      .016      .008       (.011)
 Net realized and unrealized gain (loss) on investments,
   foreign currency and other assets and liabilities            1.299      .785     (.025)    3.401        .141
                                                             --------  --------   -------   -------     -------
Total from investment operations                                1.328      .890     (.009)    3.409        .130
Less distributions from:
 Net investment income                                           .068(c)    .130(c)    .024      --          --
 Net realized gain                                               .430        --      .714      .359          --
 Tax return of capital                                             --        --      .073(d)      --         --
                                                             --------  --------   -------   -------     -------
Total distributions                                              .498      .130      .811      .359          --
                                                             --------  --------   -------   -------     -------
Net asset value, end of period                               $  13.95   $13.120   $12.360   $13.180     $10.130
                                                             ========  ========  ========  ========     =======
Total return (%)                                                10.20      7.22      (.04)    33.65        1.30
Ratios to average daily net assets (%):
 Expenses(e)                                                     1.44      1.48      1.51      1.71        1.88
 Net investment income (loss)(e)                                  .19       .87       .15       .11        (.56)
Supplemental data:
 Net assets at end of period (in thousands)                  $105,148   $89,762   $70,403   $40,298     $10,767
 Portfolio turnover rate (%)                                       89        77        40        83           5
 Average commission rate                                       $.0051

                                                                           YEARS ENDED DECEMBER 31,
                                                             ----------------------------------------------------
                        INCOME FUND                            1996       1995       1994       1993       1992
                        -----------                          --------   --------   --------   --------   --------
Net asset value, beginning of period                         $ 10.570   $  9.850   $ 10.580   $ 10.600   $ 10.770
Income from investment operations:
 Net investment income                                           .619       .646       .661       .651       .832
 Net realized and unrealized gain (loss) on investments         (.309)      .732      (.741)      .159      (.089)
                                                             --------  ---------    --------   -------    -------
Total from investment operations                                 .310      1.378      (.080)      .810       .743
Less distributions:
 Net investment income                                           .610       .658       .646       .651       .827
 Net realized gain                                                 --         --       .004       .179       .086
                                                             --------  ---------    --------   -------    -------
Total distributions                                              .610       .658       .650       .830       .913
                                                             --------  ---------    --------   -------    -------
Net asset value, end of period                               $ 10.270   $ 10.570   $  9.850   $ 10.580   $ 10.600
                                                             ========  =========   ========   ========   ========
Total return (%)                                                 3.07      14.37       (.74)      7.82       7.17
Ratios to average daily net assets (%):
 Expenses                                                         .70        .68        .68        .70        .88
 Net investment income                                           5.97       6.24       6.33       5.96       7.69
Supplemental data:
 Net assets at end of period (in thousands)                  $150,006   $147,370   $143,790   $204,381   $136,896
 Portfolio turnover rate (%)                                       66         54         63        114         47

---------------

(a) Ratios are annualized except total returns for periods less than one year.

(b) For the period October 1, 1992 (Commencement of Operations) to December 31, 1992.

(c) Includes $.022 and $.061 in PFIC transactions which are treated as ordinary income for Federal income tax purposes for 1996 and 1995, respectively.

(d) Includes $431 relating to a tax return of capital.

(e) Without the waiver of expenses in 1993 and 1992, the expense ratios would have been 2.08% and 2.55% and the net investment income (loss) ratios would have been (.25)% and (1.22)%, respectively.

                                                             YEARS ENDED DECEMBER 31,
                                               ----------------------------------------------------
             READY RESERVES FUND                 1996       1995       1994       1993       1992
             -------------------               --------   --------   --------   --------   --------

Net asset value, beginning of period           $   1.00   $   1.00   $   1.00   $   1.00   $   1.00

Income from investment operations:

  Net investment income                             .05        .05        .04        .03        .03

  Net realized loss on investments                   --         --       (.01)        --         --
                                               --------   --------   --------   --------   --------
Total from investment operations                    .05        .05        .03        .03        .03

Less distributions:

  Net investment income                             .05        .05        .04        .03        .03
                                               --------   --------   --------   --------   --------
Total distributions                                 .05        .05        .04        .03        .03
                                               --------   --------   --------   --------   --------

Capital contribution                                 --         --        .01         --         --
                                               --------   --------   --------   --------   --------
Net asset value, end of period                 $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                               ========   ========   ========   ========   ========
Total return (%)                                   4.81       5.45       3.67(a)     2.64      3.32

Ratios to average daily net assets (%):

  Expenses                                          .71        .72        .71        .71        .71

  Net investment income                            4.78       5.30       3.61       2.61       3.27

Supplemental data:

  Net assets at end of period (in thousands)   $760,808   $703,993   $521,277   $477,268   $448,797

---------------

(a) The total return includes the impact of the Company's capital contribution. Without the Company's capital contribution, the total return would have been 3.40%.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders
WILLIAM BLAIR MUTUAL FUNDS, INC.

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of William Blair Mutual Funds, Inc. (comprised of Growth Fund, Value Discovery Fund, International Growth Fund, Income Fund and Ready Reserves Fund) (collectively, the "Funds") as of December 31, 1996, and the related statements of operations for the year then ended and changes in net assets for each of the two fiscal years in the period then ended, except for the Value Discovery Fund for which the period is December 23, 1996 (Commencement of Operations) to December 31, 1996, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of William Blair Mutual Funds, Inc. at December 31, 1996, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.

                                                Ernst & Young LLP
                                                ERNST & YOUNG LLP

Chicago, Illinois
February 3, 1997

SPECIAL MEETINGS OF SHAREHOLDERS

     A Special Meeting of Shareholders was held on March 7, 1996. At the meeting, shareholders of the Fund were asked to consider and act upon six issues: the election of the seven nominees for director; the approval of an amendment to the Fund's Articles of Incorporation authorizing the establishment of separate classes of shares; approval of an amendment to the Fund's Articles of Incorporation to permit the redemption of series of shares; ratification of the selection of Ernst & Young LLP as the Fund's independent auditors; approval of the new management agreement; and approval of an amendment to the Growth Fund's investment objective. The results of all matters voted on by shareholders of the Funds at the Special Meeting were as follows:

A. ELECTION OF THE SEVEN NOMINEES FOR DIRECTOR:

                                                                       FOR                 WITHHELD
                                                                   -----------            ----------
Growth Fund                     Conrad Fischer                      25,290,662               291,076
                                Vernon Armour                       25,281,674               300,064
                                George Kelm                         25,282,580               299,158
                                Ann P. McDermott                    25,239,304               342,434
                                James M. McMullan                   25,289,797               290,941
                                John B. Schwemm                     25,288,928               292,810
                                W. James Truettner, Jr.             25,290,636               291,102

International Growth Fund       Conrad Fischer                       7,468,902                 7,388
                                Vernon Armour                        7,468,902                 7,388
                                George Kelm                          7,468,902                 7,388
                                Ann P. McDermott                     7,469,739                 6,551
                                James M. McMullan                    7,468,902                 7,388
                                John B. Schwemm                      7,468,902                 7,388
                                W. James Truettner, Jr.              7,468,902                 7,388

Income Fund                     Conrad Fischer                      14,003,865                18,594
                                Vernon Armour                       14,002,528                19,931
                                George Kelm                         14,002,528                19,931
                                Ann P. McDermott                    14,002,528                19,931
                                James M. McMullan                   14,003,865                18,594
                                John B. Schwemm                     14,002,528                19,931
                                W. James Truettner, Jr.             14,003,865                18,594

Ready Reserves Fund             Conrad Fischer                     697,546,412            13,663,682
                                Vernon Armour                      697,546,412            13,663,682
                                George Kelm                        697,546,412            13,663,682
                                Ann P. McDermott                   697,546,412            13,663,682
                                James M. McMullan                  697,546,412            13,663,682
                                John B. Schwemm                    697,546,412            13,663,682
                                W. James Truettner, Jr.            697,546,412            13,663,682

B. APPROVAL OF AN AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION AUTHORIZING THE ESTABLISHMENT OF SEPARATE CLASSES OF SHARES:

                                                          FOR            AGAINST          ABSTAIN
                                                      -----------       ----------       ----------
Growth Fund                                            16,414,473        7,774,224        1,392,442
International Growth Fund                               6,089,506        1,359,521           27,263
Income Fund                                            13,266,777          651,876          103,805
Ready Reserves Fund                                   678,899,931       23,022,369        9,287,794

C. APPROVAL OF AN AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION TO PERMIT THE REDEMPTION, BY BOARD ACTION, OF SERIES OF SHARES:

                                                          FOR            AGAINST          ABSTAIN
                                                      -----------       ----------       ----------
Growth Fund                                            19,070,938          638,950        2,028,043
International Growth Fund                               7,392,951           55,406           27,933
Income Fund                                             8,879,866           62,738           59,115
Ready Reserve Fund                                    396,287,229       19,043,815        8,847,982

D. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE FUND'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996:

                                                          FOR            AGAINST          ABSTAIN
                                                      -----------       ----------       ----------
Growth Fund                                            25,241,034          149,453          191,251
International Growth Fund                               7,469,995          837,686            5,458
Income Fund                                            13,969,024           16,354           37,081
Ready Reserves Fund                                   693,504,783       12,871,620        4,833,691

E. APPROVAL OF THE NEW MANAGEMENT AGREEMENT:

                                                          FOR            AGAINST          ABSTAIN
                                                      -----------       ----------       ----------
Growth Fund                                            17,620,139        3,680,445          437,348
International Growth Fund                               7,316,082          105,284           54,924
Income Fund                                             8,764,699          136,333          100,687
Ready Reserves Fund                                   391,001,236       21,852,722       11,325,068

F. APPROVAL OF AN AMENDMENT TO THE GROWTH FUND PORTFOLIO'S INVESTMENT OBJECTIVE:

                                                          FOR            AGAINST          ABSTAIN
                                                      -----------       ----------       ----------
Growth Fund                                            20,154,604        1,256,369          326,958

     Another Special Meeting of Stockholders of the International Growth Fund of William Blair Mutual Funds, Inc. was held on December 17, 1996. At the meeting, shareholders were asked to consider and act upon one issue:

A. APPROVAL OR DISAPPROVAL OF AMENDMENTS TO REFORM THE PRIOR AND CURRENT MANAGEMENT AGREEMENTS, RATIFYING PRIOR AND CURRENT PAYMENTS MADE UNDER THE AGREEMENTS AS REFORMED:

                                                          FOR            AGAINST          ABSTAIN
                                                      -----------       ----------       ----------
International Growth Fund                               6,465,834           11,541            6,223

BOARD OF DIRECTORS

CONRAD FISCHER, CHAIRMAN
        Principal, William Blair & Company, L.L.C.

VERNON ARMOUR
        Private Investor

GEORGE KELM
        Retired Chairman of the Board, Sahara Coal Company, Inc.

JAMES M. MCMULLAN
        Principal, William Blair & Company, L.L.C.

ANN P. MCDERMOTT
        Director and Trustee
        Profit and not-for-profit organizations

JOHN B. SCHWEMM
        Retired Chairman and CEO, R.R. Donnelley & Sons Company

W. JAMES TRUETTNER, JR., SENIOR VICE PRESIDENT
        Principal, William Blair & Company, L.L.C.

OFFICERS

Rocky Barber, President
Mark A. Fuller, III, Senior Vice President
George Greig, Senior Vice President
Bentley M. Myer, Senior Vice President
Norbert W. Truderung, Senior Vice President
James S. Kaplan, Vice President
John P. Kayser, Vice President
Terence M. Sullivan, Vice President
Walter Rucinski, Treasurer
Janet V. Gassmann, Secretary

INVESTMENT ADVISER

        William Blair & Company, L.L.C.

TRANSFER AGENT

        State Street Bank and Trust Company
        P.O. Box 9104
        Boston, MA  02266-9104
        800-635-2840
        (Massachusetts 800-635-2840)

WILLIAM BLAIR MUTUAL FUNDS, INC.
222 West Adams Street
Chicago, IL  60606

                        WILLIAM BLAIR MUTUAL FUNDS, INC.

                                     PART C

                               OTHER INFORMATION


ITEM 24.         Financial Statements and Exhibits

                 (a)      Financial Statements:

                          (i) Financial Statements included in Part A of the Registration Statement:

                                  For Growth Fund, Value Discovery Fund,
                                  International Growth Fund, Income Fund, and
                                  Ready Reserves Fund:

                                  Financial Highlights

                          (ii) Financial Statements included in Part B of the Registration Statement:

                                  The following information contained in the Annual Report for William Blair Mutual Funds, Inc. (Growth Fund, Value Discovery Fund, International Growth Fund, Income Fund, and Ready Reserves Fund) for the fiscal year ended December 31, 1996 is incorporated by reference into Part A.

                                  William Blair Mutual Funds, Inc.

                                     Growth Fund, Value Discovery Fund,
                                     International Growth Fund, Income
                                     Fund, and Ready Reserves Fund

                                        Statements of Assets and Liabilities at
                                        December 31, 1996

                                        Statements of Operations for the Year
                                        Ended December 31, 1996 (for
                                        the period from December 23,
                                        1996 (Commencement of
                                        Operations) to December 31,
                                        1996 for the Value Discovery
                                        Fund)

                                        Statements of Changes in Net Assets for
                                        the Years Ended December 31,
                                        1996 and 1995 (for the period
                                        from December 23, 1996
                                        (Commencement of Operations)
                                        to December 31, 1996 for the
                                        Value Discovery Fund)

                                                   Notes to Financial Statements

                                        Growth Fund, Value Discovery Fund,
                                        International Growth Fund, Income
                                        Fund, and Ready Reserves Fund

                                                  Schedules II, III, IV, V, VI
        `                                         and VII are omitted as the
                                                  required information is not
                                                  present

                                                  Schedule I has been omitted
                                                  as the required information is
                                                  presented in the Portfolio of
                                                  Investments at December 31,
                                                  1996

                 (b)      Exhibits

                          1a.     Articles of Incorporation.(1)/
                          1b.     Form of Amendment to Articles of
                                  Incorporation.(1)/
                          2.      By-laws, as amended.(1)/
                          3.      Inapplicable
                          4.      See items 1 and 2 above.
                          5a.     Form of Management Agreement dated
                                  May 1, 1996, as amended.
                          5b.     Form of Management Agreement dated
                                  December 23, 1996.(2)/
                          6.      Underwriting Agreement.(1)/
                          7.      Inapplicable.
                          8.      Custodian Agreement.(1)/
                          9.      Inapplicable.
                          10.     Inapplicable.
                          11.     Consent of Ernst & Young LLP.
                          12.     Opinion and Consent of Vedder, Price, Kaufman
                                  & Kammholz.*
                          13.     Subscription Agreement.(1)/
                          14.     Inapplicable.
                          15.     Inapplicable.
                          16.     Schedule for calculation of performance
                                  quotation.(1)/
                          27.     Financial Data Schedule.
_____________________

(1)/ Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A as filed on or about March 1, 1996.

(2)/ Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A as filed on or about November 5, 1996.

*        To be filed.

ITEM 25.         Persons Controlled by or under Common Control with Registrant

                 Inapplicable.

ITEM 26.         Number of Holders of Securities

                 Number of holders of securities as of December 31, 1996:

                                                                                          Number of
                      Title of Class                                                    Record Holders
                      --------------                                                    --------------
                      Shares of common stock of:
                               Growth Fund                                                      9,716

                               Value Discovery Fund                                                32

                               International Growth Fund                                        1,271

                               Income Fund                                                      2,071

                               Ready Reserves Fund                                             20,673

ITEM 27.         Indemnification

                 Section 2-418 of the Maryland General Corporation Law provides for indemnification of directors, officers, employees and agents.

                 Article XII of the Registrant's Articles of Incorporation provides for indemnification of directors and officers under certain circumstances but does not allow such indemnification in cases of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         The Investment Management Agreement between the Registrant and William Blair & Company, L.L.C. (the "Adviser") provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of the Adviser, the Adviser shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund in connection with the matters to which such Agreement relates.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.
In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28.         Business and Other Connections of Investment Adviser

                 Registrant's investment manager is William Blair & Company, L.L.C., a limited liability company. In addition to its services to Registrant as investment manager as set forth in Parts A and B of this Registration Statement on Form N-1A, William Blair & Company, L.L.C. is a registered broker-dealer and investment adviser and engages in investment banking.

         The principal occupations of the principals and primary officers of William Blair & Company, L.L.C. are their services as principals and officers of that Company. The address of William Blair & Company, L.L.C. and Registrant is 222 West Adams Street, Chicago, Illinois 60606.

         Set forth below is information as to any other business, profession, vocation, or employment of a substantial nature in which each principal of William Blair & Company, L.L.C. is, or at any time during the last two fiscal years has been, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee:

 Name and Position with                Name of Company and/or
 William Blair & Company, L.L.C.       Principal Business                       Capacity
-------------------------------------------------------------------------------------------------------------
 James L. Barber, Jr.,                 LaRabida Hospital Foundation             Vice President of the Board
 Principal                                                                      of Directors

                                       Stanford Associates                      President

                                       William Blair Mutual Funds, Inc.         President


 Bowen Blair,                          The Art Institute of Chicago             Trustee
 Senior Principal
                                       Chicago Historical Society               Trustee

                                       Field Museum of Natural History          Trustee

 Edward McC. Blair, Sr.,               The Art Institute of Chicago             Life Trustee
 Senior Principal
                                       College of The Atlantic                  Board of Trustees

                                       Pullman Educational Foundation           Life Trustee

                                       Rush Presbyterian-St. Luke               Life Trustee
                                       Medical Center

                                       University of Chicago                    Life Trustee

 Edward McC. Blair, Jr.,               Chicago Dock and Canal Trust             Trustee
 Principal
                                       Chicago Zoological Society               Deputy Chairman

                                       Research Medical, Inc.                   Director

                                       University of Chicago Hospital           Trustee

 Kurt Beuchel,                         Social Security Fund of the              Member
 Principal                             Principality of Liechtenstein            Investment Advisory Board




 Name and Position with                Name of Company and/or
 William Blair & Company, L.L.C.       Principal Business                       Capacity
-----------------------------------------------------------------------------------------------------------
 David G. Chandler,                    The Bruss Company                        Director
 Principal
                                       Encore Paper Company                     Director

                                       Electronic Manufacturing Systems,        Director
                                       Inc.

                                       Gibraltar Packaging Group                Director

                                       International Jensen Incorporated        Director

                                       Morton Grove Pharmaceuticals, Inc.       Director

                                       Predelivery Service Corporation          Director

 E. David Coolidge, III,               Pittway Corporation                      Director
 Chief Executive Officer

 Conrad Fischer                        APM Limited Partnership                  General Partner
 Chief Investment Officer
                                       Chicago Child Care                       Trustee, Emeritus

                                       William Blair Mutual Funds, Inc.         Chairman and Director

 Thomas A. FitzSimmons,                Credit Acceptance Corporation            Director
 Principal

 Mark A. Fuller, III,                  Fuller Investment Company                President
 Principal
                                       Fulsen Howney Partners                   Partner

                                       Three Rio Grande, LLC                    Principal

                                       William Blair Mutual Funds, Inc.         Senior Vice President

 John K. Greene,                       Chicago Horticultural Society            Trustee
 Principal
                                       Children's Home & Aid Society            Trustee
                                       of Illinois, Inc.

                                       Hazelden                                 Chairman Illinois Board of
                                                                                Directors

                                       Vulcan Materials Co.                     Director

 Thomas L. Greene,                     Tyler School of Secretarial              25% Owner
 Principal                             Science

 James P. Hickey,                      Eagle Point Software                     Director
 Principal

 Name and Position with                Name of Company and/or
 William Blair & Company, L.L.C.       Principal Business                       Capacity
-----------------------------------------------------------------------------------------------------------
 Edgar D. Jannotta, Sr.,               AAR Corporation                          Director
 Senior Principal
                                       AON Corporation                          Director

                                       Bandag, Incorporated                     Director

                                       Commonwealth Edison Company              Director

                                       Molex, Incorporated                      Director

                                       New York Stock Exchange, Inc.            Director

                                       Oil-Dri Corporation of America           Director

                                       Safety-Kleen Corporation                 Director

                                       Sloan Valve Company                      Director

                                       Unicom Corporation                       Director

 Edgar D. Jannotta, Jr.,               Big Sky Joint Venture                    General Partner
 Principal
                                       The Bruss Company                        Director

                                       CARA Corporation                         Director

                                       Chicago Communities in Schools           Director

                                       Corporate Project                        Director
                                       Resources, Inc.

                                       Daisytek International                   Director

                                       Electronic Manufacturing Services,       Director
                                       Inc.

                                       Gibraltar Packaging                      Director

                                       Greater Chicago Food Depository          Co-Chairman Finance

                                       GNWC Wire & Cable, Inc.                  Steering Committee

                                       Midsouth Building Supplies               Director

                                       Towne Holdings, Inc.                     Director

 Richard P. Kiphart,                   McCormick Theological Seminary           Board of Directors
 Principal

 Robert Lanphier, IV,                  Ag. Med, Inc. (Private)                  Chairman
 Principal

 James McMullan,                       Security Industry Association            Director
 Principal
                                       William Blair Mutual Funds, Inc.         Director


                                      C-6

 Name and Position with                Name of Company and/or
 William Blair & Company, L.L.C.       Principal Business                       Capacity
-----------------------------------------------------------------------------------------------------------
 David W. Morrison,                    Bell Flavors & Fragrances, Inc.          Director
 Principal

 Timothy M. Murray,                    AGI, Inc.                                Director
 Principal
                                       The Bruss Company                        Director

                                       Daisytek International                   Director

                                       GNWC Wire & Cable, Inc.                  Director

                                       Mede America, Inc.                       Director

                                       MRC Group, Inc.                          Director

                                       Portland Food Products, Incorporated     Director

                                       Towne Holdings, Inc.
                                                                                Director

 Bentley M. Myer,                      Delnor Community Hospital                Director
 Principal                             Foundation

                                       William Blair Mutual Funds, Inc.         Senior Vice President

 David G. O'Neill,                     Elder Care Information Network           Director
 Principal

 Neal L. Seltzer,                      Scholarship and Guidance Foundation      Director
 Principal

 Ronald B. Stansell,                   AFO Limited Partnership                  Limited Partner
 Principal

 Thomas H. Story,                      Security APL, Inc.                       Member, Advisory Council
 Principal

 Mark Timmerman,                       DIY Home Warehouse, Incorporated         Director
 Principal
                                       Prophet 21, Incorporated
                                                                                Director
 Norbert W. Truderung,                 William Blair Mutual Funds, Inc.         Senior Vice President
 Principal

 W. James Truettner, Jr.,              Glenview Foundation                      Director
 Principal
                                       International Travel Services            Director

                                       Roberts Industries                       Director

                                       William Blair Mutual Funds, Inc.         Senior Vice President and
                                                                                Director

ITEM 29.         Principal Underwriters

                 (a)      Inapplicable.

                 (b) The principal business address of each principal and officer of William Blair & Company, L.L.C., principal underwriter for Registrant, is 222 West Adams Street, Chicago, Illinois 60606. See Item 28 for information with respect to officers and principals of William Blair & Company, L.L.C..

                 (c)      Inapplicable.

ITEM 30.         Location of Accounts and Records

                 All such accounts, books and other documents are maintained by the Registrant's officers at the offices of the Registrant and the offices of the Investment Adviser, William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois 60606. Shareholder account information and original shareholder correspondence is also available at the offices of the Transfer Agent and Dividend Paying Agent, State Street Bank and Trust Company, P.O. Box 9104, Boston, Massachusetts 02205-9104.

ITEM 31.         Management Services

                 Inapplicable.

ITEM 32.         Undertakings

                 (a)      Inapplicable.

                 (b) With respect to the Value Discovery Fund, Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of registrant's 1933 Act registration statement.

                 (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this amended registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 11th day of February, 1997.

                                     WILLIAM BLAIR MUTUAL FUNDS, INC.


                                     By:/s/James L. Barber, Jr.
                                         -----------------------
                                        James L. Barber, Jr., President


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacity and on the date indicated.


 Signature                                      Title                              Date
 ---------                                      -----                              ----
 /s/Vernon Armour                               Director                           February 11, 1997
 ----------------------------------
 Vernon Armour

 /s/Ann P. McDermott                            Director                           February 11, 1997
 ----------------------------------
 Ann P. McDermott


 /s/Conrad Fischer                              Director (Chairman of              February 11, 1997
 ----------------------------------             the Board)
 Conrad Fischer


 /s/George Kelm                                 Director                           February 11, 1997
 ----------------------------------
 George Kelm

 /s/James M. McMullan                           Director                           February 11, 1997
 ----------------------------------
 James M. McMullan


 /s/John B. Schwemm                             Director                           February 11, 1997
 ----------------------------------
 John B. Schwemm

 /s/W. James Truettner, Jr.                     Director                           February 11, 1997
 ----------------------------------
 W. James Truettner, Jr.


 /s/James L. Barber, Jr.                        President (Principal               February 11, 1997
 ----------------------------------             Executive Officer)
 James L. Barber, Jr.



 Signature                                      Title                              Date
 ---------                                      -----                              ----
 /s/Terence M. Sullivan                         Treasurer (Principal               February 11, 1997
 ----------------------------------             Financial Officer
 Terence M. Sullivan                            Principal Accounting
                                                Officer)





                                 EXHIBIT INDEX

1a.      Articles of Incorporation.(1)/
1b.      Form of Amendment to Articles of Incorporation.(1)/
2.       By-laws, as amended.(1)/
3.       Inapplicable.
4.       See items 1 and 2 above.
5a.      Form of Management Agreement dated May 1, 1996, as amended.
5b.      Form of Management Agreement dated December 23, 1996.(2)/
6.       Underwriting Agreement.(1)/
7.       Inapplicable.
8.       Custodian Agreement.(1)/
9.       Inapplicable.
10.      Opinion and Consent of Vedder, Price, Kaufman & Kammholz.*
11.      Consent of Ernst & Young LLP.
12.      Inapplicable.
13.      Subscription Agreement.(1)/
14.      Inapplicable.
15.      Inapplicable.
16.      Schedule for calculation of performance quotation.(1)/
27.      Financial Data Schedule.

(1)/ Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A as filed on or about March 1, 1996.

(2)/ Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A as filed on or about November 5, 1996.

*        To be filed.